SHORT TERM
CREDIT AGREEMENT

dated as of September 15, 1994

among

MONTGOMERY WARD & CO., INCORPORATED,

VARIOUS BANKS,

THE FIRST NATIONAL BANK OF CHICAGO,
as Documentary Agent,

THE BANK OF NOVA SCOTIA,
as Administrative Agent,

THE BANK OF NEW YORK,
as Negotiated Loan Agent

and

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Advisory Agent

                        TABLE OF CONTENTS

                                                             Page


SECTION 1  CERTAIN DEFINITIONS.. . . . . . . . . . . . . . . .  1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . .  1
     1.2  Groups and Types of Loans. . . . . . . . . . . . . . 20

SECTION 2  REVOLVING LOANS . . . . . . . . . . . . . . . . . . 20
     2.1  Commitment to Make Revolving Loans . . . . . . . . . 20
     2.2  Revolving Loan Limits. . . . . . . . . . . . . . . . 20
     2.3  Borrowing Procedure. . . . . . . . . . . . . . . . . 21
     2.4  Repayment. . . . . . . . . . . . . . . . . . . . . . 21
     2.5  Revolving Notes. . . . . . . . . . . . . . . . . . . 21
     2.6  Voluntary Termination or Reduction of the
          Commitments. . . . . . . . . . . . . . . . . . . . . 21
     2.7  Extension of the Termination Date. . . . . . . . . . 22

SECTION 3  SWING LOANS.. . . . . . . . . . . . . . . . . . . . 24
     3.1  Commitment to Make Swing Loans.. . . . . . . . . . . 24
     3.2  Swing Loan Limits. . . . . . . . . . . . . . . . . . 24
     3.3  Borrowing Procedure. . . . . . . . . . . . . . . . . 24
     3.4  Interest and Repayment.. . . . . . . . . . . . . . . 25
     3.5  Swing Notes. . . . . . . . . . . . . . . . . . . . . 25
     3.6  Participation of Banks . . . . . . . . . . . . . . . 25

SECTION 4  NEGOTIATED LOANS. . . . . . . . . . . . . . . . . . 26
     4.1  Negotiated Loan Option . . . . . . . . . . . . . . . 26
     4.2  Negotiated Loan Limits . . . . . . . . . . . . . . . 26
     4.3  Procedure for Negotiated Loans . . . . . . . . . . . 26
     4.4  Interest and Repayment . . . . . . . . . . . . . . . 28
     4.5  Negotiated Loan Notes. . . . . . . . . . . . . . . . 28

SECTION 5  TERMINATION OF COMMITMENTS UPON A CHANGE OF
                          CONTROL. . . . . . . . . . . . . . . 28

SECTION 6  INTEREST AND FEES . . . . . . . . . . . . . . . . . 29
     6.1  Interest Rates . . . . . . . . . . . . . . . . . . . 29
     6.2  Eurodollar Margin Increment. . . . . . . . . . . . . 29
     6.3  Interest Payment Dates . . . . . . . . . . . . . . . 29
     6.4  Setting and Notice of Loan Rates . . . . . . . . . . 30
     6.5  Commitment Fee . . . . . . . . . . . . . . . . . . . 31
     6.6  Displaced Commitment Fee . . . . . . . . . . . . . . 31
     6.7  Agents' Fees . . . . . . . . . . . . . . . . . . . . 31
     6.8  Computation of Interest and Fees . . . . . . . . . . 31
     6.9  Determination of Margin and Fee Increase . . . . . . 32


SECTION 7  REVOLVING LOAN PROCEDURES;
                     CONVERSIONS AND CONTINUATIONS . . . . . . 33
     7.1  Procedure for Revolving Loans. . . . . . . . . . . . 33
     7.2  Conversion and Continuation Procedures . . . . . . . 34

SECTION 8  MAKING AND SHARING OF PAYMENTS AND
                     PREPAYMENTS; SETOFF; TAXES; RECORDKEEPING. 36
     8.1  Making of Payments . . . . . . . . . . . . . . . . . 36
     8.2  Sharing of Payments. . . . . . . . . . . . . . . . . 37
     8.3  Setoff . . . . . . . . . . . . . . . . . . . . . . . 38
     8.4  Taxes. . . . . . . . . . . . . . . . . . . . . . . . 39
     8.5  Recordkeeping. . . . . . . . . . . . . . . . . . . . 41

SECTION 9  CHANGE OF CIRCUMSTANCES.. . . . . . . . . . . . . . 43
     9.1  Reserve and Capital Adequacy Costs . . . . . . . . . 43
     9.2  Increased Costs. . . . . . . . . . . . . . . . . . . 44
     9.3  Basis for Determining Interest Rate Inadequate or
          Unfair . . . . . . . . . . . . . . . . . . . . . . . 46
     9.4  Changes in Law Rendering Certain Loans Unlawful. . . 46
     9.5  Funding Losses . . . . . . . . . . . . . . . . . . . 47
     9.6  Discretion of Banks as to Manner of Funding. . . . . 47
     9.7  Conclusiveness of Statements; Survival of
          Provisions . . . . . . . . . . . . . . . . . . . . . 48
     9.8  Negotiated Loans . . . . . . . . . . . . . . . . . . 48

SECTION 10  REPRESENTATIONS. . . . . . . . . . . . . . . . . . 48
     10.1  Organization, etc . . . . . . . . . . . . . . . . . 48
     10.2  Authorization; No Conflict. . . . . . . . . . . . . 48
     10.3  Validity and Binding Nature . . . . . . . . . . . . 49
     10.4  Financial Statements. . . . . . . . . . . . . . . . 49
     10.5  Litigation and Contingent Liabilities . . . . . . . 49
     10.6  Title to Property . . . . . . . . . . . . . . . . . 50
     10.7  Liens . . . . . . . . . . . . . . . . . . . . . . . 50
     10.8  Subsidiaries. . . . . . . . . . . . . . . . . . . . 50
     10.9  Plans and Welfare Plans . . . . . . . . . . . . . . 50
     10.10  Investment Company Act . . . . . . . . . . . . . . 50
     10.11  Public Utility Holding Company Act . . . . . . . . 50
     10.12  Regulations G, U and X . . . . . . . . . . . . . . 51
     10.13  Labor Controversies. . . . . . . . . . . . . . . . 51
     10.14  Tax Status . . . . . . . . . . . . . . . . . . . . 51
     10.15  No Default . . . . . . . . . . . . . . . . . . . . 52
     10.16  Compliance with Applicable Laws. . . . . . . . . . 52
     10.17  Licenses, etc. . . . . . . . . . . . . . . . . . . 52
     10.18  Purpose. . . . . . . . . . . . . . . . . . . . . . 52



SECTION 11  COVENANTS. . . . . . . . . . . . . . . . . . . . . 52
     11.1  Reports, Certificates and Other Information . . . . 53
     11.2  Liens . . . . . . . . . . . . . . . . . . . . . . . 55
     11.3  Minimum Consolidated Shareholder's Equity . . . . . 58
     11.4  Ratio of Debt to Total Capitalization . . . . . . . 59
     11.5  Purchase or Redemption of the Company's
          Securities; Dividend Restrictions; Payments to the
          Parent . . . . . . . . . . . . . . . . . . . . . . . 59
     11.6  Mergers, Consolidations, Sales. . . . . . . . . . . 60
     11.7  Compliance with Applicable Laws . . . . . . . . . . 62
     11.8  ERISA . . . . . . . . . . . . . . . . . . . . . . . 63
     11.9  Corporate Existence and Franchises. . . . . . . . . 63
     11.10  Maintenance of Tangible Property . . . . . . . . . 63
     11.11  Maintenance of Intangible Property . . . . . . . . 63
     11.12  Books, Records and Inspections . . . . . . . . . . 64
     11.13  Insurance. . . . . . . . . . . . . . . . . . . . . 64
     11.14  Payment of Taxes . . . . . . . . . . . . . . . . . 64
     11.15  Other Agreements . . . . . . . . . . . . . . . . . 64
     11.16  Regulation U . . . . . . . . . . . . . . . . . . . 64
     11.17  Subordinated Debt. . . . . . . . . . . . . . . . . 64
     11.18  Debt-Like Preferred Stock. . . . . . . . . . . . . 65
     11.19  Further Assurances . . . . . . . . . . . . . . . . 65

SECTION 12  CONDITIONS.. . . . . . . . . . . . . . . . . . . . 65
     12.1  Effectiveness of Agreement. . . . . . . . . . . . . 65
     12.2  Conditions to Loans . . . . . . . . . . . . . . . . 68

SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT . . . . . . . . 68
     13.1  Events of Default . . . . . . . . . . . . . . . . . 68
     13.2  Effect of Event of Default. . . . . . . . . . . . . 72

SECTION 14  THE AGENTS . . . . . . . . . . . . . . . . . . . . 73
     14.1  Authorization . . . . . . . . . . . . . . . . . . . 73
     14.2  Indemnification . . . . . . . . . . . . . . . . . . 73
     14.3  Action on Instructions of the Required Banks. . . . 73
     14.4  Payments. . . . . . . . . . . . . . . . . . . . . . 74
     14.5  Exculpation . . . . . . . . . . . . . . . . . . . . 75
     14.6  Credit Investigation. . . . . . . . . . . . . . . . 76
     14.7  Agents and Affiliates . . . . . . . . . . . . . . . 76
     14.8  Resignation and Removal . . . . . . . . . . . . . . 76
     14.9  Advisory Agent. . . . . . . . . . . . . . . . . . . 77

SECTION 15  GENERAL. . . . . . . . . . . . . . . . . . . . . . 77
     15.1  Waiver; Amendments. . . . . . . . . . . . . . . . . 77
     15.2  Notices . . . . . . . . . . . . . . . . . . . . . . 78
     15.3  Computations. . . . . . . . . . . . . . . . . . . . 79
     15.4  Participations; Assignments; Replacement of
          Banks. . . . . . . . . . . . . . . . . . . . . . . . 80
     15.5  Costs, Expenses and Taxes . . . . . . . . . . . . . 85
     15.6  Indemnification . . . . . . . . . . . . . . . . . . 86
     15.7  Regulation U. . . . . . . . . . . . . . . . . . . . 87
     15.8  Captions. . . . . . . . . . . . . . . . . . . . . . 87
     15.9  Governing Law; Severability . . . . . . . . . . . . 87
     15.10  Waiver of Jury Trial . . . . . . . . . . . . . . . 87
     15.11  Counterparts; Effectiveness. . . . . . . . . . . . 88
     15.12  Supersession . . . . . . . . . . . . . . . . . . . 88
     15.13  Successors and Assigns . . . . . . . . . . . . . . 88

                     SCHEDULES and EXHIBITS

SCHEDULES

SCHEDULE I          Banks, Commitments and Termination Dates
                    (Sections 1.1, 2.7 and 15.4)

SCHEDULE II         Litigation (Section 10.5)

SCHEDULE III        Liens (Section 10.7)

SCHEDULE IV         Subsidiaries and Restricted Subsidiaries
                    (Section 10.8)

SCHEDULE V          Post-Retirement Welfare Plan Benefits
                    (Section 10.9)

SCHEDULE VI         Tax Sharing Arrangements (Section 11.5)

SCHEDULE VII        Management Investors (Section 1.1)

SCHEDULE VIII       Finder's List (Section 1.1)

EXHIBITS            FORM OF

EXHIBIT A           Revolving Note (Section 2.5)

EXHIBIT B           Extension Request (Section 2.7)

EXHIBIT C           Extension Reply (Section 2.7)

EXHIBIT D           Swing Note (Section 3.5)

EXHIBIT E           Negotiated Note (Section 4.5)

EXHIBIT F           Revolving Loan Request (Section 7.1)

EXHIBIT G           Swing Loan Request (Section 3.3)

EXHIBIT H           Negotiated Loan Confirmation (Section 4.3)

EXHIBIT I           Officer's Certificate (Section 11.1(c))

EXHIBIT J           Opinion of Counsel for the Company (Section
                    12.1)

EXHIBIT K           Certificate as to Satisfaction of Conditions
                    (Section 12.1)

EXHIBIT L           Assignment and Acceptance (Section 15.4(b))

EXHIBIT M           Replacement Agreement (Section 15.4(e))

                   SHORT TERM CREDIT AGREEMENT


          THIS SHORT TERM CREDIT AGREEMENT (this "Agreement"), dated as of September 15, 1994, is among MONTGOMERY WARD & CO., INCORPORATED, an Illinois corporation (herein, together with its successors and permitted assigns, called the "Company"), the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, as documentary agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Documentary Agent"), THE BANK OF NOVA SCOTIA, as administrative agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Administrative Agent"), THE BANK OF NEW YORK, as negotiated loan agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Negotiated Loan Agent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as advisory agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Advisory Agent") (the Documentary Agent, the Administrative Agent, the Negotiated Loan Agent and the Advisory Agent are herein collectively called the "Agents" and individually called an "Agent").

          WHEREAS, the Company wishes to be able to borrow funds from the Banks from time to time on a revolving basis; and

          WHEREAS, subject to the terms and conditions set forth herein, the Banks are willing to make loans to the Company;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

          SECTION 1  CERTAIN DEFINITIONS.

          1.1 Definitions. When used herein the following terms have the following respective meanings (it being understood that a finder's list is attached as Schedule VIII):

          "Adjusted Commitment" - see Section 8.2(a).

          "Administrative Agent" - see Preamble.

          "Advisory Agent" - see Preamble.

          "Affiliate" means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

          "Agent(s)" - see Preamble.

          "Agent Parties" - see Section 14.2.

          "Aggregate Commitment" means $297,000,000 or such lesser amount as the Company may specify from time to time pursuant to Section 2.6 or as may be determined pursuant to
Section 2.7.

          "Agreement" - see Preamble.

          "Applicable Agent" means (i) with respect to matters involving the Loans (other than the Negotiated Loans), the Administrative Agent, and (ii) with respect to matters involving the Negotiated Loans, the Negotiated Loan Agent.

          "Assignee(s)" - see Section 15.4(b).

          "Assignment" - see Section 15.4(b).

          "Authorized Officer" means the President, the Chief
Executive Officer, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of the Company.

          "Bank(s)" - see Preamble.

          "Bank Parties" - see Section 15.6.

          "Base Rate" means at any time and from time to time the higher of (i) the rate per annum then most recently publicly announced or established by the Bank which is acting as the Administrative Agent as its "reference rate" or "prime rate" (or such Bank's equivalent thereof) at its Funding Office for Base Rate Loans, or (ii) the Federal Funds Rate plus 1/2 of 1% per annum.

          "Base Rate Loan" means any Loan (other than a
Negotiated Loan) which bears interest by reference to the Base
Rate.

          "Business Day" means (i) any day of the year other than a Saturday, a Sunday or other day on which banks in Chicago, Atlanta or New York City are authorized or required by law to close, and (ii) if the applicable Business Day relates to the determination of a Eurodollar Rate or to the funding or payment of a Eurodollar Loan, a day on which dealings are carried on in the London interbank eurodollar market.

          "Capital Base" means at any time the sum of Subordinated Debt plus Consolidated Shareholder's Equity of the Company plus the FAS 106 Capital Base Factor, each as at the end of the Fiscal Year or Fiscal Quarter, as the case may be, ended on the date as of which "Capital Base" is being determined, less each of (i) the aggregate amount of all outstanding advances by the Company to, and investments of the Company in, Non-Restricted Subsidiaries, (ii) the aggregate value of all treasury stock carried as an asset by the Company or any Subsidiary the equity of which is included in the Company's Consolidated Shareholder's Equity, and (iii) the aggregate amount of all general intangibles (including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and corporate organization expense) of the Company and its Restricted Subsidiaries; provided, however, that the following shall not be included as a general intangible of the Company and its Restricted Subsidiaries for purposes of this definition: (a) assets under capital leases, (b) prepaid expenses (including, without limitation, prepaid pension costs and prepaid royalties) and other costs or expenditures which under GAAP are capitalized and amortized over the periods to which such costs or expenditures relate (including, without limitation, unamortized deferred marketing acquisition costs, unamortized customer service contract costs and unamortized system development costs), (c) as of the date of determination, the unamortized balance of the value at June 23, 1988 of insurance licenses of the Company's insurance Restricted Subsidiaries, (d) as of the date of determination, the unamortized balance of the value at June 23, 1988 of marketing rights of the Company and its Restricted Subsidiaries, and (e) all goodwill arising out of the acquisition by the Company of all the stock of LMR Acquisition Corporation and its wholly-owned subsidiary, Lechmere, Inc. (including any goodwill on the books of LMR Acquisition Corporation and Lechmere, Inc. at the time of such acquisition by the Company) pursuant to the Agreement and Plan of Merger dated March 17, 1994 by and among the Company, MW Merger Corp., LMR Acquisition Corporation, Lechmere, Inc. and the stockholders of LMR Acquisition Corporation who became parties thereto, as heretofore and hereafter amended, all as determined (except as set forth in Section 15.3) in accordance with GAAP.

          "Capitalized Lease Obligations" means with respect to any Person any amounts payable by such Person with respect to any lease of any tangible or intangible property (whether real, personal or mixed), however denoted, which is required by GAAP to be reflected as a liability on such Person's balance sheet.

          "Change" - see Section 9.1(b).

          "Change of Control" means (a) the sale or other disposition, at any time or times after the Effective Date, to any Person other than a Qualified Purchaser, of an aggregate of 50% or more of the Outstanding Original Shares or (b) no Outstanding Original Shares remain outstanding. Anything to the contrary notwithstanding, at any time of determination no Change of Control shall be deemed to have occurred because, or as a result, of any events, facts and/or circumstances if theretofore either (i) shares of voting common stock of the Parent have been sold to the public pursuant to a registration statement filed with the SEC, which registration statement became effective and the gross proceeds of such offering were at least $100,000,000 or
(ii) the Consolidated Shareholder's Equity of the Company was equal to or greater than $710,000,000 either (x) at the end of the then most recently ended Fiscal Quarter or (y) at the end of not less than any eight consecutive Fiscal Quarters prior thereto.

          "Class A Common Stock" means the issued and outstanding shares from time to time of Class A Common Stock of the Parent or the shares of stock into which such shares shall have been converted or for which such shares were exchanged in connection with any merger, consolidation or sale of substantially all the assets of the Company or the Parent.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commitment" means, for each Bank, such Bank's commitment to make Revolving Loans on the terms and subject to the conditions of this Agreement, the maximum amount of such commitment being the amount opposite such Bank's name on
Schedule I as the same may be revised pursuant to Section 2.6 or 2.7; and "Commitments" means, collectively, the commitments of all of the Banks to make Revolving Loans on the terms and subject to the conditions of this Agreement.

          "Company" - see Preamble.

          "Company Register" - see Section 8.5(a).

          "Conditional Sale Obligations" means with respect to any Person any amounts payable by such Person which are required by GAAP to be reflected as liabilities on such Person's balance sheet with respect to agreements for the purchase of real property or other tangible fixed assets on extended deferred payment terms covering a period of one year or more and under which a security interest (other than a statutory vendor's lien) is specifically retained by the seller until the deferred purchase price is paid in full, but excluding any agreements under which the asset being acquired is classified as an asset under a capital lease rather than as an asset which is owned in accordance with GAAP.

          "Consolidated Net Income" means the aggregate of the net income of the Company and its Subsidiaries, determined
(except as otherwise provided in Section 15.3) on a consolidated basis in accordance with GAAP.

          "Consolidated Shareholder's Equity" has (except as otherwise provided in Section 15.3) the meaning assigned to such phrase by GAAP.

          "Continue," "Continuation" and "Continued" refer to continuations of Loans pursuant to Section 7.2.

          "Conversion Notice" - see Section 7.2(a).

          "Convert", "Conversion" and "Converted" refer to conversions of Loans pursuant to Section 7.2.

          "Corporate Transaction" - see Section 11.6.

          "Debt" means as to any Person at any time (i) all of such Person's Indebtedness for Borrowed Money, plus (ii) all of such Person's Capitalized Lease Obligations, plus (iii) if such Person is the Company or a Restricted Subsidiary, without double counting, the Capitalized Lease Obligations of any Non-Restricted Subsidiary reflected on the balance sheet of such Non-Restricted Subsidiary for which the Company or such Restricted Subsidiary is liable directly or indirectly under a Guaranty, less (iv) all Subordinated Debt.

          "Debt-Like Preferred Stock" means any class of stock of the Company which by its terms (i) has any of the following characteristics: (x) it is redeemable at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, (y) it is redeemable at the option of the holder or
(z) it has conditions for redemption which are not solely within the control of the issuer, such as stock which must be redeemed out of future earnings, and (ii) is validly and effectively made subordinate and junior in right of payment to the Liabilities in the event of the occurrence and continuance of any Event of Default.

          "Displaced Loans" - see Section 6.6.

          "Documentary Agent" - see Preamble.

          "Dollar(s)" and the sign "$" mean lawful money of the United States of America.

          "Effective Date" - see Section 12.1.

          "Equalization Amount" - see Section 8.4(c).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA shall be deemed also to refer to any successors to such sections.

          "ERISA Affiliate" means any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA.

          "Eurocurrency Reserve Percentage" means, with respect to any day, a percentage (expressed as a decimal) equal to the percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any marginal reserve requirement) applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other then applicable regulation of said Board of Governors which prescribes reserve requirements applicable to "Eurocurrency liabilities" as presently defined in Regulation D.

          "Eurodollar Loan" means any Loan (other than a Negotiated Loan) which bears interest at a rate determined by reference to the Eurodollar Rate.

          "Eurodollar Margin Increment" - see Section 6.2.

          "Eurodollar Rate" means, with respect to any Interest Period, and subject to Section 6.4(b), the rate per annum equal to the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the respective rates per annum notified to the Administrative Agent by the Reference Banks (or any thereof) prior to 9:30 a.m., Chicago time, on the second Business Day prior to the commencement of such Interest Period as the rate at which Dollar deposits are offered by the principal London office of each such Reference Bank to prime banks in the London interbank eurodollar market as at or about 11:00 a.m., London time, for delivery for same day value on the first day of such Interest Period, for the number of days comprised therein and in an amount approximately equal to the amount of such Reference Bank's Eurodollar Loan for such Interest Period.

          "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            Eurodollar Rate      =      Eurodollar Rate
          (Reserve Adjusted)            1-Eurocurrency
                                          Reserve Percentage

          "Event of Default" means any of the events described in
Section 13.1.

          "Existing Credit Agreements" means collectively (i) the Amended and Restated Credit Agreement, dated September 22, 1992, as amended, among the Company, various lenders from time to time party thereto and certain agents listed on the signature pages thereof, (ii) the Short Term Credit Agreement, dated
September 22, 1992, as amended, among the Company, various lenders from time to time party thereto and certain agents listed on the signature pages thereof, and (iii) the Term Loan Agreement, dated November 24, 1993, among the Company, various lenders from time to time party thereto and certain agents listed on the signature pages thereof.

          "Existing Termination Date" - see Section 2.7.

          "Extension Banks" - see Section 2.7.

          "Extension Reply" - see Section 2.7.

          "Extension Request" - see Section 2.7.

          "FAS 106 Capital Base Factor" means, as at the date of determination, the dollar amount set forth below opposite the Fiscal Year in which such date occurs:


               Fiscal Year         FAS 106 Capital Base Factor
                  1994                       75,000,000
                  1995                       60,000,000
                  1996                       45,000,000
                  1997                       30,000,000
                  1998                       15,000,000
                  1999 and each                       0
                    Fiscal Year thereafter


          "FAS 106 Minimum Equity Factor" means, as at the date of determination, the dollar amount set forth below opposite the Fiscal Year in which such date occurs:

               Fiscal Year         FAS 106 Minimum Equity Factors
                  1994                       67,500,000
                  1995                       60,000,000
                  1996                       45,000,000
                  1997                       30,000,000
                  1998                       15,000,000
                  1999 and each                       0
                    Fiscal Year thereafter


          "FAS 106 Restricted Payment Factor" means, as at the date of determination, the dollar amount set forth below opposite the Fiscal Year in which such date occurs:

               Fiscal Year    FAS 106 Restricted Payment Factors
                  1994                       45,000,000
                  1995                       45,000,000
                  1996                       45,000,000
                  1997                       30,000,000
                  1998                       15,000,000
                  1999 and each                       0
                    Fiscal Year thereafter

          "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System (including any such successor, "H.15(519)") for that day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for that day will be the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotations") for that day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 P.M. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York time, on that day by each of three leading brokers of Federal funds transactions in New York City, selected by the Administrative Agent.

          "Fee Increase" - see Section 6.9.

          "Finance Obligation(s)" means with respect to any Person, as of the date of determination thereof, (i) any and all of such Person's Indebtedness for Borrowed Money, (ii) any and all of such Person's actual or contingent reimbursement obligations with respect to letters of credit issued for such Person's account, (iii) any and all of such Person's actual or contingent obligations with respect to interest swap agreements or currency swap agreements or other hedge agreements relating to fluctuations in interest rates or currencies, (iv) any and all of such Person's liabilities under Title IV of ERISA, and (v) any and all indebtedness or obligations of any of the types described in the preceding clauses (i), (ii), (iii) and (iv) for which such Person is liable, directly or indirectly, under a Guaranty.

          "Fiscal Quarter" means a fiscal quarter of any Fiscal
Year.

          "Fiscal Year" means a fiscal year of the Company which begins on the Sunday following the Saturday closest to December
31 of any calendar year and ends on the Saturday closest to December 31 of the next succeeding calendar year.

          "Fixed Rate Loan(s)" means any Loan other than (i) a Base Rate Loan, and (ii) a Negotiated Loan which bears interest at a fluctuating interest rate.

          "Funding Date" means the date on which any Loan is disbursed or scheduled to be disbursed.

          "Funding Office" means (i) with respect to any Negotiated Loan by any Bank, the office or Affiliate of such Bank specified in the acceptance of the related Negotiated Loan Confirmation, and (ii) with respect to any Eurodollar Loan or Base Rate Loan by any Bank, the office or Affiliate of such Bank specified for such Type of Loan beneath such Bank's signature hereto or in any relevant Assignment. Any Bank's Funding Office for a particular Loan shall be the office or Affiliate through which such Bank shall fund or shall have funded such Loan. Subject to Section 9.6(b), each Funding Office of each Bank may be changed to another domestic or foreign office of such Bank or domestic or foreign office of any Affiliate of such Bank upon written notice from such Bank to the Company, the Administrative Agent and the Negotiated Loan Agent.

          "GAAP" means the generally accepted accounting principles applied in the preparation of the audited consolidated financial statements of the Company and its Subsidiaries as at January 1, 1994, with (except as otherwise provided in Section 15.3) such changes thereto as (a) shall be consistent with the then effective principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors, and (b) shall be concurred in by the independent certified public accounts of recognized national standing certifying any financial statements of the Company and its Subsidiaries.

          "GE Capital" means General Electric Capital Corporation, together with its successors and assigns.

          "Group" - see Section 1.2.

          "Guaranty" means any instrument or document by which a Person has directly or indirectly guaranteed (whether by discount or otherwise), endorsed (other than for collection or deposit in the ordinary course of business), discounted with recourse to such Person or with respect to which such Person is otherwise directly or indirectly liable for the indebtedness or obligations of any other Persons, including, without limitation, indebtedness in effect guaranteed by such Person through any agreement (contingent or otherwise) to (i) purchase, repurchase or otherwise acquire such indebtedness, (ii) provide funds for the payment or discharge of such indebtedness or any other liability of the obligor of such indebtedness (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (iii) maintain the solvency or other financial condition of the obligor of such indebtedness, or (iv) make payment for any products, materials, supplies, transportation or services pursuant to an agreement which requires such payment regardless of the non-delivery or non-furnishing thereof, if in any such case the purpose or intent of such agreement is to provide assurance that such indebtedness will be paid or discharged or that any agreements relating thereto will be complied with or that the holders of such indebtedness will be protected against loss in respect thereof.

          "Indebtedness for Borrowed Money" means with respect to any Person, as of the date of determination thereof, (i) any and all of such Person's indebtedness for borrowed money (including, without limitation, indebtedness for borrowed money which is subordinated), (ii) any and all of such Person's Conditional Sale Obligations, (iii) any and all indebtedness secured by any Lien with respect to any property or asset owned by such Person, regardless of whether the indebtedness secured thereby shall be of or shall have been assumed by such Person, and (iv) any and all indebtedness or obligations of any of the types described in the preceding clauses (i), (ii) and (iii) for which such Person is liable, directly or indirectly, under a Guaranty; provided, however, that the obligations of a lessee under a lease shall not constitute Indebtedness for Borrowed Money and any indebtedness incurred by such Person which by the terms of the related agreement is required to be used to retire a payment obligation to a trade creditor arising from the purchase by such Person of goods and services acquired for the purpose of resale in the ordinary course of such Person's business shall not constitute Indebtedness for Borrowed Money.

          "Indemnified Liabilities" - see Section 15.6.

          "Interest Period" means (i) with respect to any Eurodollar Loan, the period commencing on such Eurodollar Loan's Funding Date (or on the date such Loan was Converted to or Continued as a Eurodollar Loan) and ending 1, 2, 3 or 6 months thereafter as selected by the Company pursuant to Section 7.1(a) or 7.2, (ii) with respect to any Base Rate Loan, the period commencing on such Base Rate Loan's Funding Date (or on the date such Loan was Converted to or Continued as a Base Rate Loan) and ending on the last Business Day of the next following March, June, September or December, whichever comes first, (iii) with respect to any Swing Loan, the period commencing on such Swing Loan's Funding Date and ending on the date specified by the Company in its request for such Swing Loan, which date shall fall not later than 7 days after such Funding Date, and (iv) with respect to any Negotiated Loan, the period commencing on such Negotiated Loan's Funding Date and ending on the date specified by the Company in its Negotiated Loan Confirmation for such Negotiated Loan; provided, however, that:

          (A) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day (unless, in the case of a Eurodollar Loan, such next succeeding Business Day would fall in the next succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

          (B) in the case of an Interest Period for any Eurodollar Loan, if there exists no day numerically corresponding to the day such Loan was made in the month in which the last day of such Interest Period would otherwise fall, such Interest Period shall end on the last Business Day of such month;

          (C) if an Interest Period for any Negotiated Loan would otherwise extend beyond 182 days after such Negotiated Loan's Funding Date, such Interest Period shall end on the 182nd day after such Funding Date unless such day is not a Business Day, in which case such Interest Period shall end on the next preceding Business Day; and

          (D) no Interest Period for any Loan shall extend beyond the date which is 66 days after the Termination
     Date then in effect for any Bank.

          "Liabilities" means any and all of the Company's obligations to the Agents and the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement, any Note or any document, instrument or agreement executed in connection with any of the foregoing.

          "Lien" means any mortgage, pledge, lien, security interest or other charge, including the retained security title of a conditional vendor or lessor.

          "Litigation" means any litigation, proceeding (including without limitation any governmental proceeding or arbitration proceeding), claim, lawsuit and/or investigation (including, without limitation, any environmental litigation, proceeding, claim, lawsuit and/or investigation) pending or threatened against or involving the Company or any Subsidiary or any of its or their businesses or operations.

          "Loan Request" means any Revolving Loan Request, any
Swing Loan Request and any Negotiated Loan Confirmation.

          "Loans" means, collectively, the Negotiated Loans, the Revolving Loans and the Swing Loans, and "Loan" means, individually, any Negotiated Loan, Revolving Loan or Swing Loan.

          "Long Term Credit Agreement" means that certain Long
Term Credit Agreement dated as of the date of this Agreement, among the Company, the Agents and the Banks, as the same may be amended, modified or supplemented from time to time.

          "Management Investor" means (i) any Person who is listed in Schedule VII, (ii) any Person who on the Effective Date is the owner of any shares of Class A Common Stock, and (iii) any Person who on the date of determination, whether or not such Person is otherwise a Management Investor, is an employee of the Company, the Parent or their Subsidiaries or a director of the Parent (elected to the Board of Directors by the Class A Common Stock shareholders) and is then either the owner of shares of Class A Common Stock or the holder of options to purchase shares of Class A Common Stock pursuant to any employee stock option plan established by or for the benefit of the employees of the Company, the Parent or their Subsidiaries or directors of the Parent.

          "Margin Stock" has the meaning given to such term in Regulations U and/or X.

          "Master Register" - see Section 8.5(b).

          "Material Litigation" or "Material Litigation Development" means any Litigation or development in any Litigation which could individually or in the aggregate impair the validity or enforceability of or the ability of the Company to perform any of its obligations under this Agreement or the Notes or the MWCC Receivables Purchase Agreement, or materially impair the ability of the Company to conduct business substantially as now conducted, or materially and adversely affect the consolidated business, operations, prospects or financial condition of the Company and its Subsidiaries, taken as a whole.

          "Maturity Date" means at any time as to any Bank, the date which is 66 days after the Termination Date then in effect for such Bank or, if such date is not a Business Day, the next succeeding Business Day; provided that if as of such Termination Date the conditions set forth in Section 2.7(e) are satisfied, then, for any Banks which have not consented to an extension of the Termination Date pursuant to Section 2.7, Maturity Date shall mean such Termination Date (without giving effect to such extension) or, if such date is not a Business Day, the immediately preceding Business Day.

          "MWCC" means Montgomery Ward Credit Corporation.

          "MWCC Receivables Purchase Agreement" means the Account Purchase Agreement between MWCC and the Company, together with the Guaranty made by GE Capital of MWCC's obligations under such Account Purchase Agreement, both dated as of June 24, 1988, as the same may be amended, modified or supplemented from time to time in a manner which does not result in an Event of Default under Section 13.1(j).

          "Mobil" - see Section 10.14(c).

          "Multiemployer Plan" means a "multiemployer plan", as such term is defined in section 4001(a) of ERISA, which is subject to Title IV of ERISA and to which the Company or any ERISA Affiliate contributed or otherwise may have any liability.

          "Negotiated Loan Agent" - see Preamble.

          "Negotiated Loan Confirmation" - see Section 4.3(a).

          "Negotiated Loan Register" - see Section 8.5(c).

          "Negotiated Loans" - see Section 4.1.

          "Negotiated Note(s)" - see Section 4.5.

          "Non-Restricted Subsidiary" means each Subsidiary which is not a Restricted Subsidiary.

          "Non-United States Person" means a Person who is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized under the laws of the United States, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source; and "United States" means the United States of America (including the States and the District of Columbia).

          "Notes" means, collectively, the Revolving Notes, the Negotiated Notes and the Swing Notes; and "Note" means any individual Revolving Note, Negotiated Note or Swing Note.

          "Outstanding Original Shares" means all shares of Class A Common Stock held by Management Investors at the close of business on June 23, 1988 (including any shares of stock and any options, warrants or other rights convertible or exchangeable for shares of such stock received as a direct or indirect result of any stock dividend, stock split or capitalization with respect to such stock) but excluding any such Class A Common Stock repurchased by the Parent under the Parent Shareholders' Agreement with respect to any Management Investor, which repurchased shares have not been (i) resold to a Management Investor or an employee stock ownership plan established by or for the benefit of the employees of the Company, the Parent or their Subsidiaries, or (ii) reserved for issuance to employees of the Company, the Parent or other Subsidiaries or directors of the Parent, pursuant to an employee stock option plan established for the benefit of such employees or directors.

          "Parent" means Montgomery Ward Holding Corp., a
Delaware corporation, together with any Successor to Parent.

          "Parent Shareholders' Agreement" means the agreement dated as of June 22, 1988 among the Parent and certain shareholders thereof, as such agreement has been and may hereafter be amended, modified or supplemented from time to time in a manner not inconsistent with this Agreement.

          "Participant(s)" - see Section 15.4(a).

          "Payment Sharing Notice" means a written notice from any Bank or any Agent to all other parties under this Agreement, given at any time that an Event of Default has occurred and is continuing, which directs the Agents to allocate payments received from the Company in accordance with Section 8.2.

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Percentage" - see Section 2.2(a).

          "Permitted Lien" - see Section 11.2.

          "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Plan" means a "pension plan", as such term is defined in ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Plan), established or maintained by the Company or any ERISA Affiliate as to which the Company or any ERISA Affiliate contributed or is a member or otherwise may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the five years preceding the Effective Date, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Qualified Purchaser" means (i) any Management Investor, (ii) the Company and the Parent, (iii) GE Capital or a parent or subsidiary thereof, (iv) a spouse, descendant or ancestor of a Management Investor, or a spouse of a descendant or ancestor of a Management Investor, or a trustee of a trust or custodian of a custodianship for the benefit of one or more of the foregoing and/or a Management Investor, (v) the personal representative or any heir, legatee or devisee of any Management Investor, or (vi) any employee stock ownership plan established by or for the benefit of employees of the Company, the Parent or their Subsidiaries.

          "Ratio of Earnings to Fixed Charges" means for any Ratio Period, the ratio of (i) the sum of Consolidated Net Income for such Ratio Period before addition of any amount for interest income and before deduction of any amount for all income taxes, interest expense, depreciation, amortization and rental expense, to (ii) the sum of the excess of all interest expense over interest income plus all rental expense plus capital expenditures (other than asset additions under capital leases determined in accordance with GAAP, except as set forth in Section 15.3) of the Company and its Subsidiaries payable with respect to such Ratio Period, all as determined in accordance with GAAP (except as set forth in Section 15.3).

          "Ratio Period" means the eight (8) consecutive Fiscal
Quarters ending as of the date as of which the Ratio of Earnings to Fixed Charges is being determined.

          "Reference Banks" means The First National Bank of
Chicago, The Bank of New York and The Bank of Nova Scotia.

          "Regulation D" means Regulation D of the Board of
Governors of the Federal Reserve System and any successor rule or regulation of similar import as in effect from time to time.

          "Regulation U" means Regulation U of the Board of
Governors of the Federal Reserve System and any successor rule or regulation of similar import as in effect from time to time.

          "Regulation X" means Regulation X of the Board of
Governors of the Federal Reserve System and any successor rule or regulation of similar import as in effect from time to time.

          "Renewed Termination Date" - see Section 2.7.

          "Replacement Agreement" - see Section 15.4(e).

          "Replacement Bank" - see Section 15.4(e).

          "Reply Date" - see Section 2.7.

          "Reportable Event" has the meaning given to such term in ERISA.

          "Required Banks" means at any time Banks having at least 66-2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66-2/3% of the aggregate unpaid principal amount of the Loans.

          "Restricted Payment" - see Section 11.5.

          "Restricted Subsidiary" means any Subsidiary designated as such by the Company's Board of Directors or by an officer of the Company authorized by the Board of Directors to make such designation and which designation shall not thereafter have been cancelled by the Company's Board of Directors or by an officer of the Company authorized by the Board of Directors to effect such cancellation; provided, however, that a Subsidiary may be designated as a Restricted Subsidiary or such designation may be cancelled if and only if immediately after such designation or cancellation, and after giving effect thereto, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

          "Revocation Cut-Off Date" - see Section 2.7.

          "Revolving Loan(s)" - see Section 2.1.

          "Revolving Loan Request" - see Section 7.1(a).

          "Revolving Note" - see Section 2.5.

          "Risk-Based Capital Guidelines" - see Section 9.1(b).

          "SEC" means the Securities Exchange Commission and any successor thereof.

          "Secured Indebtedness" - see Section 11.2(xix).

          "Special Restricted Subsidiary" means any Restricted Subsidiary (i) with assets that constitute one percent (1%) or less of the total assets of the Company and all Restricted Subsidiaries, (ii) with net income for the most recent Fiscal Year that constitutes one percent (1%) or less of the total net income of the Company and all Restricted Subsidiaries for the most recent Fiscal Year, and (iii) with equity of less than $4,000,000.

          "Subordinated Debt" means indebtedness of the Company which is subordinated to the prior payment of the Liabilities on terms and conditions acceptable to the Required Banks; provided that any payments of principal which are scheduled to occur prior to the Maturity Date of any Bank (pursuant to Section 2.7) shall not constitute Subordinated Debt.

          "Subsidiary" means a corporation of which the Company and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of such corporation's directors.

          "Successor to Parent" - see Section 13.1(h).

          "Swing Loan(s)" - see Section 3.1.

          "Swing Loan Bank" means as to any Swing Loan, the Bank making or which made such Swing Loan.

          "Swing Loan Percentage" means as to any Bank with respect to any Swing Loan, the ratio (expressed as a percentage) of (i) the Unused Commitment of such Bank to (ii) the aggregate of the Unused Commitments of all Banks, such percentage to be calculated as if such Swing Loan were not outstanding at the time of determination.

          "Swing Loan Request" - see Section 3.3.

          "Swing Note(s)" - see Section 3.5.

          "Tax Benefit" - see Section 8.4(c).

          "Taxes" - see Section 8.4(a).

          "Terminated Bank" - see Section 15.4(e).

          "Termination Date" means, with respect to each Bank, the earlier to occur of (i) the later of (a) the 364th day after the Effective Date or (b) the date to which the Commitment of such Bank has been extended pursuant to Section 2.7, or (ii) such other date on which the Aggregate Commitments shall terminate pursuant to Section 5 or 13.2 or be reduced to zero pursuant to
Section 2.6 and, if in any case such day is not a Business Day, the next preceding Business Day.

          "Total Capitalization" means at any time the sum of Debt of the Company and its Restricted Subsidiaries plus Capital Base plus all Debt-Like Preferred Stock; provided, however, that if Total Capitalization is being determined as at any date which is not the last day of a Fiscal Quarter, "Total Capitalization" equals (i) Debt of the Company and its Restricted Subsidiaries, plus (ii) all Debt-Like Preferred Stock, plus (iii) Capital Base as at the end of the most recently completed Fiscal Quarter, plus
(iv) any repayments of loans or advances to Parent received by the Company since the end of the most recently completed Fiscal Quarter, plus (v) any capital contributions received by the Company since the end of the most recently completed Fiscal Quarter, plus (vi) an amount equal to the net proceeds received by the Company from the issue or sale after the end of the most recently completed Fiscal Quarter of any shares of its capital stock (including treasury stock but excluding Debt-Like Preferred Stock), plus (vii) an amount equal to the net proceeds from the issue or sale at any time of that portion of any indebtedness (other than Subordinated Debt) of the Company or any Restricted Subsidiary which after the end of the most recently completed Fiscal Quarter is converted into shares of capital stock (but excluding Debt-Like Preferred Stock) of the Company or into indebtedness or shares of capital stock of the Parent, plus
(viii) any decrease since the end of the most recently completed Fiscal Quarter in the aggregate amount of all advances by the Company to, and investments of the Company in, Non-Restricted Subsidiaries other than any decrease resulting from any aggregate net loss incurred by such Non-Restricted Subsidiaries since the end of the most recently completed Fiscal Quarter, minus (ix) any Restricted Payments made since the end of the most recently completed Fiscal Quarter, minus (x) any increase since the end of the most recently completed Fiscal Quarter in the aggregate amount of all advances by the Company to, and investments of the Company in, Non-Restricted Subsidiaries other than any increase resulting from any aggregate net income of such Non-Restricted Subsidiaries since the end of the most recently completed Fiscal Quarter.

          "Type" - see Section 1.2.

          "Unmatured Event of Default" means any event which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          "Unused" means as to any Commitment of any Bank, at any time, the greater of (i) zero or (ii) the Commitment of such Bank minus the then outstanding Revolving Loans, Negotiated Loans and Swing Loan of such Bank (or Swing Loans, in the case of the Bank which is acting as the Administrative Agent), provided that for purposes of distributing commitment fees under Sections 6.5 and 6.6, the term "Unused" shall be determined without subtracting any outstanding Swing Loans.

          "Welfare Plan" has the meaning assigned to such term by ERISA.

          1.2 Groups and Types of Loans. Loans hereunder are distinguished by "Type" and by "Group". The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan or a Negotiated Loan. A "Group" of Loans consists of Revolving Loans of the same Type, with the same Funding Date or Conversion or Continuation date, and having the same Interest Period.


          SECTION 2  REVOLVING LOANS.

          2.1 Commitment to Make Revolving Loans. On the terms and subject to the conditions of this Agreement, each of the Banks, severally and for itself alone, agrees to make revolving loans to the Company (herein collectively called the "Revolving Loans" and individually called a "Revolving Loan") on a revolving basis from time to time before the Termination Date for such Bank in amounts equal to such Bank's Percentage of such aggregate amounts as the Company may from time to time request pursuant to
Section 7.1, but subject to the limits specified in Section 2.2. The Revolving Loans may be either Eurodollar Loans or Base Rate Loans, as selected by the Company pursuant to Section 7.1.

          2.2 Revolving Loan Limits. The Revolving Loans shall be subject to the following limits as determined by the Administrative Agent pursuant to Section 8.5(b):

          (a) Each Bank's share of a Group of Revolving Loans shall be equal to the ratio (expressed as a percent) that
     (i) the Unused Commitment of such Bank immediately prior to giving effect to the funding of such Group, plus the aggregate principal amount (or portion thereof) of all Loans of such Bank to be repaid concurrently with the proceeds of such funding (but not in excess of such Bank's Commitment), minus the aggregate principal amount of all Loans of such Bank which have been requested (or in the case of Negotiated Loans, confirmed) but not yet funded and which are to be funded prior to the expiration of the Interest Period of such Group, bears to (ii) the aggregate of the Unused Commitments of all Banks immediately prior to giving effect to such funding, plus the aggregate principal amount (or portion thereof) of all Loans to be repaid concurrently with the proceeds of such funding, minus the aggregate principal amount of all Loans which have been requested (or in the case of Negotiated Loans, confirmed) but not yet funded and which are to be funded prior to the expiration of the Interest Period of such Group (such percentage, as to each Bank with respect to the Group of Revolving Loans relating to such funding, being herein called such Bank's "Percentage"); and

          (b) The aggregate principal amount of all Revolving Loans of all Banks at any one time outstanding, when added to the aggregate principal amount of all Swing Loans and Negotiated Loans then outstanding, shall not exceed the then Aggregate Commitment.

          2.3 Borrowing Procedure. The Company shall make requests for Revolving Loans, and each Bank (and, to the extent that the Administrative Agent has received immediately available funds from one or more Banks, the Administrative Agent) shall fund such requests, pursuant to the procedure set forth in
Section 7.1.

          2.4 Repayment. The Company promises to pay to each Bank on such Bank's Maturity Date (or earlier date required under Section 7.2(c)) the principal amount of all Revolving Loans made by such Bank which remain outstanding on such Maturity Date (or such earlier date).

          2.5 Revolving Notes. Each Revolving Loan shall be evidenced by the Company's promissory note (as amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutions therefor, collectively called the "Revolving Notes" and individually called a "Revolving Note") substantially in the form set forth as Exhibit A, with appropriate insertions, each of which shall be dated the Effective Date and made payable to the order of each Bank, respectively.

          2.6  Voluntary Termination or Reduction of the
Commitments.

          prior irrevocable notice received by the Administrative Agent (which shall promptly on the same day or on the next Business Day advise each other Agent and each Bank thereof), the Company may terminate concurrently the Commitments of all the Banks in their entirety upon payment in full (in Dollars and in same day funds) of all outstanding Revolving Loans, Negotiated Loans and Swing
Loans, together with all interest accrued thereon and all fees and other obligations (including breakage fees pursuant to Section 9.5) of the Company related thereto.

          (b) Reduction. At any time on at least five days' prior irrevocable notice received by the Administrative Agent (which shall promptly on the same day or on the next Business Day advise each other Agent and each Bank thereof), the Company may permanently reduce the Aggregate Commitment (such reduction to be pro rata among the Banks according to their respective Commitments). Concurrently with each such reduction of the Aggregate Commitment, the Company shall make a mandatory prepayment of the Loans such that after giving effect thereto (i) the sum of all outstanding Revolving Loans, Negotiated Loans and Swing Loans shall not exceed the then reduced amount of the Aggregate Commitment, and (ii) the aggregate principal amount of all Revolving Loans of any Bank, plus (except in the case of the Bank which is the Administrative Agent) any Swing Loan of such Bank, shall not exceed the amount of such Bank's Commitment as so reduced. Each prepayment pursuant to this Section 2.6(b) shall be subject to the provisions of Section 8.1.

          2.7 Extension of the Termination Date. (a) At any time not more than 60 nor less than 40 days prior to the Termination Date then in effect for each Bank (such Bank's "Existing Termination Date"), the Company may request (but not more than once in any calendar year) each Bank to extend its Existing Termination Date to the date ("Renewed Termination Date") which is 364 days after the Revocation Cut-Off Date (defined below) or, if such 364th day is not a Business Day, the immediately preceding Business Day. Such request shall be delivered to the Agents and each Bank and shall be in the form set forth on Exhibit B hereto ("Extension Request").

          (b) On or before the date ("Reply Date") specified by the Company in its Extension Request (which shall be 30 days after the date on which the Extension Request was given, or if such 30th day is not a Business Day, the immediately preceding Business Day), each of the Banks shall notify the Company and the Administrative Agent in writing whether or not such Bank will consent to such Extension Request, such notification to be in the form set forth on Exhibit C hereto ("Extension Reply"). No Bank shall be obligated to consent to any such Extension Request. Failure of a Bank to furnish an Extension Reply prior to the Existing Termination Date shall constitute a refusal by such Bank to extend its Existing Termination date, it being understood, however, that prior to the Existing Termination Date, any Bank which has not consented to such Extension Request may do so by furnishing to the Company and the Administrative Agent an Extension Reply consenting to such Extension Request.

          (c) Prior to the date ("Revocation Cut-Off Date") which is 4 Business Days prior to the Existing Termination Date, each Bank in its absolute and sole discretion may revoke any Extension Reply previously executed by it by furnishing written notice of such revocation to the Company and the Administrative Agent. Any Extension Reply executed by a Bank after the Revocation Cut-Off Date and any Extension Reply not revoked before the close of business on the Revocation Cut-Off Date shall be irrevocable.

          (d) If, by the close of business on the second Business Day prior to the Existing Termination Date, the Administrative Agent has not received Extension Replies representing consents to the Extension Request executed by Banks representing at least 66-2/3% of the Commitments of all Banks, then on the Business Day before the Existing Termination Date the Company shall prepay all Loans (whether Revolving Loans, Swing Loans, or Negotiated Loans) then outstanding and all amounts related thereto, including, without limitation, all accrued interest and fees pursuant to
Section 6 and breakage fees pursuant to Section 9.5 and shall make a borrowing of Revolving Loans from all Banks, pro rata among the Banks according to each Bank's Commitment, in an amount which (together with other funds then available to the Company) shall be at least sufficient to prepay such Loans and amounts related thereto.

          (e) If, but only if, the following conditions shall have been satisfied:

               (i)  On or prior to the Reply Date, the
          Administrative Agent shall have received Extension
          Replies which (A) represent consents to the Extension
          Request, and (B) have been executed by Banks representing at least 66-2/3% of the Commitments of all Banks;

               (ii) On or prior to the close of business on the Existing Termination Date, the Administrative Agent shall have received Extension Replies which (A) represent consents to the Extension Request, (B) have been executed by Banks (the "Extension Banks") representing at least 66-2/3% of the Commitments of all Banks, and (C) have not been revoked prior to the close of business on the Revocation Cut-Off Date; and

               (iii) As of the Existing Termination Date, no Event of Default or Unmatured Event of Default shall exist and the Administrative Agent shall have received from the Company a certificate of an Authorized Officer of the Company dated the date of such Existing Termination Date to such effect, then on such Existing Termination Date (A) the Termination Date for each of the Extension Banks (but not for any Bank which is not an Extension Bank) shall be extended to the Renewed
Termination Date, and (B) the Company shall pay in full all Loans with respect to all Banks which are not Extension Banks.

          (f) For purposes of satisfying the conditions in
Section 2.7(e), the Company shall have the right, pursuant to
Section 15.4(e), to replace Banks, including during the period from the Reply Date through the Existing Termination Date.


          SECTION 3  SWING LOANS.

          3.1 Commitment to Make Swing Loans. On the terms and subject to the conditions of this Agreement, each of the Banks severally, and for itself alone, agrees to make loans (herein collectively called "Swing Loans" and individually called a "Swing Loan") to the Company in such amounts as the Company may from time to time request, but subject to the limits specified in
Section 3.2.

          3.2 Swing Loan Limits. The Swing Loans shall not exceed the following limits: (i) no Bank (except the Bank which is Administrative Agent) shall be obligated to make any Swing Loan in excess of the Unused Commitment of such Bank, (ii) the aggregate principal amount of Swing Loans at any one time outstanding as determined by the Administrative Agent pursuant to
Section 8.5(b), when added to all swing loans (if any) then outstanding under the Long Term Credit Agreement, shall not exceed $30,000,000, (iii) so long as the aggregate principal amount of all Loans under this Agreement, when added to the aggregate principal amount of all loans (if any) then outstanding under the Long Term Credit Agreement, shall exceed $301,500,000, the Company shall have no right to request from any Bank other than the Bank which is Administrative Agent, and no Bank other than the Bank which is Administrative Agent shall be required to make, any Swing Loan, (iv) there shall be not more than one Swing Loan outstanding at any one time from any Bank which is not the Administrative Agent, and (v) the aggregate principal amount of Swing Loans shall not exceed the limits specified in Section 2.2(b).

          3.3 Borrowing Procedure. Each Swing Loan shall be made on notice, delivered by the Company to the Swing Loan Bank and to the Administrative Agent, not later than 1:00 p.m., Chicago time, or such other time agreed to by the Company and the Swing Loan Bank, on the date on which the Company desires to obtain such Swing Loan, such notice to be in writing or by telex, or telephonic notice confirmed promptly thereafter in writing, substantially in the form of Exhibit G ("Swing Loan Request"). Not later than 2:00 p.m., Chicago time, or such other time agreed to by the Company and the Swing Loan Bank, on such date, the Swing Loan Bank shall provide the Company, at the Funding Office of such Bank for Base Rate Loans, immediately available funds in the amount of such Swing Loan unless prior to such time the Administrative Agent shall have advised the Swing Loan Bank that such Loan would not be within the limits specified in Section 3.2 or the Swing Loan Bank becomes aware that the conditions set forth in Section 12.2 have not been satisfied with respect to such Loan, in either of which events such Swing Loan shall not be
made.   Concurrently with each funding of a Swing Loan, the Swing
Loan Bank shall give notice of such Swing Loan to the Administrative Agent. The Swing Loan Bank shall be entitled to assume that each of the conditions to the making of the Swing Loan have been satisfied absent actual knowledge to the contrary received by the Swing Loan Bank.

          3.4 Interest and Repayment. Each Swing Loan shall, before the maturity of such Swing Loan, bear interest at the Base Rate. Each Swing Loan (including accrued interest) shall be due and payable on the last day of the Interest Period applicable thereto, but in no event later than the Termination Date of the Bank making such Swing Loan. Each Swing Loan shall be prepayable, at the Company's option, on notice to each of the Swing Loan Bank and the Administrative Agent. Each payment of principal or interest on a Swing Loan shall be made by the Company directly to the Swing Loan Bank at its Funding Office for Base Rate Loans accompanied by notice to the Administrative Agent. Promptly upon repayment of any Swing Loan, the Swing Loan Bank shall advise the Administrative Agent thereof.

          3.5 Swing Notes. Each Swing Loan shall be evidenced by the Company's promissory note (as amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutions therefor, collectively called the "Swing Notes" and individually called a "Swing Note") substantially in the form of Exhibit D, with appropriate insertions, which shall be dated the Effective Date and made payable to the order of each Bank, respectively.

          3.6 Participation of Banks. From time to time when any Swing Loans are outstanding, (a) upon written demand made of the Administrative Agent and the Company by any Swing Loan Bank, the Company agrees to request Loans from all of the Banks in accordance with Section 2.1 and to apply the proceeds of such Loans to the repayment of all outstanding Swing Loans of such Swing Loan Bank; and (b) upon written demand by any Swing Loan Bank, each other Bank irrevocably and unconditionally shall purchase and receive from such Swing Loan Bank, without recourse or warranty (except that the outstanding Swing Loans in fact were made and not theretofore sold or assigned by such Swing Loan
Bank), an undivided interest and participation in the Swing Loans then outstanding of such Swing Loan Bank, by paying to the Administrative Agent, in Dollars and in same day funds, an amount equal to such other Bank's Swing Loan Percentage of all Swing Loans of such Swing Loan Bank then outstanding, whereupon the Administrative Agent shall promptly, but not more than one Business Day thereafter, pay over such funds to such Swing Loan Bank. Upon receipt by such Swing Loan Bank of the funds required to be paid to the Administrative Agent, such Swing Loans shall thereafter be treated in all respects as Base Rate Revolving Loans under this Agreement, except that such Swing Loan Bank may retain for its own account all interest accrued thereon prior to the date of each such payment.


          SECTION 4  NEGOTIATED LOANS

          4.1 Negotiated Loan Option. On the terms and subject to the conditions of this Agreement, each of the Banks, severally and for itself alone, agrees that the Company shall have the option from time to time to request loans (herein collectively called "Negotiated Loans" and individually called a "Negotiated Loan"), and that if such Bank, in its sole discretion, accepts such request for a Negotiated Loan it will make such Negotiated Loan to the Company in accordance with such request as so accepted, subject, however, to the limits specified in
Section 4.2. No Bank shall be obligated to accept any request for a Negotiated Loan. The Company shall not request any Negotiated Loan that would fund within the two Business Days before the then effective Termination Date, unless the Company shall have then received Extension Replies which represent unrevoked consents to the Extension Request which have been executed by Banks representing at least 66-2/3% of the Commitments.

          4.2 Negotiated Loan Limits. The aggregate principal amount of all Negotiated Loans, when added to the aggregate principal amount of all Revolving Loans and Swing Loans then outstanding, all as determined by the Administrative Agent pursuant to Section 8.5(b), shall not exceed the Aggregate Commitment at any time. Subject to the foregoing, the Negotiated Loans of any Bank may be less than, equal to or greater than the Commitment of such Bank.

          4.3  Procedure for Negotiated Loans.

          (a) Negotiated Loan Confirmation. The Company shall make each request for a Negotiated Loan by furnishing a request to any Bank selected by the Company, such request to be in writing, or by telex or telephonic notice confirmed promptly thereafter in writing, substantially in the form of Exhibit H ("Negotiated Loan Confirmation"). Each Negotiated Loan Confirmation shall specify the principal amount, the Interest Period, the interest rate, and the Funding Date of such Negotiated Loan, together with the other information provided for in the Negotiated Loan Confirmation. Concurrently with each acceptance by a Bank of a Negotiated Loan Confirmation, the Company and the accepting Bank shall advise in writing, or by telex or telephonic notice confirmed promptly thereafter in writing, each of the Negotiated Loan Agent and the Administrative Agent of the amount, maturity and Funding Date of the requested Negotiated Loan as so accepted.

          (b)  Funding of Negotiated Loans.

               the Funding Date of each Negotiated Loan, the Bank making such Negotiated Loan shall provide (subject to netting pursuant to Section 7.1(d)) the Negotiated Loan Agent at such Agent's Funding Office with immediately available Dollars covering such Bank's Negotiated Loan to be funded on such Funding Date. The Negotiated Loan Agent shall pay over such funds to the Company on such day unless prior to such time, the Negotiated Loan
     Agent receives notice from the Company or the Administrative Agent, whether pursuant to Section
     4.3(b)(ii) or Section 8.5(b) or otherwise, that the Company has not satisfied the conditions set forth in
     Section 12. If the Negotiated Loan Agent receives such notice, then (A) the Negotiated Loan Agent shall not pay over such funds to the Company on such day, (B) the Loan Request related to such Loan or Loans shall be deemed cancelled in its entirety, (C) the Company shall be liable to such Bank in accordance with Section 9.5, and (D) the Negotiated Loan Agent shall return the amount previously provided to the Negotiated Loan Agent by such Bank on the next following Business Day, together with interest on such amount for each day that elapses from and including the originally scheduled
     Funding Date of such Negotiated Loan(s) to but excluding the day on which the Negotiated Loan Agent so returns such amount at the Federal Funds Rate for each such day, based upon a year of 360 days.

          (ii) The Company agrees to notify the Negotiated Loan Agent, the Administrative Agent and the Bank scheduled to make a Negotiated Loan immediately of any failure to satisfy the conditions set forth in Section
     12. The Negotiated Loan Agent shall be entitled to assume that each of such conditions have been satisfied absent actual knowledge to the contrary received by the Negotiated Loan Agent.

          (iii)  Concurrent with each funding of a Negotiated
     Loan, the Negotiated Loan Agent shall advise the Administrative Agent thereof.

          4.4 Interest and Repayment. Each Negotiated Loan shall bear interest payable at such rate and at such times as set forth in the related Negotiated Loan Confirmation, it being understood that such interest rate may be fixed or fluctuating and may be less than, equal to or greater than the interest rate applicable to Revolving Loans or Swing Loans. Each Negotiated Loan shall mature on the last day of the Interest Period applicable thereto, but in no event later than the Maturity Date of the Bank making such Negotiated Loan. Accrued interest on each Negotiated Loan shall be payable directly to the Bank making such Negotiated Loan. The principal of each Negotiated Loan shall be paid by the Company to the Negotiated Loan Agent for the account of the Bank making such Negotiated Loan. Promptly upon repayment of each Negotiated Loan, the Negotiated Loan Agent shall advise the Administrative Agent thereof. Each Bank making a Negotiated Loan shall give notice in writing to the Administrative Agent and the Negotiated Loan Agent of any failure by the Company to pay interest when due on any Negotiated Loan.

          4.5 Negotiated Loan Notes. Each Negotiated Loan shall be evidenced by the Company's promissory note (as amended, modified or supplemented from time to time and together with any renewals thereof or exchanges or substitutions thereof, collectively called the "Negotiated Notes" and individually called a "Negotiated Note" and being substantially in the form set forth in Exhibit E), in each case with appropriate insertions, each of which shall be dated the Effective Date and made payable to the order of each Bank, respectively.


          SECTION                    CONTROL

          If a Change of Control occurs, then upon thirty days' written notice to the Company given not later than 180 days after the date on which written notice of the occurrence of such Change of Control is given to the Banks pursuant to Section 11.1(h) following any Change of Control, (i) the Required Banks may by notice to the Company terminate the Commitments of all of the Banks, whereupon all of the Commitments shall terminate immediately, and (ii) Banks holding Notes evidencing at least 66-2/3% of the aggregate unpaid principal amount of all Loans may by notice to the Company declare all Liabilities to be due and payable, whereupon all Liabilities shall become immediately due and payable, all without presentment, demand or further notice of any kind, all of which are hereby waived by the Company.


          SECTION 6  INTEREST AND FEES.

          6.1 Interest Rates. The Company hereby promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the Funding Date of such Loan until such Loan is paid in full, as follows:

          (a)  if such Loan is a Base Rate Loan or a Swing
     Loan, at a rate per annum equal to the Base Rate from time to time in effect;

          (b) if such Loan is a Eurodollar Loan, at a rate per annum during each Interest Period equal to the Eurodollar Rate applicable to such Interest Period, plus 0.375% per annum, plus any applicable Eurodollar
     Margin Increment; and

          (c) if such Loan is a Negotiated Loan, at a rate determined pursuant to Section 4.4;

provided, however, that after maturity of any Loan (whether by acceleration or otherwise), such Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Base Rate from time to time in effect (but not less than the applicable interest rate in effect at maturity) plus 2% per annum. The Company hereby further promises to pay any additional interest on the unpaid principal amount of each applicable Fixed Rate Loan, whether before or after the maturity thereof, as may be required in accordance with Section 9.

          6.2 Eurodollar Margin Increment. If at the end of any Fiscal Quarter, the Ratio of Earnings to Fixed Charges determined as of the last day of such Fiscal Quarter is less than 1.25:1, or if the Company has failed to provide on a timely basis the certificate required to be furnished by it pursuant to
Section 11.1(c), then subject to Section 6.9, from and including the first day after the end of such Fiscal Quarter to but excluding the first day after the end of the following Fiscal Quarter, the Company shall pay additional interest with respect to its Eurodollar Loans outstanding during such following Fiscal Quarter in an amount equal to 0.125% per annum (the "Eurodollar Margin Increment").

          6.3 Interest Payment Dates. Accrued interest on each Loan shall be payable on the last day of the Interest Period therefor and on each Conversion date related to such Loan; provided, however, that accrued interest on each Eurodollar Loan which has an Interest Period of 6 months shall be payable on the 90th day of such Interest Period or, if such day is not a Business Day, on the next succeeding Business Day; and provided, further, that any interest payable with respect to an applicable Eurodollar Margin Increment shall be payable within fifteen days of the last day of the Fiscal Quarter during which such Eurodollar Margin Increment is applicable and on the Maturity Date to the extent any Eurodollar Margin Increment has theretofore accrued and remains outstanding. After maturity of any Loan, accrued interest on such Loan shall be payable on demand.

          6.4  Setting and Notice of Loan Rates.

          (a) The applicable interest rate for each Loan (other than a Negotiated Loan) shall be determined by the Administrative Agent and, in the case of Eurodollar Loans, notice thereof shall be given by the Administrative Agent to the Company and each Bank promptly, but in any event on the same day as received. Each determination of the applicable interest rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of manifest error.

          (b) In the case of Eurodollar Loans, each Reference Bank agrees to use its best efforts to notify the Administrative Agent in a timely fashion of its applicable rate after the Administrative Agent's request therefor. If as to any Interest Period any one or more of the Reference Banks is unable or for any reason fails to notify the Administrative Agent of its applicable rate by 9:30 a.m., Chicago time, two Business Days before the beginning of such Interest Period, then the applicable Eurodollar Rate shall be determined on the basis of the rate or rates of which the Administrative Agent is given notice by the remaining Reference Bank or Banks by such time. If none of the Reference Banks notifies the Administrative Agent of such a rate prior to 9:30 a.m., Chicago time, two Business Days before the beginning of such Interest Period, then (i) the Administrative Agent shall promptly notify the other parties thereof and (ii) at the Company's option, the Loan Request or Conversion Notice delivered by the Company with respect to such Interest Period shall be cancelled or, if not cancelled, shall be deemed to have specified a Base Rate Loan.

          (c) The Administrative Agent shall, upon written request of the Company or any Bank, deliver to the Company or such Bank a statement showing the computations used by the Administrative Agent in determining the interest rate applicable to any Eurodollar Loan.

          6.5 Commitment Fee. The Company agrees to pay to the Administrative Agent for the account of each Bank (pro rata in accordance with the average daily amount of the Unused Commitment of such Bank), within fifteen days of the last day of December 1994, and thereafter within fifteen days of the last day of each calendar quarter of each year until the Termination Date for such Bank, and on the Termination Date for such Bank, a commitment fee computed at the rate of 0.10% per annum on the average daily amount of the Aggregate Commitment minus the aggregate principal amount of all Revolving Loans and Negotiated Loans then outstanding during the quarterly or other period preceding the date of such payment (commencing, in the case of the first of such periods, on and as of the Effective Date), payable in arrears for the quarterly or other period then ending; provided, however, that if at the end of any Fiscal Quarter, the Ratio of Earnings to Fixed Charges determined as of the last day of such Fiscal Quarter is less than 1.25:1 then from and including the first day after the end of such Fiscal Quarter to but excluding the first day after the end of the following Fiscal Quarter, the rate set forth above shall be increased by 0.0675% per annum.

          6.6 Displaced Commitment Fee. The Company agrees to pay to the Administrative Agent for the account of each Bank (pro rata in accordance with the respective average daily amount of the Unused Commitment of each Bank), within fifteen days of the last day of December 1994, and thereafter within 15 days of the last day of each calendar quarter of each year until the Termination Date of such Bank and on the Termination Date of such Bank, a displaced commitment fee computed at the rate of 0.10% per annum on the average daily amount of Displaced Loans during the quarterly or other period preceding the date of such payment (commencing, in the case of the first of such periods, on and as of the Effective Date), payable in arrears for the quarterly or other period then ending. As used herein, the term "Displaced Loans" means for all Banks which, as a result of their Negotiated Loans, have made Loans in excess of their respective Commitment, the Loans representing the excess of all Loans made by such Banks over the aggregate Commitments of such Banks.

          6.7 Agents' Fees. The Company agrees promptly to pay to each Agent such fees as may be agreed from time to time by the Company and such Agent.

          6.8 Computation of Interest and Fees. Interest on Eurodollar Loans shall be computed for the actual number of days elapsed on the basis of a 360-day year. Interest on Negotiated Loans shall be computed in accordance with the related Negotiated Loan Confirmations. Interest on Base Rate Loans and all fees shall be computed for the actual number of days elapsed on the basis of a 365- or, if applicable, 366-day year. The interest rate applicable to each Base Rate Loan, and after maturity of any other Type of Loan the interest rate applicable to such Loan, shall change simultaneously with each change in the Base Rate without any notice or other action involving the Company.

          6.9 Determination of Margin and Fee Increase. For the purposes of calculating the Eurodollar Margin Increment in
Section 6.2 or any fee increase (a "Fee Increase") in Section 6.5, the Ratio of Earnings to Fixed Charges as at the end of any Fiscal Quarter shall be determined (i) in the case of each of the first three Fiscal Quarters of any Fiscal Year by reference to the certificate from the Company to be delivered to each of the Banks pursuant to Section 11.1(c) and (ii) in the case of the last Fiscal Quarter of any Fiscal Year, initially by reference to a certificate from the Company to be delivered to each of the Banks not later than ninety days following the end of such Fiscal Quarter in the form of the certificate delivered pursuant to the foregoing clause (i) (but limited to the calculation of the Ratio of Earnings to Fixed Charges). Each such certificate shall contain the Company's calculation of the Ratio of Earnings to Fixed Charges as at the end of the preceding Fiscal Quarter. Until receipt by the Banks of such certificate, failure of the Company to furnish such certificate on a timely basis shall be deemed (for purposes of Sections 6.2 and 6.5) to constitute an acknowledgement by the Company that the Ratio of Earnings to Fixed Charges is less than 1.25:1. If, in the case of any Fiscal Quarter, the actual Ratio of Earnings to Fixed Charges as at the end of the preceding Fiscal Quarter (as determined by reference to the audited report delivered pursuant to Section 11.1, to any correction with respect to any certificate previously furnished by the Company or to any certificate furnished on an untimely basis) results in a Eurodollar Margin Increment or a Fee Increase different from that applied in connection with the Company's calculation, such new Eurodollar Margin Increment or Fee Increase shall come into effect immediately upon the Banks' receipt of such report, correction or untimely certificate and shall be given retroactive effect to and including the first day of the Fiscal Quarter immediately following the Fiscal Quarter to which such report, correction or untimely certificate relates, and within fifteen days of the Banks' receipt of such report, correction or untimely certificate, either the Company shall pay to the Administrative Agent (for the account of the Banks) or the Banks shall pay to the Administrative Agent (for return to the Company) such amounts as shall be necessary to give effect to such new Eurodollar Margin Increment or such new Fee Increase.


          SECTION 7  REVOLVING LOAN PROCEDURES;
                   CONVERSIONS AND CONTINUATIONS.

          7.1  Procedure for Revolving Loans.

          (a) Loan Requests. The Company shall give the Administrative Agent irrevocable telephonic notice (promptly confirmed in writing on the same day), not later than 9:30 a.m., Chicago time, of each borrowing of Revolving Loans (i) in the case of a Eurodollar Loan, at least three (3) Business Days prior to the Funding Date for such Loans and (ii) in the case of a Base Rate Loan, on the Funding Date for such Loans. The Administrative Agent shall advise each Bank of such notice promptly, but in any event on the same day as received, and, in the case of Eurodollar Loans, request each Reference Bank to notify the Administrative Agent of its applicable rate (as contemplated in the definition of Eurodollar Rate). Each such notice from the Company to the Administrative Agent shall be substantially in the form of Exhibit F ("Revolving Loan Request") with appropriate insertions, and shall specify (i) the Funding Date for the Revolving Loans requested, (ii) the aggregate amount of the Revolving Loans requested (in an amount permitted under Section 7.1(b)), (iii) whether the requested Revolving Loans shall be Eurodollar Loans or Base Rate Loans, and (iv) in the case of Eurodollar Loans, the Interest Period therefor (subject to the limitations set forth in the definition of Interest Period).

          (b) Amount and Increments of Revolving Loans. Each of the Company's Revolving Loan Requests shall request Revolving Loans in a minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 over such amount, not to exceed, in the aggregate at any one time outstanding, the limits specified in
Section 2.2

          (c)  Funding of Revolving Loans.

          (i) Not later than 12:00 noon, Chicago time, on each Funding Date for Revolving Loans, each Bank shall provide (subject to netting pursuant to Section 7.1(d)) the Administrative Agent at such Agent's Funding Office for Base Rate Loans with immediately available Dollars covering such Bank's Revolving Loan and, if the conditions set forth in Section 12 shall have been satisfied not later than 9:00 a.m., Chicago time, on such date, such Agent shall pay over such funds to the Company on such day. If such conditions have not been satisfied prior to such time, then (A) such Agent shall not pay over such funds to the Company on such day, (B) the Loan Request related to such Loan shall be deemed cancelled in its entirety, (C) the Company shall be liable to each Bank in accordance with Section 9.5, and
     (D) such Agent shall return the amount previously provided to such Agent by each Bank on the next following Business Day together with interest on such amount for each day that elapses from and including such Loan's originally scheduled Funding Date to but excluding the day on which such Agent so returns such amount at the Federal Funds Rate for each such day, based upon a year of 360 days.

          (ii) The Company, notwithstanding its previous delivery of any documents required under Section 12 with respect to a particular Loan, agrees to notify the Administrative Agent immediately of any failure to satisfy the conditions precedent to the making of any Revolving Loan. The Administrative Agent shall be entitled to assume, after it has received each of the documents required under Section 12 with respect to a particular Loan, that each of the conditions precedent to the making of such Loan have been satisfied absent actual knowledge to the contrary received by such Agent prior to the time of the receipt of such documents.

          (d) Netting. If any Bank makes a Loan hereunder on a day on which the Company is to repay all or any part of any outstanding Revolving Loan, Swing Loan or Negotiated Loan, as the case may be, held by such Bank, such Bank shall apply the proceeds of such new Loan to make such repayment and only an amount equal to the positive difference, if any, between the amount being borrowed from such Bank and the amount being repaid to such Bank shall be made available by such Bank to the Administrative Agent as provided in Section 7.1(c).

          7.2  Conversion and Continuation Procedures.

          (a) The Company may (i) Convert all or any part of any Group of outstanding Revolving Loans (on a pro rata basis among the Banks based upon their respective Percentage share of such Group) into Revolving Loans of a different Type or (ii) Continue on the same basis all or any part of any Group of outstanding Revolving Loans as the same Type; provided, that, in any case the Company shall give an irrevocable notice of such Conversion or Continuation (a "Conversion Notice") to the Administrative Agent by 10:00 a.m., Chicago time, on a day which in the case of a Conversion into or a Continuation of Base Rate Loans is at least one (1) Business Day prior to the proposed date of such Conversion or Continuation and, in the case of a Conversion into or a Continuation of Eurodollar Loans, is at least three (3) Business Days prior to such date. Each such Conversion Notice shall be effective upon the Administrative Agent's receipt thereof, shall be in writing (or by telephone promptly confirmed in writing on the same day), shall specify the date and amount of such Conversion or Continuation, the Group of Loans to be so Converted or Continued, the Type of Loans to be Converted into, and the Interest Period(s) to be applicable to such Loans (in the case of Eurodollar Loans). Promptly upon receipt of each Conversion Notice the Administrative Agent shall advise each Bank thereof and, in the case of Conversions into or Continuations of Eurodollar Loans, shall request each Reference Bank to notify such Agent of its applicable rate (as contemplated in the definition of Eurodollar Rate).

          (b) Each Conversion or Continuation of Revolving Loans shall be in an aggregate principal amount of at least $5,000,000 and an integral multiple of $1,000,000 over such amount. If the Company does not deliver a Conversion Notice on or before the day that is three (3) Business Days before the last day of the then current Interest Period with respect to any Revolving Loan that is a Eurodollar Loan, such Revolving Loan automatically shall be Converted into a Base Rate Loan at the end of its then current Interest Period unless theretofore paid in full. If the Company does not deliver a Conversion Notice on or before the day before the last day of the then current Interest Period with respect to any Revolving Loan that is a Base Rate Loan, such Revolving Loan automatically shall be Continued as a Base Rate Loan at the end of its then current Interest Period unless theretofore paid in full.

          (c) Notwithstanding any other provision of this Agreement, (i) no Group of Revolving Loans shall be Continued or Converted, if 4 Business Days before the last day of the then current Interest Period, any Bank notifies the Administrative Agent that such Loans are not to be Continued or Converted, in which case such Group of Loans shall be due and payable on the last day of such Interest Period; provided, however, that this clause (i) shall not apply to any Group of Revolving Loans which was made pro rata according to each Bank's Commitment, (ii) neither Swing Loans nor Negotiated Loans shall be Continued or Converted pursuant to this Agreement, it being understood that such Loans shall mature (if not earlier) at the end of their respective Interest Periods, and (iii) no Loans shall be Converted to Negotiated Loans or Swing Loans under this Section 7.2.


          SECTION 8  MAKING AND SHARING OF PAYMENTS AND
                   PREPAYMENTS; SETOFF; TAXES; RECORDKEEPING.

          8.1  Making of Payments.

          (a) All payments of principal of, or interest on, the Loans, and all payments of commitment fees, shall be made by the Company to the Applicable Agent in immediately available Dollars for the account of the Banks or the holders of the applicable Loans, as the case may be; provided, that (i) the principal of and accrued interest on each Swing Loan shall be payable directly to the Swing Loan Bank pursuant to Section 3.4, and (ii) accrued interest on each Negotiated Loan shall be payable directly to the Bank that made such Negotiated Loan pursuant to Section 4.4. All such payments shall be made (or initiated, in the case of payments being made by Fedwire) to the Applicable Agent or applicable Bank, as the case may be, at its respective office shown below its signature hereto (or at such other office as may be designated from time to time by the Applicable Agent or such Bank by notice to the other parties), not later than 12:00 noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Applicable Agent or applicable Bank, as the case may be, on the next following Business Day. Notwithstanding the foregoing, all payments under
Section 9 shall be made by the Company directly to the Persons entitled thereto.

          (b) Voluntary Loan Prepayments. The Company may voluntarily prepay Loans from time to time in whole or in part, provided that (a) the Company shall give the Administrative Agent (which shall promptly advise each Bank) not less than three (3) Business Days' (in the case of Eurodollar Loans) or one (1) Business Day's (in the case of Base Rate Loans) prior notice thereof, specifying the Loans to be prepaid and the date and amount of prepayment, (b) Negotiated Loans may be prepaid only in accordance with the terms of the accepted Negotiated Loan Confirmation related thereto or with the consent of the Bank making such Negotiated Loan, (c) any prepayment of any Loan shall include accrued interest on the principal amount being paid to the date of prepayment, (d) any prepayment of a Fixed Rate Loan shall be subject to the provisions of Section 9.5, and (e) Loans in the same Group shall be prepaid on a pro rata basis among the Banks based upon their respective Percentage of such Group.

          (c) Mandatory Loan Prepayments. The Company shall prepay Loans pursuant to the provisions of Section 2.7(d).



          8.2  Sharing of Payments.

          (a) Reallocation. Promptly upon the giving of any Payment Sharing Notice, the Banks shall purchase and sell among themselves (without recourse) such participations in the Revolving Loans and Swing Loans so that after giving effect thereto with respect to each Bank:

          (A) the ratio of (i) the aggregate principal amount of its then outstanding Loans other than Negotiated Loans to (ii) the aggregate principal amount of all then outstanding Loans other than Negotiated Loans shall equal

          (B) the ratio of (i) the amount, if any, by which such Bank's Commitment exceeds the aggregate principal amount of the Negotiated Loans of such Bank then outstanding (such Bank's "Adjusted Commitment") to (ii) the aggregate of all Adjusted Commitments of all Banks, all in such manner as may be determined by the Administrative
Agent.

          (b) Proration of Payments. Whenever (i) any payment received by either the Administrative Agent or the Negotiated Loan Agent to be distributed to the Banks in connection with the Loans or otherwise in connection herewith is insufficient to pay in full any amounts then due and payable to the Banks in connection with the Loans, and/or (ii) after receipt by either the Administrative Agent or the Negotiated Loan Agent of a Payment Sharing Notice, then any payments (if any) received (and not theretofore distributed) by the Negotiated Loan Agent with respect to Negotiated Loans shall be paid over to the Administrative Agent and all payments received by the Administrative Agent (whether from the Negotiated Loan Agent or the Company) shall be distributed to the Banks by the Administrative Agent in the following order: first, to the payment of fees and expenses due and payable to the Agents under or in connection with this Agreement; second, to the payment of all fees, expenses and other amounts payable under Sections 6,
15.5 and 15.6, ratably among the Banks in accordance with the aggregate amount of such payments owed to each Bank; third, to the payment of interest then due and payable on the Loans, ratably among the Banks in accordance with the aggregate amount of interest owed to each Bank; fourth, to the payment of the principal amount of the Loans, ratably among the Banks in accordance with the aggregate principal amount owed to each Bank; and fifth, to the payment of all remaining Liabilities (if any) under this Agreement, ratably among the Banks and the Agents according to the aggregate amount of such Liabilities owing to each Bank and each Agent.

          (c) Sharing. If any Bank, other holder of a Loan, or any Participant or Assignee shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, interest on or fees or other amounts hereunder in excess of the share of payments and other recoveries (exclusive of payments or recoveries under Sections 8.4, 9 and 15.4(e) and exclusive of payments to a Bank on the Maturity Date of such Bank by reason of the failure of such Bank to extend its Commitment pursuant to
Section 2.7) such Bank or other Person would have received if such payment or recovery had been in accordance with Sections 8.2(a) and (b), such Bank or other Person shall purchase from the other Banks or Persons, in a manner to be specified by the Administrative Agent, such participations in the Loans, as the case may be, held by them as shall be necessary to cause such purchasing Bank or other Person to share the excess payment or other recovery ratably with each of them in accordance with Sections 8.2(a) and (b), as applicable; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank or Person, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          8.3 Setoff. The Company agrees that each Agent, each Bank (with respect to its Loans and with respect to any participations it purchases pursuant to Sections 3.6 and 8.2, with the same effect as if the amount of such participating interest were owing directly to such Bank) and each holder of a Note shall have all rights of setoff and bankers' lien provided by applicable law and, in addition thereto, the Company agrees that at any time (i) any amount owing by the Company under this Agreement or any Note is then due, directly or indirectly, to any Agent, any Bank or any such holder, or (ii) any Event of Default shall have occurred and be continuing, each Agent, each Bank and each such holder may apply to the payment of such amount any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with such Agent, such Bank or such holder, it being understood that the aggregate amounts set off shall at no time exceed the Liabilities.

          8.4  Taxes.

          (a) All payments made by the Company to any Agent or any Bank under or in connection with this Agreement and the Notes shall be made without any setoff or counterclaim, and free and clear of and without deduction or withholding for or on account of any present or future Taxes now or hereafter imposed by any governmental or other authority, except to the extent that such deduction or withholding is compelled by law. As used herein, the term "Taxes" shall include all income, excise and other taxes of whatever nature (other than taxes generally assessed on the overall net income of any Agent or any Bank, as the case may be, by the government or other authority of the country in which such Agent or such Bank is incorporated or in which such Bank's Funding Office or the office through which such Agent is acting is located provided that taxes so assessed on any additional amounts payable hereunder shall constitute "Taxes") as well as all levies, imposts, duties, charges or fees of whatever nature. If the Company is compelled by law to make any such deductions or withholdings it will:

          (i) pay to the relevant authorities the full amount required to be so withheld or deducted;

          (ii) (except to the extent that such deduction or withholding results from the breach, by the recipient of a payment, of its agreement, if any, contained in
     Section 8.4(b) or would not be required if such recipient's representation or warranty contained in
     Section 8.4(b), if any, were true) pay such additional amounts (including, without limitation, any penalties, interest or expenses) as may be necessary in order that the net amount received by each Agent and each Bank after such deductions or withholdings (including any required deduction or withholding on such additional amounts) shall equal the amount such payee would have received had no such deductions or withholdings been made; and

          (iii)  promptly forward to the Applicable Agent
     (for delivery to such payee) an official receipt or other documentation satisfactory to the Applicable
     Agent and such payee evidencing such payment to such authorities.

          Moreover, if any Taxes are directly asserted against any Agent or any Bank, such payee may pay such Taxes and the Company (except to the extent that such Taxes result from the breach, by such payee, of its agreement contained in Section 8.4(b), if any, or would not be asserted if such payee's representation or warranty contained in Section 8.4(b), if any, were true) promptly shall reimburse the payee for such Taxes and shall pay such additional amount (including, without limitation, any penalties, interest or expenses in connection therewith) as may be necessary in order that the net amount received by such payee after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such payee would have received had no such Taxes been asserted. For purposes of this Section 8.4, a distribution hereunder by any Agent to or for the account of any Bank shall be deemed to be a payment by the Company. The Company's agreement under this Section 8.4 shall survive repayment of the Liabilities, cancellation of the Notes and/or any termination of this Agreement.

          (b) In consideration of, and as a condition to, the Company's undertakings in Section 8.4(a), each Bank which is a Non-United States Person agrees (to the extent it is permitted to do so under the laws and any applicable double taxation treaty of the jurisdiction of its incorporation and the jurisdiction in which its Funding Office is located) to execute and deliver to the Administrative Agent for delivery to the Company, before the first scheduled payment date hereunder in each calendar year, either (i) two United States Internal Revenue Service Forms 1001 or (ii) two United States Internal Revenue Service Forms 4224 together with two United States Internal Revenue Service Forms W-9, or any successor forms, as appropriate, properly completed and claiming complete or partial, as the case may be, exemption from withholding and deduction of United States Federal Taxes. Each Bank which is a Non-United States Person represents and warrants to the Company that, at the Effective Date, (x) its Eurodollar Loan and Base Rate Loan Funding Offices are entitled to receive payments of interest hereunder without deduction or withholding for or on account of any Taxes imposed by the United States or any political subdivision thereof and (y) it is permitted to take the actions described in the preceding sentence under the laws and any applicable double taxation treaties of the jurisdictions specified in the preceding sentence.

          (c) If at any time any Bank by reason of payment by the Company of any Taxes determines in its sole discretion that it has obtained a net credit against, or return or reduction of, any tax (other than the tax to which the payment by the Company relates) payable by it which it would not have enjoyed but for such payment ("Tax Benefit"), such Bank shall thereupon pay to the Company the amount which such Bank shall certify to be the amount that, after payment, will leave such Bank in the same economic position it would have been in had it received no such Tax Benefit ("Equalization Amount"); provided, however, that (i) if such Bank shall subsequently determine that it has lost the benefit of all or a portion of such Tax Benefit, the Company shall promptly remit to such Bank the amount certified by such Bank to be the amount necessary to restore such Bank to the position it would have been in if no payment had been made pursuant to this Section 8.4(c), (ii) if such Bank shall be prevented by applicable law from paying the Company all or any portion of the Equalization Amount owing the Company, such payment need not be made, (iii) such Bank shall be under no obligation to utilize any Taxes either as credits or deductions,
(iv) the Company shall not be entitled to require such Bank to supply it with details of its tax position and (v) nothing contained herein shall interfere with the right of any Bank to arrange its tax affairs as it sees fit. A certificate submitted by a Bank pursuant to this Section 8.4(c) shall be conclusive, in the absence of manifest error.

          8.5  Recordkeeping.

          (a) The Company. The Company shall maintain a register (the "Company Register") in which it shall (i) record on a daily basis all Loans made by each Bank (including each Group and each Type of Loan) to the Company pursuant to this Agreement and all payments of the principal amount thereof, and (ii) calculate on a daily basis the outstanding principal amount of each Loan. At any time the Company becomes aware of the failure of any Loan or requested Loan to be within the limits specified in Section 2.2, 3.2 or 4.2, it shall notify the Administrative Agent, the Negotiated Loan Agent and the Banks of such failure. On the last day of each week, the Company shall furnish to the Administrative Agent and the Negotiated Loan Agent a copy of the Company Register with respect to such week. Upon request of any Agent or any Bank, the Company shall advise the requesting party of the information contained in such Company Register or, if so requested, furnish a copy of the Company Register as it exists from time to time.

          (b) The Administrative Agent. The Administrative Agent shall maintain a register ("Master Register") in which it shall (i) calculate each Bank's Percentage of each Group of Revolving Loans, (ii) record on a daily basis all Loans made by each Bank (including each Group and each Type of Loan) to the Company pursuant to this Agreement and all payments of the principal amount thereof, (iii) calculate on a daily basis the outstanding principal amount of each Loan, (iv) calculate at the end of each Interest Period for each Loan (except the Negotiated Loans) the interest accrued for such Interest Period and (v) upon the giving of a Payment Sharing Notice, make the calculations required for the reallocation, proration and sharing provided for in Section 8.2. The Master Register shall be rebuttable presumptive evidence of the Loans and payments so recorded and principal amount and interest so calculated. At any time the Administrative Agent becomes aware of the failure of any Loan or requested Loan to be within the limits specified in Section 2.2,
3.2 or 4.2 or to satisfy the conditions of Section 12, it shall notify the Company, the Negotiated Loan Agent and the Banks of such failure. Within ten (10) Business Days of the last day of each Fiscal Quarter, the Administrative Agent shall furnish to the Company and each Bank a copy of the Master Register with respect to such Fiscal Quarter. Upon request of the Company or any Bank, the Administrative Agent shall advise the requesting party of the information contained in such Master Register or, if so requested, furnish a copy of the Master Register as it exists from time to time.

          (c) Negotiated Loan Agent. The Negotiated Loan Agent shall maintain a register ("Negotiated Loan Register") in which it shall (i) record on a daily basis all Negotiated Loans made by each Bank to the Company pursuant to this Agreement and all payments of the principal amount thereof, and (ii) calculate on a daily basis the outstanding principal amount of each Negotiated Loan. The Negotiated Loan Register shall be rebuttable presumptive evidence of the Negotiated Loans and payments so recorded and principal amount so calculated. At any time the Negotiated Loan Agent becomes aware of the failure of any Negotiated Loan or requested Negotiated Loan to be within the limit specified in Section 4.2, it shall notify the Company, the Administrative Agent and the Banks of such failure. Within five
(5) Business Days of the last day of each Fiscal Quarter, the Negotiated Loan Agent shall furnish to the Company and the Administrative Agent a copy of the Negotiated Loan Register with respect to such Fiscal Quarter. Upon request of the Company or any Bank, the Negotiated Loan Agent shall advise the requesting party of the information contained in such Negotiated Loan Register or, if so requested, furnish a copy of the Negotiated Loan Register as it exists from time to time.

          (d) Each Bank. All Loans made by each Bank to the Company pursuant to this Agreement and all payments of the principal and interest thereon shall be evidenced by such Bank in its books and records or, at such Bank's option, on the schedule attached to its respective Note which evidences such Loans, which books and records or schedule shall be rebuttable presumptive evidence of the principal and interest owing and unpaid on such Note.

          information in the Company Register, the Master Register, the Negotiated Loan Register, any books or records or any schedule to any Note, or any error in so recording any such information shall not limit or otherwise affect the Company's obligations hereunder or under any Note to repay the principal amount of any Loan together with all interest accruing thereon.

          (f) Conflicts. To the extent that at any time any Bank or Agent or the Company is aware of any conflict between or among the Company Register, the Master Register, the Negotiated Loan Register and the records of any other party to this Agreement, such party shall immediately advise each of the other parties to this Agreement and the affected parties shall use their best efforts to resolve such conflict.


          SECTION 9  CHANGE OF CIRCUMSTANCES.

          9.1  Reserve and Capital Adequacy Costs.

          (a) If Regulation D shall require reserves actually to be maintained in connection with any Eurodollar Loan or any Eurocurrency liabilities with respect thereto of any Bank, regardless of whether such Eurodollar Loan is then outstanding, such Bank may require the Company to pay (and the Company agrees to pay) additional interest on such Eurodollar Loan at a rate per annum equal to the difference between the Eurodollar Rate (Reserve Adjusted) and the Eurodollar Rate for such Eurodollar Loan's Interest Period. Any Bank wishing to require such payment with respect to any such Eurodollar Loan or any Eurocurrency liabilities with respect thereto shall give notice thereof at least three (3) Business Days prior to the last day of such Eurodollar Loan's Interest Period if such Eurodollar Loan is then outstanding or at least one (1) Business Day prior to the commencement of such Interest Period if such Eurodollar Loan is not then outstanding. On the last day of each Interest Period relating to each such Eurodollar Loan of such Bank, the Company shall pay directly to such Bank such additional interest. Once given, each such notice by a Bank shall be deemed automatically to continue in effect and apply to all of such Bank's Eurodollar Loans until such Bank revokes such notice. At such time, if any, as such Bank shall not be required so to maintain reserves, such Bank agrees so to notify the Company.

          (b) If a Bank reasonably determines that the amount of capital required or expected to be maintained by such Bank, any Funding Office of such Bank or any corporation controlling such Bank attributable to this Agreement, the Loans or its obligation to make Loans hereunder is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Bank (with a copy of such demand to the Applicable Agents), the Company shall pay such Bank the amount which such Bank determines is necessary to compensate it for any reduction in the rate of return on capital to an amount below that which such Bank, such Funding Office or such corporation could have achieved but for such Change and is attributable to this Agreement, the Loans or its obligation to make Loans hereunder. "Change" means (i) any change after the Effective Date in the Risk-Based Capital Guidelines (as hereinafter defined) or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the Effective Date which affects the amount of capital required or expected to be maintained by any Bank or any Funding Office or any corporation controlling any Bank or (iii) any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or (iv) compliance by any Bank (or any Funding Office or corporation of any Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the Effective Date, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the Effective Date.

          9.2 Increased Costs. If (i) Regulation D, or (ii) after the Effective Date, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Funding Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, whether or not having the force of law,

          (a) shall subject any Bank (or any Funding Office of such Bank) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes, or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or any Funding Office of such Bank) of the principal of or interest on its Fixed Rate Loans owed to it or any other amounts due under this Agreement in respect of its Fixed Rate Loans, its Notes, or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Funding Office imposed by the government or other authority of the country in which such Bank is incorporated or in which such Bank's Funding Office is located); or

          (b) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to
     Section 6), special deposit, capital adequacy, minimum capital, capital ratio, deposit insurance or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or any Funding Office of such Bank); or

          (c) shall impose, modify or deem applicable any capital adequacy or similar requirement on any Bank; or

          (d)  shall impose on any Bank (or any Funding
     Office of such Bank) any other condition affecting its Fixed Rate Loans or its Notes or its obligation to make or maintain Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D, to impose an additional cost on) such Bank (or any Funding Office of such Bank) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or such Bank's Funding Office) under this Agreement or under its Notes with respect thereto, or to reduce the rate of return on such Bank's capital to a level below that which such Bank could have achieved but for such adoption or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount which such Bank determines to be material, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or such reduction.

          Each Bank promptly shall notify the Company and the Administrative Agent of any event of which it has knowledge, occurring after the Effective Date, which will entitle such Bank to compensation pursuant to this Section 9.2 and will designate a different Funding Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in such Bank's sole judgment, be otherwise disadvantageous to such Bank.

          9.3  Basis for Determining Interest Rate Inadequate or
Unfair.  If with respect to any Interest Period:

          (a) the Reference Banks advise the Administrative Agent that deposits in Dollars (in the applicable amounts) are not being offered by the Reference Banks in the relevant market for such Interest Period, or the Administrative Agent otherwise determines (which determination shall be binding and conclusive on all parties) that, by reason of circumstances affecting the London interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

          (b) the Required Banks (or any Bank scheduled to make a Negotiated Loan) advise the Administrative Agent or the Negotiated Loan Agent, as the case may be, that, as determined by the Administrative Agent or such Bank, the Eurodollar Rate, in the case of Eurodollar Loans, or the negotiated rate, in the case of a Negotiated Loan, will not adequately and fairly reflect the cost to the Required Banks (or such Bank) of maintaining or funding Eurodollar Loans or Negotiated Loans for such Interest Period, or that the making or funding of Eurodollar Loans or Negotiated Loans has become impracticable as a result of an event occurring after the Effective Date which in such Required Banks' (or such Bank's) opinion materially affects such Eurodollar Loans or Negotiated Loans, then so long as such circumstances shall continue: (i) the Administrative Agent promptly shall notify the Company and the Banks thereof, (ii) in the case of Eurodollar Loans, no Bank shall be under any obligation to make Eurodollar Loans or to Continue any Loan as, or Convert any Loan to, a Eurodollar Loan, and (iii) in the case of Negotiated Loans, such Bank shall be under no obligation to make any Negotiated Loan, irrespective of any previous acceptance of any Negotiated Loan Confirmation.

          9.4 Changes in Law Rendering Certain Loans Unlawful. In the event that any change in (including the adoption of any new) applicable laws or regulations, or in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the interpretation or administration thereof, would, in any Bank's opinion, make it unlawful for such Bank to make, maintain or fund Fixed Rate Loans, then (a) such Bank shall promptly notify each of the other parties hereto, (b) all Banks' obligations (if any) to make any Fixed Rate Loan made unlawful for such Bank shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and
(c) on the last day of the then current Interest Period for each such Fixed Rate Loan (or, in any event, if such Bank so requests, on such earlier date as may be required by the relevant law, regulation or interpretation), such Fixed Rate Loan shall be repaid in full, together with accrued interest and any amounts payable under Section 9.5.

          9.5 Funding Losses. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain Fixed Rate Loans), as reasonably determined by such Bank, as a result of (a) any payment or mandatory or voluntary prepayment (including, without limitation, any payment resulting from an acceleration upon the occurrence of any Event of Default or Change of Control) of any Fixed Rate Loan of such Bank on a date other than the last day of such Loan's Interest Period, (b) any Conversion of any Eurodollar Loan on a date other than the last day of such Loan's Interest Period, or (c) any failure of the Company to borrow, Continue or Convert any Loans on the originally scheduled date specified therefor pursuant to this Agreement (including, without limitation, any failure to borrow resulting from any failure to satisfy the conditions precedent to such borrowing). For this purpose, all notices to the Administrative Agent or the Negotiated Loan Agent pursuant to this Agreement shall be deemed to be irrevocable.

          9.6  Discretion of Banks as to Manner of Funding.

          (a) Notwithstanding any other provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit; it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Fixed Rate Loan during the Interest Period for such Loan through the purchase of deposits having a maturity (and in the case of Eurodollar Loans, bearing interest at the Eurodollar Rate) corresponding to such Interest Period.

          (b) The Company shall not be obligated under this Agreement to make any greater payment to any Bank which changes any Funding Office than such Bank would have been entitled to receive if such Funding Office had not been changed, unless such Funding Office was changed (i) with the Company's prior written consent, (ii) at the Company's request, (iii) to mitigate or avoid the suspension of such Bank's obligations or the requirement of payment of increased costs in the circumstances contemplated by Section 9.1(a), 9.2, 9.3 or 9.4, or (iv) at a time when the circumstances giving rise to such greater payment did not exist.

          9.7 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Bank pursuant to Sections 9.1 through 9.6 shall be conclusive absent manifest error, and the provisions of Sections 9.1 through 9.6 shall survive termination of this Agreement and payment of the Notes.

          9.8 Negotiated Loans. The provisions of Sections 9.1 through 9.6 shall not apply to any Negotiated Loan to the extent that the related Negotiated Loan Confirmation expressly so provides. Notwithstanding the foregoing, the provisions of
Section 9.5 shall apply to any prepayment of Negotiated Loans pursuant to Section 2.7(d) regardless of the terms of any Negotiated Loan Confirmation.


          SECTION 10  REPRESENTATIONS.

          To induce the Banks to enter into this Agreement and to make Loans hereunder, the Company hereby makes the following representations and warranties to the Agents and the Banks:

          10.1 Organization, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its respective incorporation; and each of the Company and each Subsidiary is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required and the failure so to qualify would have a material adverse effect on the business, credit, operation, financial condition or prospects of the Company and its Restricted Subsidiaries taken as a whole.

          10.2 Authorization; No Conflict. The execution, delivery and performance of this Agreement and the Notes, and the borrowings hereunder, (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

          10.3 Validity and Binding Nature. This Agreement is, and the Notes when duly executed and delivered by the Company will be, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by the application of bankruptcy, moratorium, reorganization or other laws affecting the rights of creditors generally or by general principles of equity (whether or not a proceeding is brought in a court of law or equity).

          10.4  Financial Statements.

          (a) The Company has furnished to the Banks true and correct copies of the Company's audited consolidated financial statements as at January 1, 1994, and its unaudited consolidated financial statements as at July 2, 1994. Such financial statements have been prepared in conformity with GAAP (subject to normal year-end audit adjustments in the case of such unaudited consolidated financial statements, and subject to the information set forth in the footnotes to such audited consolidated financial statements), and fairly present the financial condition of the Company and its Subsidiaries as at such dates and the results of their operations for the periods then ended.

          (b) Since either of the dates of the financial statements referred to in Section 10.4(a), there has been no material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          10.5 Litigation and Contingent Liabilities. No Material Litigation is pending or, to the Company's knowledge, threatened against the Company except as set forth in Schedule II or as set forth in the 10-K Report of the Parent for the fiscal year ended January 1, 1994, or the 10-Q Report of the Parent for the period ended July 2, 1994, all as filed with the SEC. Other than any liability incident to such Material Litigation, neither the Company nor its Subsidiaries have any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 10.4.

          10.6 Title to Property. The Company and its Subsidiaries own and hold, with respect to material real property, good and marketable title, and with respect to other material property, good and valid title, to their respective assets and property reflected in the financial statements referred to in Section 10.4 or acquired since such dates (other than assets and property sold or disposed of in the ordinary course of business), free and clear of any Lien except those referred to in Section 10.7 or permitted under Section 11.2.

          10.7 Liens. None of the assets of the Company or any Subsidiary is subject to any Lien, except Liens shown in the financial statements referred to in Section 10.4 or in
Schedule III or permitted under Section 11.2.

          10.8  Subsidiaries.  The Company has no Subsidiaries or
Restricted Subsidiaries, as the case may be, except those listed in Schedule IV.

          10.9 Plans and Welfare Plans. No steps have been instituted to terminate any Plan, no contribution failure has occurred with respect to any Plan sufficient to give rise to a lien under section 302(f) of ERISA, and no Plan has incurred an "accumulated funding deficiency" within the meaning of section 412 of the Code or Part 3 of Title I of ERISA. To the best of the Company's knowledge, no condition exists or event or transaction has occurred in connection with any Plan which is reasonably likely to have a material adverse effect on the business or financial condition of the Company and its ERISA Affiliates taken as a whole. Neither the Company nor any ERISA Affiliate has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan, except for liability for continuation coverage described in Part 6 of Title I of ERISA, and except as listed on Schedule V.

          10.10 Investment Company Act. The Company is neither an "investment company" nor a company "controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.

          10.11  Public Utility Holding Company Act.  Neither the
Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding
Company Act of 1935, as amended.

          10.12 Regulations G, U and X. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. None of the Company, the Parent, any Affiliate of either of them or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement, the Notes, the making of the Loans or the use of proceeds of the Loans to violate Regulation G, U or X of the Board of Governors of the Federal Reserve System.

          10.13 Labor Controversies. There are no labor controversies pending or threatened against the Company or any of its Subsidiaries which, if adversely determined, would materially and adversely affect the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries, taken as a whole.

          10.14  Tax Status.

          (a) All tax returns, reports and forms required to be filed with any domestic or foreign taxing authority in connection with any activities or assets of the Company or any Subsidiary have been filed, except where the failure to file any such return, report or form would not have any material adverse effect on the business or financial condition of the Company and its Subsidiaries taken as a whole.

          (b) All taxes required to be paid with respect to the activities or assets of the Company and its Subsidiaries have been duly paid or provisions deemed appropriate were made by the Parent and/or the Company and its Subsidiaries, on the books and records therefor, except such amounts (i) as are contested in good faith and as to which adequate reserves in accordance with GAAP were provided by the Company in accordance with the best estimates of ultimate liability by the entity responsible therefor or (ii) the non-payment of which would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries taken as a whole.

          (c) It is recognized and acknowledged by the Banks that, from 1976 through June 22, 1988, for federal income tax purposes the Company and its Subsidiaries were members of the affiliated group of which Mobil Corporation ("Mobil"), the Company's ultimate parent corporation during such period, was the common parent, and the income of the Company and its Subsidiaries were included in the consolidated federal income tax returns of Mobil for such period. All filings and payments with respect to such period have been made directly by Mobil, and all refunds with respect thereto have been paid directly to Mobil; and the Company and its Subsidiaries have made and received payments with respect to such taxes under tax sharing agreements with Mobil and/or a Subsidiary thereof. Accordingly, all representations and warranties made in Sections 10.14(a) and 10.14(b) with respect to federal income taxes as they relate to such period are qualified to the best of the Company's general knowledge of Mobil's practices and procedures. To the best of its knowledge, the Company has made all payments which are now due to Mobil under such tax sharing agreements.

          condition exists which, upon the execution and delivery of this Agreement or upon the funding of any Loan, will constitute an Event of Default or Unmatured Event of Default.

          10.16 Compliance with Applicable Laws. To the best of the Company's knowledge, the Company and its Subsidiaries are in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities (Federal, state, local or foreign, and including, without limitation, employee benefit, environmental and health and safety laws, rules, regulations and orders), a breach of which would materially and adversely affect the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          10.17 Licenses, etc. To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective properties or to the conduct of its respective business, which violation or failure to obtain might materially and adversely affect the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

          10.18  Purpose.  The purpose of the Loans shall be:
(a) to repay loans under the Existing Credit Agreements; (b) for capital expenditures; and (c) for working capital and other general corporate purposes of the Company.


          SECTION 11  COVENANTS.

          From the Effective Date until the expiration or termination of all of the Banks' Commitments, and thereafter until payment in full of all Liabilities, the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

          11.1  Reports, Certificates and Other Information.
Furnish or cause to be furnished to each Bank:

          (a) Audit Report. Within 105 days after each Fiscal Year, a copy of an annual audit report of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP duly certified by independent certified public accountants of recognized standing selected by the Company, together with a letter from such accountants as provided in Section 11.1(d) below.

          (b) Interim Reports. Within 60 days after each Fiscal Quarter (except the last Fiscal Quarter in a Fiscal Year), a copy of the unaudited consolidated financial statements of the Company and its Subsidiaries prepared in accordance with GAAP (subject to normal year end audit adjustments) consisting of at least a balance sheet as at the close of such Fiscal Quarter, statements of earnings for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the close of such Fiscal Quarter, and a statement of changes in cash flow from the beginning of such Fiscal Year to the close of such Fiscal Quarter.

          (c) Officer's Certificate. Contemporaneously with the furnishing of a copy of each annual audit report and of each set of quarterly statements provided for in this Section 11.1, a certificate in the form of
     Exhibit I, duly completed, dated the date of such annual report or such quarterly statements and signed by an Authorized Officer on behalf of the Company to the effect that, to the best of such Authorized Officer's knowledge, no Event of Default or Unmatured Event of Default has occurred, and is continuing, or, if there is any such event, describing it and the steps, if any, being taken with respect thereto, and containing the computations and other information provided for therein.

          (d) Accountant's Letter. Contemporaneously with the furnishing of the Company's annual audit report under Section 11.1(a), a letter from the Company's certified public accountants addressed to each Agent and each Bank (i) stating that such accountants have not become aware of any Event of Default or Unmatured Event of Default pertaining to accounting matters (or, if there is any such event, describing it and the steps, if any, being taken with respect thereto), (ii) stating that such accountants have been informed that a primary intent of the Company was for the professional services such accountants provided to the Company in preparing the Company's audit report to benefit or influence the Agents and the Banks, and identifying each Agent and each Bank as a party that the Company has indicated intends to rely on such professional services provided to the Company by such accountants and (iii) containing a computation of the financial tests in Sections 11.3, 11.4 and 11.5.

          (e) Reports to SEC and to Shareholders. Promptly within 15 days of the filing or making thereof, copies of each filing and report made by the Parent, the Company or any Subsidiary with or to the SEC or any other securities exchange, and, if the Company shall have registered under the Securities Exchange Act of 1934, as amended, as to any of the Company's equity securities, copies of each communication from the Company to shareholders generally.

          (f) Notice of Default. Forthwith upon learning of the occurrence of an Event of Default or Unmatured Event of Default, written notice thereof describing the same and the steps (if any) being taken by the Company and its Subsidiaries with respect thereto.

          (g) Notice of Certain Litigation. Written notice of the institution of any Litigation or the occurrence of any development with respect to any Litigation, together with a description thereof and the steps being taken by the Company and its Subsidiaries with respect thereto, all to such extent and at such time as the Company would be required to make such disclosure if the Company were a public reporting company under the Securities Exchange Act of 1934, as amended (it being understood that to the extent such disclosures are contained in the reports filed by the Company's Parent with the SEC, then the disclosure hereunder required to be made by the Company to the Banks may be made by furnishing to the Banks a copy of such reports of the Parent as filed with the SEC).

          (h) Notice of Change of Control. Forthwith upon learning of the occurrence of any Change of Control, written notice thereof, describing the same and the steps (if any) being taken by the Company and its Subsidiaries with respect thereto.

          (i) Amendments. Promptly upon any amendment or modification, whether or not material, to the MWCC
     Receivables Purchase Agreement, a copy thereof certified as true and correct by an Authorized Officer on behalf of the Company.

          (j) Other Information. From time to time such other information concerning the Company and its Subsidiaries as any Bank or any Agent may reasonably request.

          11.2  Liens.  Not, and not permit any Restricted
Subsidiary to, create, incur, assume or permit to exist any Lien with respect to any assets now owned or hereafter acquired, except the following (each, a "Permitted Lien"):

               (i) Liens arising in connection with a financing or refinancing of every description (including, without limitation, sale-leaseback transactions and secured borrowings) of any real estate (including leasehold interests) or tangible fixed assets acquired or constructed by the Company or a Restricted Subsidiary after January 1, 1994, and attaching only to the property so acquired or constructed and the rights and documents related thereto,

               (ii) Liens existing on the Effective Date as set forth on Schedule III or shown in the financial statements referred to in Section 10.4,

               (iii) Liens on customer receivables and proceeds thereof,

               (iv) Liens for current taxes, assessments or other charges not delinquent or for taxes, assessments or other charges being contested in good faith and by appropriate proceedings and with respect to which the Company has provided for and is maintaining adequate reserves in accordance with GAAP,

               (v) any Lien in the nature of an easement, grant, license, permit, reservation, agreement, undertaking, restriction or condition with respect to cables, pipes, wires, telephone or telegraph poles, sewers, railroad tracks or other public utility purposes or roads, walks or other rights-of-way or for joint or common use of real properties or facilities, including any reciprocal construction, operating and easement agreement, or any other similar encumbrance, including, but not limited to, any lease, sublease, easement, grant or license to use or restriction on the right to use, which in any case in the opinion of the Company does not materially impair the usefulness of the property or the asset in question in the conduct of the business and operations of the Company or the Restricted Subsidiary which owns such property or asset,

               (vi) Liens of carriers, warehousemen, mechanics, materialmen, vendors, landlords and similar Liens incurred in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings,

               (vii) rights of lessees, sublessees or assignees of the Company or a Restricted Subsidiary with respect to assets of the Company or such Restricted Subsidiary so leased, sublet or assigned,

               (viii) Liens on goods acquired pursuant to the issuance of letters of credit, provided that such Liens shall only secure the reimbursement obligations or other amounts to be paid under the agreement with the issuer or an Affiliate of the issuer of such letters of credit,

               (ix) Liens on assets of a Restricted Subsidiary existing at the time such Subsidiary becomes a Restricted Subsidiary,

               (x)  Liens in favor of the Company or any
          Restricted Subsidiary,

               (xi) Liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings, but not involving any deposits or advances or indebtedness for borrowed money or the deferred purchase price of property or services,

               (xii)  Liens in favor of the Agents (or any of
          them) or the Banks in their capacity as agents or lenders under this Agreement or the Long Term Credit Agreement, provided that such Liens shall ratably secure all loans under this Agreement and the Long Term Credit Agreement,

               (xiii)  Liens arising under capital leases and
          attaching only to the property leased thereunder,

               (xiv)  Liens granted to landlords or to any
          landlord's mortgagee in the Company's or any Restricted Subsidiary's sublessor's interest in a sublease to secure a consent to such sublease or an agreement to execute a non-disturbance agreement in favor of the sublessee thereunder from such landlord or landlord's mortgagee,

               (xv) any Lien arising out of a judgment or award against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary shall in good faith be prosecuting an appeal or proceeding for review or any Lien incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company or such Restricted Subsidiary is a party,

               (xvi)  any Lien to enable the Company or any
          Restricted Subsidiary to exercise any privilege or license, to secure the performance of any bid, tender, contract or lease to which the Company or such Restricted Subsidiary is a party, to secure any public or statutory obligation of the Company or any Restricted Subsidiary or to secure any safety, stay or appeal bond to which the Company or any Restricted Subsidiary is a party, or any other similar Lien made in the ordinary course of business,

               (xvii) any Lien on the obligation of the Company or any Restricted Subsidiary under any lease or other document related to the operation, use or occupancy of real or personal property, or in any guaranty by the Company or any Restricted Subsidiary of the obligation of any person or entity under any lease or other document related to the operation, use or occupancy of real or personal property,

               (xviii) other non-material Liens incurred in the ordinary course of business (including those in connection with obligations to pay workmen's compensation or unemployment insurance, performance bonds, security deposits and the like), and

               (xix)  additional Liens securing Secured
          Indebtedness (as defined below), if as a result of the transaction giving rise to any such Liens (and after giving effect thereto on a pro forma basis) the aggregate amount of the (i) Secured Indebtedness of the Company and its Restricted Subsidiaries and (ii) (without double-counting) Indebtedness for Borrowed Money of the Restricted Subsidiaries but only in each case incurred subsequent to the Effective Date in a transaction which gave rise to Liens other than Permitted Liens described in the preceding clauses (i) through (xviii) inclusive) is less than or equal to 1% of the total assets of the Company and its Restricted Subsidiaries as of the end of the last full Fiscal Quarter preceding such transaction. For purposes hereof, "Secured Indebtedness" means any Indebtedness for Borrowed Money or other indebtedness incurred in connection with the acquisition of property, which Indebtedness for Borrowed Money or other indebtedness is secured by a Lien of or upon any property or asset of the Company or any Restricted Subsidiary.

provided, however, with respect to the preceding clauses (i) through (xix) inclusive,

          (a) neither the Company nor any Restricted Subsidiary shall permit to exist any Lien securing notes or obligations payable or owing by the Company pursuant to the MWCC Receivables Purchase Agreement except (x) to the extent provided therein or (y) to the extent of clauses (xi) and
     (xv), and

          (b) none of such Liens shall encumber any inventory of the Company or its Restricted Subsidiaries or secure trade debt of the Company or its Restricted Subsidiaries except to the extent of clauses (ii), (viii), (ix), (x), (xi), (xii),
     (xiv), (xv), (xix) and to the extent such Lien is a possessory Lien which arises by operation of law, clause
     (vi); provided that Liens on inventory or securing trade debt under clause (xix) shall not exceed $5,000,000 or the amount permitted under clause (xix) whichever is less.

          11.3 Minimum Consolidated Shareholder's Equity. Not permit the Consolidated Shareholder's Equity of the Company as at the end of each Fiscal Year to be less than the lesser of (i) $441,000,000 minus the FAS 106 Minimum Equity Factor plus 25% of Consolidated Net Income for each complete Fiscal Year after the Company's Fiscal Year ended January 1, 1994 in which there was such income, and (ii) $800,000,000 minus the FAS 106 Minimum Equity Factor; provided, however, that if the Ratio of Earnings to Fixed Charges determined as of the last day of any Fiscal Quarter shall be less than 1.10:1, then the Company shall not permit Consolidated Shareholder's Equity at the end of the next Fiscal Quarter to be less than the lesser of (x) $537,000,000 plus 50% of Consolidated Net Income for each complete Fiscal Year ended after January 1, 1994 in which there was such income, plus 50% of cumulative Consolidated Net Income for any incomplete Fiscal Year (to the extent there was such income) through the end of the most recently completed Fiscal Quarter and (y) $1,000,000,000.

          11.4 Ratio of Debt to Total Capitalization. Not permit (i) Debt of the Company and its Restricted Subsidiaries to exceed 60% of Total Capitalization as of the last day of each of the first three Fiscal Quarters of each Fiscal Year, or (ii) Debt of the Company and its Restricted Subsidiaries to exceed 50% of Total Capitalization as of the last day of each Fiscal Year.

          11.5 Purchase or Redemption of the Company's Securities; Dividend Restrictions; Payments to the Parent. Not
(a) declare or pay any dividend or make any distribution on any capital stock of the Company to its stockholders (other than dividends or distributions payable in shares of capital stock of the Company or stock splits), (b) make any loans or advances to the Parent, (c) purchase or redeem or otherwise acquire or retire for value any shares of capital stock of the Company, or (d) permit any Subsidiary to purchase, redeem or otherwise acquire for value any shares of capital stock of the Company (each such payment described in any of the foregoing clauses (a), (b), (c) and (d) a "Restricted Payment"), if, upon giving effect thereto, the sum of such dividends, distributions, purchases, redemptions and other acquisitions and retirements (other than dividends, distributions, purchases, redemptions and other acquisitions or retirements of Debt-Like Preferred Stock of the Company), paid or made subsequent to January 1, 1994, would exceed the aggregate of:

          (i)  $63,000,000; plus

          (ii) 50% (or minus 100% in case of any deficit) of Consolidated Net Income for the period, taken as one accounting period, from and including January 2, 1994 to the end of the most recent full Fiscal Quarter; plus

          (iii) any repayment by the Parent of any loan or advance made by the Company to the Parent which repayment is received after January 1, 1994; plus

          (iv) any capital contributions received by the Company after January 1, 1994; plus

          (v) the net proceeds to the Company (in cash or, if the consideration is other then cash, the fair value thereof as determined by the Board of Directors of the Company) of the issue or sale after January 1, 1994 of capital stock, including treasury stock but excluding Debt-Like Preferred Stock, of the Company; plus

          (vi) an amount equal to the net proceeds to the Company (in cash or, if the consideration is other than cash, the fair value thereof as determined by the Board of Directors of the Company) from the issue or sale at any time of any indebtedness of the Company or a Subsidiary which, after January 1, 1994, is converted into shares of capital stock (but excluding Debt-Like Preferred Stock) of the Company or the Parent; plus

          (vii) an amount equal to the FAS 106 Restricted
                Payment Factor;

     provided, however, that:

          (x)  the Company shall not make any such Restricted
     Payment if before or after giving effect thereto an Event of Default or Unmatured Event of Default shall exist;

          (y) notwithstanding the foregoing, so long as no Event of Default or Unmatured Event of Default shall exist before or after giving effect thereto, the Company may (i) declare or pay any dividend or make any distribution within 60 days after the date of its declaration, if on such date such declaration did not violate the provisions of Section 11.5(a), and (ii) pay amounts to the Parent to permit the Parent to pay its corporate and business expenses in an aggregate amount for all such payments not to exceed $2,000,000 per Fiscal Year (with any amounts not so used in a given Fiscal Year carried over and added to the amount permissible to be paid in the next Fiscal Year); and

          (z) notwithstanding the foregoing, the Company may pay amounts required to be paid pursuant to any tax sharing or tax allocation arrangements meeting the standards specified in Schedule VI.

          11.6 Mergers, Consolidations, Sales. Not permit any consolidation of the Company with or merger of the Company into any other corporation or corporations (whether or not affiliated with the Company) or successive consolidations in which the Company or its successor or successors shall be a party or parties or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same (any such consolidation, merger, sale or conveyance is referred to herein as a "Corporate Transaction") unless each of the following conditions is met:

                (i)  to the extent that as a result of such
          Corporate Transaction, any property of the Company or a Restricted Subsidiary immediately prior thereto would be subjected to any Lien of any other party to such Corporate Transaction, simultaneously with such Corporate Transaction or prior thereto, effective provision shall be made for securing (equally and ratably with any other indebtedness of or guaranteed by the Company then entitled thereto) the due and punctual payment of the Liabilities by a prior Lien upon such asset;

                (ii) upon the occurrence of any such Corporate Transaction all the obligations of the Company under this Agreement and the Notes shall be expressly assumed in writing by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property (in each such case, the "surviving entity"), such assumption to be accompanied by an opinion of counsel for the surviving entity to the effect that such assumption has been duly authorized, executed and delivered by, and is the legal, valid and binding obligation of, the surviving entity;

                (iii) immediately after giving effect to such Corporate Transaction and to the retirement of any Debt to be retired substantially concurrently therewith, no Event of Default or Unmatured Event of Default shall have occurred and be continuing, and the Company shall deliver a certificate signed by an Authorized Officer to such effect;

                (iv) the surviving entity shall be domiciled in the United States;

                (v) after giving effect to such Corporate
          Transaction and to the retirement of any Debt to be retired substantially concurrently therewith on a pro forma basis (calculated using financial information for each party to such Corporate Transaction from such party's most recently ended fiscal quarter), the ratio (expressed as a percent) of Debt to Total Capitalization for the surviving or successor party shall not exceed (a) 60% in the case where the most recently ended fiscal quarter for the Company was one of the first three Fiscal Quarters of a Fiscal Year or
          (b) 50% in the case where the most recently ended fiscal quarter for the Company was the last Fiscal Quarter of a Fiscal Year;

                (vi) the Company shall have given at least 30 days' prior written notice of such Corporate
          Transaction to the Agents and the Banks; and

                          Transaction, no Change of Control shall exist.

Upon consummation of the Corporate Transaction and the assumption of the Company's obligations under this Agreement by the surviving entity, such surviving entity shall succeed to and be substituted for the Company, with the same effect as if it were an original party to this Agreement and, in the event of any such sale or conveyance, the Company shall be released from its obligations under this Agreement. Except for the merger of any Restricted Subsidiary into the Company or another Restricted Subsidiary, the Company shall not permit any Restricted Subsidiary to be a party to any Corporate Transaction if before or after giving effect thereto an Event of Default or Unmatured Event of Default shall exist.

          11.7 Compliance with Applicable Laws. Not, and not permit any of its Subsidiaries to, knowingly violate in any material respect any of the requirements of all applicable laws, rules, regulations, and orders of any governmental authority (Federal, state, local or foreign, and including, without limitation, employee benefit, environmental, health and safety laws, rules, regulations and orders); provided, however, that any material breach by the Company or any of its Subsidiaries of any employee benefit, environmental, health or safety order, rule or regulation shall not be deemed a breach of this Section 11.7 so long as such violation would not be likely to prevent the Company from performing its obligations under this Agreement and the Company or such Subsidiary, upon notice of such violation, takes appropriate action to cure such violation.

          11.8 ERISA. (a) Forthwith upon learning of (i) the incurrence of any material liability of the Company or any ERISA Affiliate pursuant to Title IV of ERISA in connection with the termination of any Plan or withdrawal or partial withdrawal from any Multiemployer Plan, (ii) a failure to satisfy the minimum funding standards of section 412 of the Code or Part 3 of Title I of ERISA by any Plan for which the Company or any ERISA Affiliate is plan administrator (as defined in ERISA), (iii) the receipt of a notice by any Plan that the PBGC intends to terminate or apply for the appointment of a trustee to administer the Plan, (iv) the receipt of a notice of complete or partial withdrawal liability under Title IV of ERISA from a Multiemployer Plan or a notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, (v) the application for a waiver of the minimum funding standard under section 412 of the Code, (vi) the filing of a notice of intent to terminate a Plan under section 4041(c) of ERISA, or (vii) notice of withdrawal from any Plan pursuant to section 4063 of ERISA, furnish or cause to be furnished to each Bank written notice thereof.

          (b) Not, and not permit any of its Subsidiaries to, permit (i) any Plan to incur any "accumulated funding deficiency" (within the meaning of Part 3 of Title I of ERISA or section 412 of the Code) or (ii) any Plan for which the Company or any ERISA Affiliate is plan administrator (as defined in ERISA) to fail to satisfy the minimum funding standards of section 412 of the Code or Part 3 of Title I of ERISA.

          11.9 Corporate Existence and Franchises. Except as otherwise expressly permitted in Section 11.6, maintain in full force and effect its separate existence and all material rights, licenses, leases and franchises used in the conduct of its business.

          11.10 Maintenance of Tangible Property. Maintain, and cause each of its Subsidiaries to maintain, in all material respects all of the real property, inventory and equipment owned, leased or used by such entity in good condition and repair, and prevent any waste or unusual or unreasonable depreciation thereof.

          11.11 Maintenance of Intangible Property. Protect, preserve and maintain, and cause each of its Subsidiaries to protect, preserve and maintain, in all material respects all of its material trademarks and trade names in full force and effect, by, without limitation, defending against and/or prosecuting at its own expense any and all suits claiming infringement or dilution of any thereof or injury to the goodwill associated with any thereof and by filing any applications and doing any and all other things which may from time to time be necessary or advisable for the renewal or registration of each thereof.

          11.12 Books, Records and Inspections. Maintain, and cause each Subsidiary to maintain, complete and accurate books and records; permit, and cause each Subsidiary to permit, reasonable access by each Agent and each Bank to the books and records of the Company and of each Subsidiary during regular business hours upon two Business Days' prior written notice to the Company; and permit, and cause each Subsidiary to permit, each Agent and each Bank to inspect the properties and operations of the Company and of such Subsidiary during regular business hours upon two Business Days' prior written notice to the Company.

          11.13 Insurance. Maintain, and cause each Subsidiary to maintain, such insurance upon its real property, inventory and equipment (including self-insurance to the extent of, and in a manner consistent with, the past practices of such entity) to such extent and against such hazards and liabilities, as is required by law or customarily maintained by companies similarly situated.

          11.14 Payment of Taxes. Promptly pay, and cause each Subsidiary to pay, when due all taxes, assessments or other charges owing by the Company and each Subsidiary except taxes, assessments and other charges which shall be diligently contested in good faith by appropriate proceedings and as to which adequate reserves shall have been set aside in accordance with GAAP.

          11.15 Other Agreements. Not (a) enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith, or (b) permit any Restricted Subsidiary to enter into any agreement which prohibits in any material respect such Subsidiary from declaring or paying dividends or making advances to the Company.

          11.16 Regulation U. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying Margin Stock.

          11.17 Subordinated Debt. With respect to any Subordinated Debt, not make or effect or permit any Subsidiary to make or effect any payment, prepayment, redemption, purchase or defeasance of any such Subordinated Debt if (i) such payment, prepayment, redemption, purchase or defeasance is prohibited by the terms of the instrument governing such Subordinated Debt,
(ii) before or after giving effect thereto an Event of Default or Unmatured Event of Default shall exist, or (iii) immediately after giving effect thereto and to the substantially concurrent incurrence or retirement of other Debt and the application of the proceeds thereof the ratio (expressed as a percent) of Debt of the Company and its Restricted Subsidiaries to Total Capitalization exceeds (a) 60% in the case where the most recently ended Fiscal Quarter was one of the first three Fiscal Quarters of a Fiscal Year, or (b) 50% in the case where the most recently ended Fiscal Quarter was the last Fiscal Quarter of a Fiscal Year.

          11.18 Debt-Like Preferred Stock. With respect to any Debt-Like Preferred Stock, not make any dividend, distribution, purchase, redemption, acquisition or retirement of any Debt-Like Preferred Stock if (i) such dividend, distribution, purchase, redemption, acquisition or retirement is prohibited by the terms of the instrument governing such Debt-Like Preferred Stock, (ii) before or after giving effect thereto an Event of Default or Unmatured Event of Default shall exist, or (iii) immediately after giving effect thereto and to the substantially concurrent incurrence or retirement of other Debt and the application of the proceeds thereof the ratio (expressed as a percent) of Debt of the Company and its Restricted Subsidiaries to Total Capitalization exceeds (a) 60% in the case where the most recently ended Fiscal Quarter was one of the first three Fiscal Quarters of a Fiscal Year, or (b) 50% in the case where the most recently ended Fiscal Quarter was the last Fiscal Quarter of a Fiscal Year.

          11.19 Further Assurances. At its sole expense, upon request of the Administrative Agent, forthwith execute and deliver, or cause to be executed and delivered to such Agent, in due form for filing or recording (the Company hereby agreeing to pay the cost of filing or recording the same in all public offices deemed necessary by such Agent), such documents, and do such other acts and things, all as such Agent may from time to time reasonably request so as to implement the provisions of this Agreement.


          SECTION 12  CONDITIONS.  The effectiveness of this
Agreement and each Bank's obligation to make its Loans is subject to the following conditions:

          12.1 Effectiveness of Agreement. This Agreement shall become effective on such date (the "Effective Date") on which, unless waived in writing by all of the Banks, each of the following conditions precedent or concurrent shall be satisfied:

          (a) Documents. On or before September 15, 1994, or such later date as may be agreed to by the Required Banks, the Documentary Agent shall have received all of the following, each duly executed and dated the Effective Date or such other date satisfactory to the Documentary Agent, in form and substance reasonably satisfactory to the Documentary Agent and special counsel to the Banks, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of counterparts to provide one for each Bank:

                (i) Credit Agreements. Counterparts of this Agreement and the Long Term Credit Agreement, whether on the same or different counterparts, executed by the Company and all of the Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Bank);

                (ii)  Notes.  One Revolving Note, one
          Negotiated Note and one Swing Note of the Company payable to the order of each Bank;

                (iii)  Resolutions.  Certified copies
          of (i) the articles of incorporation and by-laws of the Company, (ii) resolutions of the Company's Board of Directors authorizing or ratifying the execution, delivery, performance of and borrowings under, respectively, this Agreement, the Notes, and any other documents provided for herein or therein to be executed by the Company and
          (iii) all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement, the Notes and any other documents provided for herein or therein to be executed by the Company;

                (iv)  Good Standing.  Good standing
          certificate for the Company issued by the Secretary of State of Illinois;

                (v)  Incumbency and Signatures.  A
          certificate of the Secretary or an Assistant
          Secretary of the Company certifying the names of the officer or officers thereof authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer (it being understood that each Agent and each Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein);

                (vi)  Opinion of Counsel for the
          Company. The opinion of Altheimer & Gray, counsel for the Company, addressed to the Agents and the Banks, substantially in the form of Exhibit J;

                (vii)  Certificate.  A certificate
          signed by an Authorized Officer on behalf of the Company substantially in the form of Exhibit K to the effect that (i) on the Effective Date no Event of Default or
          Unmatured Event of Default has occurred and is continuing or shall result from the making of any Loan on such date, (ii) the Company's representations and warranties contained in
          Sections 10.1 through 10.18 are true and correct as of the Effective Date with the same effect as though made on the Effective
          Date, and (iii) all of the conditions set forth in this Section 12.1 have been satisfied;

                (viii)  Termination Letter.  A letter signed
          by an Authorized Officer on behalf of the Company addressed to each of the agents and the lenders under the Existing Credit Agreements terminating as of the Effective Date any and all commitments of the lenders to make loans thereunder (it being understood that the Banks hereby waive any requirement under the Existing Credit Agreements that the Company give prior notice of the termination of such commitments); and

                (ix)  Other.  Such other documents as
          the Documentary Agent or any Bank may
          reasonably request.

          (b)  Long Term Credit Agreement.  The Long Term
     Credit Agreement shall have become effective.

Concurrently with the effectiveness of this Agreement, the Company shall repay in full the principal of and accrued interest on all loans outstanding and accrued fees under the Existing
Credit Agreements.

          12.2  Conditions to Loans.  On and after the Effective
Date, each Bank's obligation to make Loans (including the initial
Loan and each subsequent Loan) or for a Continuation or a Conversion is subject, unless waived in writing by the Required
Banks, to the conditions precedent that:

          (a)  no Event of Default or Unmatured Event of
     Default shall have occurred and be continuing or shall result from the making of such Loan;

          (b) the Company's representations and warranties contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7,
     10.10, 10.11, 10.12, 10.15, and 10.18, shall be true
     and correct as of the date of such requested Loan, Continuation or Conversion with the same effect as though made on the date of such Loan, Continuation or Conversion; and

          (c)  such Loan shall not exceed the limits
     specified in Section 2.2, 3.2 or 4.2 and no notice of any such excess shall have been given by the Administrative Agent.

Each request by the Company for a Loan or for a Continuation or a Conversion as described in this Section 12.2 shall be deemed to automatically constitute a representation and warranty by the Company to the effect that all of the conditions set forth in this Section 12.2 for the making of such Loan will be fully and completely satisfied as of the date of, and after giving effect to, the making of such Loan, Continuation or Conversion.


          SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT.

          13.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

          (a)  Non-Payment of Notes and Certain Fees.
     Default, and continuance thereof for three Business Days after notice thereof to the Company by any Agent, any Bank or the holder of any Note, in the payment when due of (i) any principal of or interest on any Loan or
     (ii) any amount payable under Section 6.5, 6.6 or 6.7.

          (b) Non-Payment of Certain Other Amounts under this Agreement. Default, and continuance thereof for ten Business Days after notice thereof to the Company by any Agent, any Bank or the holder of any Note, in the payment when due of any material amount under this Agreement (and not constituting an Event of Default under clause (a) above).

          (c) Non-Payment of Finance Obligations. Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Finance Obligation of the Company or any Restricted Subsidiary or default in the performance or observance of any obligation or condition with respect to any such Finance Obligation if (i) the effect of such default is to accelerate the maturity of any such Finance Obligation or cause any such Finance Obligation to be prepaid, purchased or redeemed or (ii) the holder or holders thereof, or any trustee or agent for such holders, (x) causes such Finance Obligation to become due and payable prior to its expressed maturity or to be prepaid, purchased or redeemed or (y) receives any payment (other than any payment which was scheduled to be made prior to the occurrence of such default), guarantee or security or other concession from or on behalf of Parent, the Company or any Restricted Subsidiary or (iii) in case such default is a default in the payment when due, such default has not been remedied within five Business Days after notice thereof to the Company by any Agent, any Bank, the holder of any Note or the holder or holders of such Finance Obligation or any trustee or agents for such holders; provided, however, that no such default under this clause (c) shall constitute an Event of Default unless the amount of Finance Obligations so affected is at least $5,000,000.

          (d) Bankruptcy, Insolvency, etc. The occurrence of any of the following events: (i) the Company or any Restricted Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or (ii) the Company or any Restricted Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Company or such Restricted Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, (iii) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Company or any Restricted Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or (iv) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Restricted Subsidiary), is commenced in respect of the Company or any Restricted Subsidiary, and if such case or proceeding is not commenced by the Company or such Restricted Subsidiary, it is consented to or acquiesced in by the Company or such Restricted Subsidiary or remains for 60 days undismissed; or (v) the Company or any Restricted Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing; provided that the provisions of this Section 13.1(d) shall not apply to any Special Restricted Subsidiary to which the foregoing provisions of Section 13.1(d) would otherwise apply, which together with all other Special Restricted Subsidiaries with respect to which an event described in the foregoing provisions of Section 13.1(d) shall have occurred, has assets which do not exceed one percent (1%) of the total assets of the Company and its Restricted Subsidiaries.

          (e)  Specified Non-Compliance with this Agreement.
     Failure by the Company to comply with or to perform its obligations under Sections 11.3 through 11.6 of this Agreement.

          (f) Other Non-Compliance with this Agreement. Failure by the Company to comply with or to perform its obligations under any provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 13.1) and (i) continuance of such failure for 30 days after notice thereof to the Company by any Agent, any Bank or the holder of any Note specifying such failure if such failure can be cured with diligence within such 30-day period by the Company or can be cured by the payment of money, or (ii) continuance of such failure for 60 days after notice thereof to the Company by an Agent, any Bank or the holder of any Note specifying such failure if such failure cannot with diligence be cured within such 30-day period and cannot be cured by the payment of money.

          (g)  Representations and Warranties.  Any
     representation or warranty made by the Company herein is breached or contains any statement which is false or misleading in any material respect, or any schedule, certificate or other writing furnished by the Company to any Agent, any Bank or the holder of any Note pursuant to this Agreement contains any material statement which is false or misleading in any material respect on the date as of which the facts therein set forth are (or are deemed to be) stated or certified.

          (h) Stock Ownership. Until such time as under the provisions of Section 5 a Change of Control can no longer be deemed to have occurred, Parent or Successor to Parent (except by reason of a merger of the Company into the Parent) shall fail to own, directly or indirectly, 100% of the capital stock (excluding Debt-Like Preferred Stock) of the Company (or any successor to the Company permitted by Section 11.6) free and clear of all Liens. "Successor to Parent" refers to the Person into which the Parent shall have been merged or in the case of a consolidation involving the Parent, the Person formed by such consolidation or in the case of the sale of substantially all the assets of the Parent, the Person to whom substantially all of the assets of the Parent shall have been transferred or conveyed; provided, in each case, voting shares of the capital stock of, or voting equity interests in, such Person are converted from or exchanged for Class A Common Stock.

          (i)  Judgments.  Final judgment or judgments
     (after the expiration of all times to appeal therefrom) for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against Company or any of its Restricted Subsidiaries and the same shall not be
     (i) fully covered by insurance or (ii) vacated, stayed, bonded, paid or discharged for a period of sixty (60) days.

          (j) MWCC Receivables Purchase Agreement. (i) An amendment which materially adversely affects the Banks shall be made to the MWCC Receivables Purchase Agreement without the prior written consent of the Required Banks, including, without limitation, any amendment thereto which secures the Seller Notes (as defined therein) or which provides for any of such Seller Notes to be payable on a date earlier than the date on which such Seller Notes are payable as at the date of this Agreement, (ii) the MWCC Receivables Purchase Agreement shall fail to remain in full force and effect, (iii) any default by the Company under the MWCC Receivables Purchase Agreement (after the expiration of any applicable grace period) shall occur and be continuing which has not been waived by MWCC and which provides MWCC thereunder with the right to terminate MWCC's obligation to purchase customer receivables thereunder from the Company, or (iv) the Company or MWCC shall give notice of termination or take any action to terminate thereunder (other than the notice to terminate at the expiration of a 10-year period and other than a termination by the Company pursuant to which a wind down or transition of at least one year is provided).

          (k)  Long Term Credit Agreement.  An Event of Default
     (as defined in the Long Term Credit Agreement) shall occur.

          13.2 Effect of Event of Default. If any Event of Default described in Section 13.1(d) shall occur, automatically all of the Commitments (if they have not theretofore terminated) shall immediately terminate and automatically all Liabilities shall become immediately due and payable, all without presentment, demand or notice of any kind all of which are hereby waived; and, in the case of any other Event of Default, unless such Event of Default shall have been cured, (i) the Administrative Agent may and, upon the written request of the Required Banks, shall declare all Commitments (if they have not theretofore terminated) to be terminated whereupon all such Commitments (if they have not theretofore terminated) shall immediately terminate, and (ii) the Administrative Agent may and, upon the written request of Banks holding Notes evidencing at least 66-2/3% of the aggregate unpaid principal amount of the Loans, declare all Liabilities to be due and payable, whereupon all such Liabilities shall become immediately due and payable, all without presentment, demand or notice of any kind, all of which are hereby waived. The Administrative Agent shall promptly advise the Company and each Bank of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, no rescission of a termination of the Commitments shall be made without the written consent of all of the Banks, and no rescission of any acceleration of any of the Loans shall be made without the written consent of the Banks holding 100% of the aggregate unpaid principal amount of the Loans so accelerated.


          SECTION 14  THE AGENTS.

          14.1 Authorization. Each Bank and the holder of each Note authorizes each Agent to act on behalf of such Bank or holder to the extent provided in this Agreement and in any other document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto. Subject to the provisions of Section 14.3, each Agent, in its capacity as such, will take such action permitted by any agreement delivered in connection with this Agreement as may be requested in writing by the Required Banks or all Banks, as appropriate.

          14.2 Indemnification. The Banks severally agree to indemnify each Agent, in its capacity as such, and each officer, director, employee and agent of each Agent (herein collectively called the "Agent Parties" and individually called an "Agent Party"), ratably according to their respective Commitments to the extent not reimbursed by the Company, from and against any and all actions, causes of action, suits, losses, liabilities, damages, and expenses which may at any time (including without limitation at any time following the payment of any of the Liabilities) be imposed on, incurred by or asserted against such Agent Party in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by such Agent Party under or in connection with any of the foregoing; provided, that no Bank shall be liable for the payment to such Agent Party of any portion of such actions, causes of action, suits, losses, liabilities, damages, and expenses resulting from such Agent Party's gross negligence or willful misconduct. All obligations provided for in this Section
14.2 shall survive satisfaction of the Liabilities, cancellation of the Notes and any termination of this Agreement.

          14.3 Action on Instructions of the Required Banks. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but each Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon the Banks (including, without limitation, all subsequent holders of the Notes); provided, however, that no Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement or applicable law. The relationship between the Agents and the Banks is and shall be that of agent and principal only and nothing herein contained shall be construed to constitute any Agent a trustee for any party hereto or any holder of a Note or of a participation therein nor to impose on any Agent duties and obligations other than those expressly provided for herein.

          14.4  Payments.

          (a) The Applicable Agent shall be entitled to assume that each Bank has made the proceeds of each of its Loans available in accordance with this Agreement unless such Bank notifies such Agent prior to 11:30 a.m., Chicago time, on the Funding Date for such Loan that it does not intend to make such Loan, it being understood that no such notice shall relieve such Bank of any of its obligations under this Agreement. If the Applicable Agent makes any payment to the Company on the assumption that a Bank has made the proceeds of its Loan available to the Applicable Agent but has not in fact done so, such Bank shall pay to the Applicable Agent on demand an amount equal to the amount of the Loan which it was obligated to make, together with interest thereon for each day that elapses from and including such Funding Date to the Business Day on which such sums become immediately available to the Applicable Agent, prior to 12:00 noon, Chicago time, at the Federal Funds Rate for each such day, based upon a year of 360 days.

          (b) Each Agent shall be entitled to assume that the Company has made all payments due hereunder on the due date thereof unless it receives notification prior to any such due date from the Company that the Company does not intend to make any such payment, it being understood that no such notice shall relieve the Company of any of its obligations under this Agreement. If any Agent distributes any payment to a Bank or any Assignee hereunder in the belief that the Company has paid to such Agent the amount thereof but the Company has not in fact paid to such Agent such amount, such Bank or Assignee shall pay to such Agent on demand an amount equal to the amount of the payment made by such Agent to such Bank, together with interest thereon for each day that elapses from and including the date on which such Agent made such payment to but excluding the Business Day on which the amount of such payment is returned to such Agent in immediately available funds prior to 12:00 noon, Chicago time, at the Federal Funds Rate for each such day, based upon a year of 360 days. If the amount of such payment is not returned to such Agent in immediately available funds within five (5) Business Days after such demand for payment was made by such Agent, such Bank or Assignee shall pay to such Agent on demand an amount calculated in the manner specified in the preceding sentence after substituting the term "Base Rate" for the term "Federal Funds Rate". A certificate of the Applicable Agent submitted to any Bank with respect to amounts owing under this Section 14.4(b) shall be conclusive absent manifest error.

          (c) Each Agent shall promptly remit to each Bank or other holder its share of all payments received by such Agent for the account of such Bank or holder, such remittance to be in Dollars and in same day funds (or, if different, the kind of funds received by such Agent). Unless expressly provided otherwise in this Agreement, each Agent shall distribute payments to the Banks on the same day on which such Agent received the corresponding payment from the Company if such payment from the Company was received before 12:00 noon, Chicago time, and on the next Business Day if such payment from the Company was received after 12:00 noon, Chicago time, and if any Agent does not distribute payments to the Banks on the day when due such Agent shall pay to each Bank entitled to receive payment, on demand by such Bank, interest on the payment due to such Bank for each day that elapses from and including the date on which such payment was due to but excluding the Business Day on which such payment is made to such Bank in immediately available funds prior to 12:00 noon, Chicago time, at the Federal Funds Rate for each such day, based upon a year of 360 days. If the amount of such payment is not made to any Bank in immediately available funds within five (5) Business Days after such payment was due to such Bank, such Agent shall pay to such Bank on demand an amount calculated in the manner specified in the preceding sentence after substituting the term "Base Rate" for the term "Federal Funds Rate". A certificate of any Bank submitted to any Agent with respect to amounts owing under this Section 14.4(c) shall be conclusive absent manifest error.

          14.5 Exculpation. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters, and upon this Agreement and any Note, security agreement, schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper person. No Agent Party shall (i) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of, this Agreement or any Note, security agreement, schedule, certificate, statement, report, notice or other writing delivered hereunder or in connection herewith, (ii) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (iii) be deemed to have knowledge of an Event of Default or Unmatured Event of Default until after having received actual notice thereof from the Company or any Bank, (iv) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by the Company or any other obligor of its obligations, or (v) in any event, be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity.

          14.6 Credit Investigation. Each Bank acknowledges and shall cause each actual or potential Assignee or Participant to acknowledge to such Bank in its assignment or participation agreement with such Bank that (i) it has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had it made the Loans directly to the Company without the intervention of any Agent or any other Person, and (ii) it has made and will continue to make its own credit analysis and decisions relating to this Agreement independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate. Each Bank agrees and acknowledges and shall cause each actual or potential Assignee or Participant to agree with, and acknowledge to, such Bank in its assignment or participation agreement with such Bank that no Agent or any other Bank makes any representations or warranties about the creditworthiness of the Company or any other party to this Agreement or with respect to the legality, validity, sufficiency or enforceability of this Agreement or any Note or the value of any security therefor.

          14.7 Agents and Affiliates. Each Agent and each of its successors as an Agent shall have the same rights and powers hereunder as any other Bank and may refrain from exercising the same as though it were not an Agent, and each Agent and each such successor and its Affiliates may accept deposits from and generally engage in any kind of business with the Company or any Affiliate thereof as if such Agent and each such successor were not an Agent.

          14.8  Resignation and Removal.

          (a) Any Agent may resign as such at any time upon at least 30 days' prior notice to the Company and the Banks, and any Agent may be removed as such at any time by vote of the Required Banks and notice to the retiring Agent and the Company. In the event of any such resignation or removal, the Required Banks shall as promptly as practicable (but with five (5) Business Days' prior written notice being given to the Company) appoint a successor Agent. If no successor Agent shall have been so appointed, and shall have accepted such appointment within 30 days after either the retiring Agent's giving of notice of resignation or the Required Banks' vote to remove the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or under the laws of another country which is doing business in the United States and having a combined capital, surplus and undivided profits of at least $100,000,000.

          (b) The Company may, at any time, remove any Agent upon five days' prior written notice to such Agent and each Bank; provided, however, that any such removal may not become effective prior to the time that a successor Agent, appointed by the Company and having the qualifications described above with respect to successor Agents which may be appointed by a retiring Agent, shall have accepted such appointment and begun to serve as Agent hereunder; and provided, further, that in case an Event of Default or Unmatured Event of Default shall have occurred and be continuing, the Company may remove an Agent only with the written consent of the Required Banks.

          (c) Upon its acceptance of its appointment, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Agreement shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          14.9 Advisory Agent. Bank of America National Trust and Savings Association ("Bank of America"), as Advisory Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, Bank of America shall not have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on Bank of America in deciding to enter into this Agreement or in taking or not taking action hereunder.


          SECTION 15  GENERAL.

          15.1 Waiver; Amendments. No delay on the part of any Agent, any Bank or the holder of any Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Except as otherwise specifically provided in this Agreement, the concurrence of the Required Banks shall be required for any amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, the Notes or other documents, instruments or agreements affecting the rights of such Banks.
Any amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Notwithstanding the foregoing:

          (a) the consent of all Banks shall be required for any amendment, modification, waiver or consent with respect to the following: (i) any change in the amount or the scheduled timing of the payment of principal or any extension of the maturity thereof, (ii) any reduction in the rate of interest or any change in the timing of the payment of such interest, (iii) any change or reduction in or any waiver of the amount of any fees under Sections 6.5 or 6.6 or any change in the timing of the payment of any such fees, (iv) except as provided in Section 2.7 with respect to a Bank's Commitment, any extension of such Commitment or any increase in the amount of such Commitment, or (v) any change in the allocation of proceeds or payments among the Banks;

          (b) the consent of all Banks shall be required for any amendment, modification, waiver or consent relating to any of the following items: (i) any change in Section 12.1, or (ii) any change in this Section 15.1, or (iii) any change to the definition of Required Banks or any provision which specifies the requisite level or number of Banks which are required to amend, modify, waive or consent to any provisions of this Agreement.

          (c) no provisions of Section 6.7 or Section 14 shall be amended, modified or waived without the consent of all Agents.

          15.2  Notices.

          (a) Except as otherwise expressly provided in this Agreement, any notice hereunder to the Company, any Agent, any Bank or other holder shall be in writing. Notices given by telegram, telex, telecopier or personal delivery shall be deemed to have been given and received when sent (and, in the case of telex, the appropriate answerback is received) and notices given by mail shall be deemed to have been given and received three Business Days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Company, such Agent, or such Bank (or other holder) at its address shown below its signature hereto, or at such other address as any such Person may, by written notice received by such other persons, have designated as its address for such purpose. Any Agent, any Bank or the holder of any Note giving any waiver, consent or notice to, or making any request upon, the Company hereunder shall promptly notify each Bank and the Applicable Agent thereof. Correspondence with respect to Negotiated Loans and notices of Loan Requests (other than Negotiated Loan Confirmations) made by the Company shall be directed to the persons specified for such purpose for each party on the signature pages hereto or in subsequent writings among the parties. Each Agent shall promptly transmit to each Bank (or share with each Bank the contents of) each notice it receives from the Company pursuant to this Agreement other than notices with respect to Negotiated Loans and Swing Loans which shall be furnished by the Administrative Agent through the Master Register pursuant to Section 8.5(b). Notices to any Agent in connection with borrowings, payments, Continuations or Conversions shall not be effective until actual receipt by such Agent.

          (b) Each Agent and each Bank shall be entitled to rely upon all telephonic notices without awaiting receipt of written versions of such notices and the Company shall hold each Agent, and each Bank harmless from, and shall indemnify each Agent and each Bank against, any loss, cost or expense ensuing from any such reliance.

          15.3  Computations.

          (a) Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purpose of this Agreement, such determination or calculation shall, at any time and to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP.

          (b) Notwithstanding the preceding paragraph (a), except for the changes required in implementing Financial Accounting Standards Board Statements adopted prior to January 1, 1994 and which are to be implemented by the Company after January 1, 1994 (namely, Statements 115 and 116), in the event of any changes in GAAP as applied in preparing the audited financial statements of the Company and its consolidated Subsidiaries as at January 1, 1994 which result in a change in the earnings of the Company, Consolidated Net Income, Debt of the Company and its Restricted Subsidiaries, or Consolidated Shareholder's Equity of the Company, such change (net of related tax effects, if any) shall be added back to or subtracted from, as the case may be, any determination of the earnings of the Company, Consolidated Net Income, Debt of the Company and its Restricted Subsidiaries, and Consolidated Shareholder's Equity of the Company for the purpose of applying the Consolidated Shareholder's Equity of the Company, Ratio of Earnings to Fixed Charges and the ratio of Debt to Total Capitalization tests and in determining applicable limitations on distributions with respect to the Company's capital stock.

          (c) While the Company and MWCC intend that the sale of receivables to MWCC by the Company under the MWCC Receivables Purchase Agreement be considered sales by the Company and not secured loans to the Company by MWCC, such transaction may be classified as a loan under Financial Accounting Standards Board Statement No. 77. Irrespective of whether such receivables sale transactions are classified as a sale or a loan under Financial Accounting Standards Board Statement No. 77, such transactions shall be treated as sales without recourse for the purposes of this Agreement and not a secured loan.

          15.4  Participations; Assignments; Replacement of
Banks.

          (a)  Participations.  Subject to the provisions of this
Section 15.4, any Bank may at any time, in the ordinary course of its commercial banking business and in accordance with applicable law, sell to one or more banks or other financial institutions, and to such other Persons or types of Persons which the Company may from time to time approve in its sole discretion (collectively, "Participants") participating interests in any Loan owing to such Bank, or any Note held by such Bank, provided that no Bank shall, without the prior written notice to and consent of the Company (which consent may be withheld or granted, as the case may be, in the Company's sole discretion), sell any participation in any Commitment or any portion thereof. In the event of any such sale to a Participant, upon request by the Company the selling Bank shall give written notice, to the Company stating the Participant's name and address and the amount of the participation purchased, but continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement,

          (ii) all amounts payable by the Company shall be determined as if such Bank had not sold such participation, and

          (iii) any Participant which is not an Affiliate of the selling Bank shall have no right to require the selling Bank to take or omit to take any action under this Agreement or any Note other than action directly affecting the extension of the stated maturity of any Loan, directly affecting any scheduled installment of principal or any scheduled reduction in the stated amount of, or interest on, any Loan in which such participation was sold, or reducing the principal or stated amount thereof or the rate of interest thereon or fees payable hereunder.

Each Bank agrees to incorporate the requirements set forth in the preceding sentence into each participation agreement which such Bank enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, if its participation agreement with the selling Bank so provides, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement or any Note to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any Note; provided that such right of setoff shall be subject to such Participant's obligation to share with the Banks, and the Banks agree to share with such Participant, as provided in Section 8.2(c). No participation contemplated in this Section 15.4 shall relieve any Bank either from its Commitment hereunder or from any of its other obligations hereunder and such Bank shall remain solely responsible for the performance thereof.

          (b)  Assignments.  Subject to the provisions of this
Section 15.4, any Bank may, with the Company's prior written approval (which approval may be withheld or granted, as the case may be, in the Company's sole discretion), execute an assignment and acceptance substantially in the form of Exhibit L, with appropriate insertions (herein individually called an "Assignment" and collectively called the "Assignments"), whereby such Bank shall assign, without recourse and without representation or warranty except as specifically set forth in said Assignment, to one or more banks or other entities (herein individually called an "Assignee" and collectively called the "Assignees") all or any part of such Bank's rights and benefits, and delegate all or any part of such Bank's obligations, under this Agreement and its Notes; provided, that any such Assignment shall assign equal percentage amounts of the assignor Bank's Commitment under this Agreement and such Bank's commitment under the Long Term Credit Agreement. Notwithstanding the foregoing, if the Company shall unreasonably withhold approval of any requested assignment and shall not secure a replacement assignee with respect to such assignment proposed by any such Bank within 60 days after the request in writing to the Company for such approval, any such Bank may upon the expiration of such 60-day period complete the proposed assignment (but only on the terms proposed and to the Assignee proposed) and the Company agrees that the Assignment shall have the same effect as if executed by the Company.

          Upon execution, delivery and acceptance of each Assignment, from and after the effective date specified therein, which effective date shall be at least five (5) Business Days after the execution thereof, the Company, the Agents and the Banks agree that, to the extent of any such Assignment,

          (x) the Assignee thereunder shall, in addition to any rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement and the assignor Bank's Notes (including, without limitation, rights and benefits arising out of
     Section 9) and the same rights of setoff pursuant to
     Section 8.3 and obligation to share pursuant to Section
     8.2 as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment, and

          (y) the assignor Bank shall, to the extent that rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of an assignor Bank's rights, benefits and obligations under this Agreement, such Bank shall cease to be a party hereto), except that in all cases the assignor Bank shall remain entitled to the rights and benefits arising under Sections 6, 8.4, 9, 15.5 and 15.6 with respect to any period of time prior to the effective date of any such Assignment, and shall remain liable with respect to any of its obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5, with respect to any matters arising prior to the effective date of any such Assignment;

     provided, that:

          (i) each Agent and each Bank shall be entitled to continue to deal solely and directly with the assignor Bank in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to each Agent and each Bank by the assignor Bank and the Assignee,

          (ii)  if the Assignee is a Non-United States
     Person, it shall deliver to the Company and the Applicable Agent a written representation and undertaking substantially similar to Section 8.4(b), and

          (iii) the Company shall not be required to pay any costs, fees or taxes of any kind or nature with respect to the interest(s) assigned in excess of those payable by the Company in connection with such interest(s) prior to such assignment except for any costs, fees or taxes described in Section 8.4, 9 or 15.6.

Upon its receipt of an Assignment executed by an assignor Bank and an Assignee, together with the Notes subject to such Assignment, the Applicable Agent shall, if such Assignment has been completed and is in substantially the form of Exhibit L, accept such Assignment and forward a photostatic copy thereof to the Company. Within five (5) Business Days after its receipt of a photostatic copy of such Assignment, the Company shall execute and deliver to the Applicable Agent, to be exchanged for the Notes delivered to the Applicable Agent by the assignor Bank, new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment (or other amount applicable to Swing Notes or Negotiated Notes) and, if the assignor Bank has retained a Commitment hereunder, new Notes payable to the order of the assignor Bank in an amount equal to the Commitment retained by it hereunder (or other amount applicable to Swing Notes or Negotiated Notes). Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee or the assignor Bank, shall otherwise be in substantially the form of such surrendered Notes, and shall constitute Notes under this Agreement. Such new Notes shall be in replacement and substitution for, and not in payment of, the Notes delivered to the Applicable Agent by the assignor Bank.
The Applicable Agent shall deliver such new Notes to the payee or payees thereof and shall mark the Notes previously held by the assignor Bank as "replaced" and shall deliver the same to the Company. The Administrative Agent shall from time to time distribute a revised Schedule I giving effect to any Assignments or other modifications hereunder.

          (c) Federal Reserve. Anything contained in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements set forth in this Agreement, any Bank may at any time and from time to time grant a participation in, assign, deposit or pledge all or any portion of its rights under this Agreement or the Notes to a Federal Reserve Bank; provided, however, no such participation, assignment, deposit or pledge shall relieve such Bank of any of its obligations under this Agreement.

          (d) Information. Notwithstanding the terms of any previous confidentiality agreements with respect to the subject matter hereof between the Company and any Bank, from and after the Effective Date any Bank may furnish any information concerning the Parent, the Company and the Subsidiaries which has been furnished to such Bank pursuant hereto to any Assignee, Participant, or potential Assignee or Participant; provided, however, that the recipient of such information shall, prior to being furnished with any such information, agree to maintain the confidentiality of such information. Notwithstanding the foregoing sentence, any Agent, Bank, Assignee, Participant or potential Assignee or Participant shall be permitted to disclose information regarding the Company and its Subsidiaries (i) to any other Agent or Bank, or to any Assignee or Participant, (ii) to any Affiliate, agent or employee that agrees to be bound by this
Section 15.4(d), (iii) upon order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person that is not a party hereto or an Affiliate, agent or employee of any such party, (vii) in connection with the exercise of any remedy hereunder, or (viii) to such Person's certified public accountants and its attorneys.

          (e) Replacement of Banks. So long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing, the Company shall have the right on five Business Days' written notice (except during the period from a Revocation Cut-Off Date to the then existing Termination Date, only concurrent written notice shall be required to replace a Bank which has not then irrevocably consented to an Extension Request) to each of the Agents and the Banks to substitute any financial institution designated by the Company (a "Replacement Bank") for any Bank designated by the Company as a terminated bank ("Terminated Bank"); provided, however, that the effectiveness of such substitution shall be subject to execution of an agreement substantially in the form of Exhibit M hereto ("Replacement Agreement") by the Replacement Bank, the Company and the Administrative Agent, providing for:

          (i) payment of all Liabilities of the Company then outstanding to the Terminated Bank (including without limitation all such amounts due such Bank under Sections 6, 8.4, 9, 15.5 and 15.6);

          (ii)  the termination and release of all
     obligations of the Terminated Bank (excluding any obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5 with respect to any matters arising prior to the effective date of such termination); and

          (iii) the agreement of the Replacement Bank to become a party to this Agreement and to be bound under this Agreement with the same effect as if the Replacement Bank were the Terminated Bank immediately prior to such substitution.

So long as the Long Term Credit Agreement is in effect, the Company shall not replace a Terminated Bank pursuant to this
Section 15.4(e) unless the Company concurrently replaces such Terminated Bank with the same Replacement Bank under the Long Term Credit Agreement. Upon execution of such Replacement Agreement the Administrative Agent shall forward a copy thereof to each Bank and each other Agent, together with a revised
Schedule I modified to reflect such substitution. Upon execution of such Replacement Agreement, the Replacement Bank shall be deemed to be a party to this Agreement and a Bank hereunder and the Terminated Bank will cease to be a party to this Agreement and a Bank hereunder but shall be entitled to all the indemnities provided by this Agreement with respect to matters arising out of action or inaction by any party while such Terminated Bank was a party to this Agreement.

          15.5  Costs, Expenses and Taxes.

          (a) The Company agrees to pay on demand all fees and out-of-pocket costs and expenses of McDermott, Will & Emery (or other law firm acceptable to the Required Banks) as special counsel to the Documentary Agent and the Banks (and of other special counsel, if any, who may be retained by said counsel), in connection with the preparation, execution, delivery, administration and enforcement of this Agreement, the Notes and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and any and all waivers, consents, amendments, modifications, replacements or restatements relating to any thereof; provided that the Company's obligations hereunder with respect to administration shall be limited to administration of or by the Banks which are Agents hereunder. Each Bank agrees to reimburse each Agent for such Bank's pro rata share (based upon its respective Commitment) of any reasonable costs or expenses incurred by such Agent on behalf of the Banks in connection with such administration and enforcement (including reasonable attorneys' fees and legal expenses) not paid by the Company except to the extent that such costs or expenses arise from such Agent's gross negligence or willful misconduct.

          (b) The Company further agrees (i) to pay on demand all reasonable fees and out-of-pocket expenses (including all attorneys' fees, legal expenses and allocated costs of staff counsel) of each Bank incurred directly in connection with the enforcement of this Agreement, the Notes and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and any and all amendments, modifications, replacements or restatements relating to any thereof, and (ii) to pay, and to save each Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

          (c) Except as otherwise provided in the preceding paragraphs (a) and (b), each party shall pay its own expenses in connection with this Agreement. All obligations provided for in this Section 15.5 shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement.

          15.6 Indemnification. In consideration of the execution and delivery of this Agreement by the Agents and the Banks, the Company hereby agrees to indemnify, exonerate and hold harmless each Bank, each Agent and each officer, director, employee and agent of each Bank and each Agent (herein collectively called the "Bank Parties" and individually called a "Bank Party") from and against any and all actions, causes of action, suits, losses, costs (including, without limitation, all documentary or other stamp taxes or duties), liabilities, damages and expenses (other than expenses covered by Section 15.5(a)) in connection therewith (irrespective of whether such Bank Party is a party to the action for which indemnification hereunder is sought), including, without limitation, reasonable attorneys' fees (including allocated costs of staff counsel) and disbursements (collectively herein called the "Indemnified Liabilities") incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to any Loan or the use of the proceeds of any Loan except for any such Indemnified Liabilities arising on account of such Bank Party's gross negligence or willful misconduct and, if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section 15.6 shall survive repayment of the Liabilities, cancellation of the Notes and any termination of this Agreement.

          15.7 Regulation U. Each Bank represents that it in good faith is not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

          15.8 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

          15.9 Governing Law; Severability. This Agreement and each Note shall be a contract made under and governed by the laws of the State of Illinois without regard to conflict of laws principles. All obligations of the Company and the rights of the Agents, the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in
limitation of those provided by applicable law.   Whenever
possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Nothing herein shall require the Company to pay interest in excess of the maximum rate permitted by law.

          15.10 Waiver of Jury Trial. Each of the Company, each Agent and each Bank waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement, any Note or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any banking relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

          15.11 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. This Agreement shall become effective as of the Effective Date and the Documentary Agent shall so inform all of the parties hereto.

          15.12 Supersession. This Agreement supersedes all prior or contemporaneous agreements with respect to the subject matter hereof.

          15.13 Successors and Assigns. This Agreement shall be binding upon the Company, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents, it being understood that subject to Section 11.6, the Company shall not assign its rights hereunder without the consent of all of the Banks.


                *               *               *

          Delivered at Chicago, Illinois as of the day, month and year first above written.

                         MONTGOMERY WARD & CO., INCORPORATED

                         By:
                         Name:   Douglas V. Gathany
                         Title:  Senior Assistant Treasurer

                         One Montgomery Ward Plaza
                         844 North Larrabee
                         Chicago, Illinois  60671
                         Attention:  Treasurer
                         Telephone:  (312) 467-7238
                         Telecopy:   (312) 467-7421

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Douglas V. Gathany
                         Senior Assistant Treasurer
                         Telephone:  (312) 467-7238
                         Telecopy:   (312) 467-7421


                         Person to whom copies of notices under Section
                         13.2 should also be sent:

                         Montgomery Ward & Co., Incorporated
                         One Montgomery Ward Plaza
                         535 West Chicago Avenue
                         Chicago, Illinois  60671
                         Attention:  Secretary

                         THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity and in its capacity as Documentary Agent


                         By:
                         Name:   Jeanette Ganousis
                         Title:  Vice President

                         Mail Suite 0088
                         One First National Plaza
                         Chicago, IL  60670

                         Telephone:  (312) 732-6066
                         Telecopy:   (312) 732-5161

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Dennis Degen
                         Administrative Coordinator
                         Telephone:  (312) 732-6246
                         Telecopy:   (312) 732-2715

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Dennis Degen
                         Administrative Coordinator
                         Telephone:  (312) 732-6246
                         Telecopy:   (312) 732-2715

                         Base Rate Loan Funding Office:

                         The First National Bank of Chicago
                         One First National Plaza
                         Chicago, IL  60670

                         Eurodollar Loan Funding Office:

                         The First National Bank of Chicago
                         One First National Plaza
                         Chicago, IL  60670

                         THE BANK OF NEW YORK, in its individual
                         capacity and in its capacity as Negotiated
                         Loan Agent

                         By:
                         Name:   Bruce C. Miller
                         Title:  Vice President

                         One Wall Street
                         New York, NY  10286

                         Telephone:  (212) 635-1172
                         Telecopy:   (212) 635-1208

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Carol Surles, 18th Floor
                         Telephone:  (212) 635-4695
                         Telecopy:   (212) 635-6365

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Carol Surles, 18th Floor
                         Telephone:  (212) 635-4695
                         Telecopy:   (212) 635-6365

                         Base Rate Loan Funding Office:

                         The Bank of New York
                         Commercial Loan Servicing Dept.
                         101 Barclay Street
                         New York, NY  10007

                         Eurodollar Loan Funding Office:

                         The Bank of New York
                         Euro Dollar/Cayman Funding Area
                         101 Barclay Street
                         New York, NY  10007

                         THE BANK OF NOVA SCOTIA, in its individual capacity and in its capacity as Administrative Agent

                         By:
                         Name:   F.C.H. Ashby
                         Title:  Senior Assistant Agent

                         Suite 2700
                         600 Peachtree NE
                         Atlanta, GA  30308

                         Telephone:  (404) 877-1500
                         Telecopy:   (404) 888-8998
                         Telex:      00542319

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Sarah Schramm
                         NYA - Treasury
                         Telephone:  (212) 225-5550
                         Telecopy:   (212) 225-5517
                         Telex:      ITT421791
                                     WUI669859

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Ed Moussa
                         Atlanta Agency
                         Telephone:  (404) 877-1500
                         Telecopy:   (404) 888-8998
                         Telex:      00542319

                         Base Rate Loan Funding Office:

                         The Bank of Nova Scotia
                         Atlanta Agency
                         Suite 2700
                         600 Peachtree NE
                         Atlanta, GA  30308

                         Eurodollar Loan Funding Office:

                         The Bank of Nova Scotia
                         Atlanta Agency
                         Suite 2700
                         600 Peachtree NE
                         Atlanta, GA  30308

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION, in its individual capacity and in its capacity as Advisory Agent

                         By:
                         Name:   M. Kathleen McVay
                         Title:  Senior Vice President

                         200 West Adams Street, Suite 2800
                         Chicago, Illinois  60606

                         Telephone:  (312) 269-4644
                         Telecopy:   (312) 269-4540

                         Person to whom Negotiated Loan correspondence should be addressed:

                         M. Kathleen McVay
                         Senior Vice President
                         Telephone:  (312) 269-4644
                         Telecopy:   (312) 269-4540

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Pamela Quebbeman
                         Bank of America
                         231 South LaSalle Street
                         Chicago, Illinois  60697
                         Telephone:  (312) 828-3586
                         Telecopy:   (312) 987-5500

                         Base Rate Loan Funding Office:

                         Bank of America National Trust and Savings
                         Association

                         Eurodollar Loan Funding Office:

                         Bank of America National Trust and Savings
                         Association

                         CIBC INC.

                         By:
                         Name:   David McGowan
                         Title:  Vice President

                         Suite 2300
                         200 West Madison Street
                         Chicago, IL  60606

                         Telephone:  (312) 750-8730
                         Telecopy:   (312) 726-8884

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Carol Kizzia
                         425 Lexington
                         New York, New York  10017

                         Telephone:  (212) 856-3693
                         Telecopy:   (212) 856-6699

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Sherry Smith
                         Assistant Vice President

                         with a copy to:

                         Junior Williams
                         Associate
                         2 Paces West
                         2727 Paces Ferry Road, Suite 1200
                         Atlanta, GA  30339
                         Telephone:  (404) 319-4820
                         Telecopy:   (404) 319-4950
                         Telex:      54-2413

                         Base Rate Loan Funding Office:

                         Canadian Imperial Bank of Commerce
                         2 Paces West
                         2727 Paces Ferry Road
                         Suite 1200
                         Atlanta, GA  30339



                         Eurodollar Loan Funding Office:

                         Canadian Imperial Bank of Commerce
                         2 Paces West
                         2727 Paces Ferry Road
                         Suite 1200
                         Atlanta, GA  30339

                         NATIONSBANK OF NORTH CAROLINA


                         By:
                         Name:   Christopher B. Torie
                         Title:  Senior Vice President

                         70 West Madison Street, 53rd Floor
                         Chicago, Illinois  60602

                         Telephone:  (312) 853-5794
                         Telecopy:   (312) 853-9194

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Kathy Mumpower
                         Telephone:  (704) 386-7429
                         Telecopy:   (704) 386-8694

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Kathy Mumpower
                         Telephone:  (704) 386-7429
                         Telecopy:   (704) 386-8694

                         Base Rate Loan Funding Office:

                         NationsBank of North Carolina
                         #1 Nations Bank Plaza  T 17-21
                         Charlotte, North Carolina  28255

                         Eurodollar Loan Funding Office:

                         NationsBank of North Carolina
                         #1 Nations Bank Plaza  T 17-21
                         Charlotte, North Carolina  28255

                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                         By:
                         Name:   Mark A. Thompson
                         Title:  Vice President and Deputy
                                 General Manager

                         190 South LaSalle Street
                         Chicago, Illinois  60603

                         Telephone:  (312) 704-5459
                         Telecopy:   (312) 704-8505

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Will Schauble
                         Vice President, Loan Operations
                         Telephone:  (312) 704-5494
                         Telecopy:   (312) 704-8717
                         Telex:      825567

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Will Schauble
                         Vice President, Loan Operations
                         Telephone:  (312) 704-5494
                         Telecopy:   (312) 704-8717
                         Telex:      825567

                         Base Rate Loan Funding Office:

                         190 South LaSalle Street, Suite 800
                         Chicago, Illinois  60603

                         Eurodollar Loan Funding Office:

                         190 South LaSalle Street, Suite 800
                         Chicago, Illinois  60603

                         CREDIT LYONNAIS CHICAGO BRANCH


                         By:
                         Name:   Attila Koc
                         Title:  Vice President, Corporate
                                 Group Head

                         Marcus Katz, Vice President
                         227 West Monroe Street
                         Chicago, IL  60606

                         Telephone:  (312) 220-7307
                         Telecopy:   (312) 641-0527
                         Telex:      6871734

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Marcus Katz, Vice President
                         Telephone:  (312) 220-7307
                         Telecopy:   (312) 641-0527
                         Telex:      6871734


                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Rosette Liptak
                         Telephone:  (312) 220-7319
                         Telecopy:   (312) 641-5834
                         Telex:      6871734

                         Base Rate Loan Funding Office:

                         Credit Lyonnais Chicago Branch
                         227 West Monroe Street
                         Chicago, IL  60606

                         Eurodollar Loan Funding Office:


                         Credit Lyonnais Cayman Island Branch
                         c/o Credit Lyonnais Chicago Branch
                         227 West Monroe Street
                         Chicago, Illinios  60606

                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                         By:
                         Name:   Attila Koc
                         Title:  Authorized Signature

                         Marcus Katz, Vice President
                         227 West Monroe Street
                         Chicago, IL  60606

                         Telephone:  (312) 220-7307
                         Telecopy:   (312) 641-0527
                         Telex:      6871734

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Marcus Katz, Vice President
                         Telephone:  (312) 220-7307
                         Telecopy:   (312) 641-0527
                         Telex:      6871734


                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Rosette Liptak
                         Telephone:  (312) 220-7319
                         Telecopy:   (312) 641-5834
                         Telex:      6871734

                         Base Rate Loan Funding Office:

                         Credit Lyonnais Chicago Branch
                         227 West Monroe Street
                         Chicago, IL  60606

                         Eurodollar Loan Funding Office:

                         Credit Lyonnais Cayman Island Branch
                         c/o Credit Lyonnais Chicago Branch
                         227 West Monroe Street
                         Chicago, Illinios  60606

                         BANCA COMMERCIALE ITALIANA, CHICAGO BRANCH


                         By:
                         Name:   Julian M. Teodori
                         Title:  Senior Vice President


                         By:
                         Name:   Diana R. Lamb
                         Title:  Vice President

                         150 North Michigan Avenue, Suite 1500
                         Chicago, Illinois  60601

                         Telephone:  (312) 346-1112
                         Telecopy:   (312) 346-5758
                         Telex:      212716 COMIT CHICAGO

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Matthew V. Trujillo
                         Assistant Vice President
                         Telephone:  (312) 346-1112
                         Telecopy:   (312) 346-5758
                         Telex:      212716 COMIT CHICAGO

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Jonathan Sahr
                         Loan Department Supervisor
                         Telephone:  (212) 607-3814
                         Telecopy:   (212) 422-6651
                         Telex:      6790749 BCINY

                         Base Rate Loan Funding Office:

                         Banca Commerciale Italiana
                         New York Branch
                         One William Street
                         New York, New York  10004

                         Eurodollar Loan Funding Office:

                         Banca Commerciale Italiana
                         New York Branch
                         One William Street
                         New York, New York  10004

                         THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH


                         By:
                         Name:   Masami Tsuboi
                         Title:  Vice President

                         10 South Wacker Drive
                         Chicago, Illinois  60606

                         Telephone:  (312) 715-6365
                         Telecopy:   (312) 876-2011
                         Telex:      25-4515

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Richard R. Howard
                         Assistant Vice President
                         Telephone:  (312) 715-6369
                         Telecopy:   (312) 876-2011
                         Telex:      25-4515

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Gary Marthaler
                         Officer
                         Telephone:  (312) 715-6451
                         Telecopy:   (312) 876-2011
                         Telex:      25-4515

                         Base Rate Loan Funding Office:

                         The Dai-Ichi Kangyo Bank, Ltd., Chicago Branch 10 South Wacker Drive
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         The Dai-Ichi Kangyo Bank, Ltd., Chicago Branch 10 South Wacker Drive
                         Chicago, Illinois  60606

                         THE MITSUBISHI BANK, LIMITED, CHICAGO BRANCH


                         By:
                         Name:   Noboru Kobayashi
                         Title:  Joint General Manager

                         115 South LaSalle Street, Suite 2100
                         Chicago, Illinois  60603

                         Telephone:  (312) 269-0753
                         Telecopy:   (312) 263-2555
                         Telex:      190046 BISHIBANK

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Alex Lam
                         Vice President
                         Telephone:  (312) 269-0753
                         Telecopy:   (312) 263-2555
                         Telex:      190046 BISHIBANK

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Janice Hennig
                         Assistant Vice President
                         Telephone:  (312) 269-0473
                         Telecopy:   (312) 263-2555
                         Telex:      190046 BISHIBANK

                         Base Rate Loan Funding Office:

                         115 South LaSalle Street, Suite 2100
                         Chicago, Illinois  60603

                         Eurodollar Loan Funding Office:

                         115 South LaSalle Street, Suite 2100
                         Chicago, Illinois  60603

                         THE NORTHERN TRUST COMPANY


                         By:
                         Name:   David Blowers
                         Title:  Vice President and Chicago
                                 Division Head

                         Mr. James M. McMenamin
                         50 South LaSalle Street
                         Chicago, Illinois  60675

                         Telephone:  (312) 444-3555
                         Telecopy:   (312) 630-1566

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Mr. James M. McMenamin
                         50 South LaSalle Street
                         Chicago, Illinois  60675
                         Telephone:  (312) 444-3555
                         Telecopy:   (312) 630-1566

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Mr. James M. McMenamin
                         50 South LaSalle Street
                         Chicago, Illinois  60675
                         Telephone:  (312) 444-3555
                         Telecopy:   (312) 630-1566

                         Base Rate Loan Funding Office:

                         50 South LaSalle Street
                         Chicago, Illinois  60675

                         Eurodollar Loan Funding Office:

                         50 South LaSalle Street
                         Chicago, Illinois  60675

                         THE SAKURA BANK, LTD.


                         By:
                         Name:   Hajime Miyagi
                         Title:  Deputy General Manager

                         227 West Monroe Street, Suite 4700
                         Chicago, Illinois  60606

                         Telephone:  (312) 201-5146
                         Telecopy:   (312) 332-5345
                         Telex:      254048

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Kristin M. Hays
                         Assistant Vice President
                         Telephone:  (312) 201-5141
                         Telecopy:   (312) 332-5345
                         Telex:      254048

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Kristin M. Hays
                         Assistant Vice President
                         Telephone:  (312) 201-5141
                         Telecopy:   (312) 332-5345
                         Telex:      254048

                         Base Rate Loan Funding Office:

                         227 West Monroe Street, Suite 4700
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         227 West Monroe Street, Suite 4700
                         Chicago, Illinois  60606

                         THE SANWA BANK, LIMITED, CHICAGO BRANCH


                         By:
                         Name:   Jose A. Moreno
                         Title:  Vice President and Manager

                         10 South Wacker Drive
                         Chicago, Illinois  60606

                         Telephone:  (312) 368-3007
                         Telecopy:   (312) 346-6677
                         Telex:      3735188

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Jose A. Moreno
                         Vice President and Manager
                         Telephone:  (312) 368-3007
                         Telecopy:   (312) 346-6677
                         Telex:      3735188

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Beverly Wyckoff
                         Manager, Loan Administration
                         Telephone:  (312) 368-3016
                         Telecopy:   (312) 346-6677
                         Telex:      3735188

                         Base Rate Loan Funding Office:

                         10 South Wacker Drive
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         10 South Wacker Drive
                         Chicago, Illinois  60606

                         SWISS BANK CORPORATION


                         By:
                         Name:   Nancy A. Russell
                         Title:  Associate Director

                         By:
                         Name:   William A. McDonnell
                         Title:  Associate Director

                         141 West Jackson Boulevard
                         Chicago, Illinois  60604

                         Telephone:  (312) 554-6436
                         Telecopy:   (312) 554-6410 or 6411
                         Telex:      MCI 687 1764 SBOB UW

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Paul Guider
                         Associate Director
                         Telephone:  (212) 335-1009
                         Telecopy:   (212) 335-1388
                         Telex:      MCI 62841 swisbk uw

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Valerie Williams
                         Administrative Assistant
                         Telephone:  (212) 574-3146
                         Telecopy:   (212) 574-3180
                         Telex:      MCI 62841 swisbk uw

                         Base Rate Loan Funding Office:

                         141 West Jackson Boulevard
                         Chicago, Illinois  60604

                         Eurodollar Loan Funding Office:

                         141 West Jackson Boulevard
                         Chicago, Illinois  60604

                         U.S. NATIONAL BANK OF OREGON


                         By:
                         Name:   Jeffrey C. Swift
                         Title:  Vice President

                         National Corporate Banking
                         111 SW Fifth Avenue, Suite 2900
                         Portland, Oregon  97204

                         Telephone:  (503) 275-6381
                         Telecopy:   (503) 275-5428
                         Telex:      #360549

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Jan Knox
                         Participation Specialist
                         Telephone:  (503) 275-6561
                         Telecopy:   (503) 275-4600
                         Telex:      #360549

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Jan Knox
                         Participation Specialist
                         Telephone:  (503) 275-6561
                         Telecopy:   (503) 275-4600
                         Telex:      #360549

                         Base Rate Loan Funding Office:

                         Corporate Loan Servicing
                         555 S.W. Oak Street
                         Portland, Oregon  97204

                         Eurodollar Loan Funding Office:

                         Corporate Loan Servicing
                         555 S.W. Oak Street
                         Portland, Oregon  97204

                         UNION BANK


                         By:
                         Name:   Richard A. Sutter
                         Title:  Vice President

                         350 California Street, 11th Floor
                         San Francisco, California  94101

                         Telephone:  (415) 705-7090
                         Telecopy:   (415) 705-7092

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Richard A. Sutter
                         Vice President
                         Telephone:  (415) 705-7090
                         Telecopy:   (415) 705-7092

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Richard A. Sutter
                         Vice President
                         Telephone:  (415) 705-7090
                         Telecopy:   (415) 705-7092

                         Base Rate Loan Funding Office:

                         350 California Street, 11th Floor
                         San Francisco, California  94101

                         Eurodollar Loan Funding Office:

                         350 California Street, 11th Floor
                         San Francisco, California  94101

                         ABN AMRO BANK N.V.


                         By:
                         Name:   Jeffrey Dodd
                         Title:  Vice President

                         By:
                         Name:   Patricia M. Luken
                         Title:  Vice President

                         135 South LaSalle Street, Suite 425
                         Chicago, Illinois  60674-9135

                         Telephone:  (312) 904-5362
                         Telecopy:   (312) 606-8425
                         Telex:      6732700 (Answerback: ABN AMRO CGO)

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Loan Administration
                         Telephone:  (312) 443-2149
                         Telecopy:   (312) 606-8435
                         Telex:      6732700 (Answerback: ABN AMRO CGO)


                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Loan Administration
                         Telephone:  (312) 443-2149
                         Telecopy:   (312) 606-8435
                         Telex:      6732700 (Answerback: ABN AMRO CGO)

                         Base Rate Loan Funding Office:

                         135 South LaSalle Street, Suite 425
                         Chicago, Illinois  60674-9135

                         Eurodollar Loan Funding Office:

                         135 South LaSalle Street, Suite 425
                         Chicago, Illinois  60674-9135

                         FIRST BANK NATIONAL ASSOCIATION


                         By:
                         Name:   Michael J. McGroarty
                         Title:  Vice President

                         First Bank National Association
                         601 2nd Avenue South - MPFP0702
                         Minneapolis, Minnesota  55402-4302

                         Telephone:  (612) 973-0552
                         Telecopy:   (612) 973-0825

                         Backup Contact:

                         Brenda Everson
                         Commercial Associate
                         First Bank National Association
                         601 2nd Avenue South - MPFP0702
                         Minneapolis, Minnesota  55402-4302

                         Telephone:  (612) 973-0653
                         Telecopy:   (612) 973-0825

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Brenda Everson
                         Commericial Associate
                         First Bank National Association
                         601 2nd Avenue South - MPFP0702
                         Minneapolis, Minnesota  55402-4302

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Brenda Everson
                         Commericial Associate
                         First Bank National Association
                         601 2nd Avenue South - MPFP0702
                         Minneapolis, Minnesota  55402-4302

                         Base Rate Loan Funding Office:

                         First Bank National Association
                         First Bank Place
                         601 2nd Avenue South
                         Minneapolis, Minnesota  55402-4302

                         Eurodollar Loan Funding Office:

                         First Bank National Association
                         First Bank Place
                         601 2nd Avenue South
                         Minneapolis, Minnesota  55402-4302

                         THE FIRST NATIONAL BANK OF BOSTON


                         By:
                         Name:   Bethann Halligan
                         Title:  Director

                         100 Federal Street
                         P. O. Box 2016
                         Boston, Massachusetts  02106-2016

                         Telephone:  (617) 434-0144
                         Telecopy:   (617) 434-0630 or (617) 434-6685

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Carol Rousseau
                         Account Administrator
                         Telephone:  (617) 434-5777
                         Telecopy:   (617) 434-0630

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Carol Rousseau
                         Account Administrator
                         Telephone:  (617) 434-5777
                         Telecopy:   (617) 434-0630

                         Base Rate Loan Funding Office:

                         100 Federal Street
                         U. S. Corporate
                         Boston, Massachusetts  02106

                         Eurodollar Loan Funding Office:

                         100 Federal Street
                         U. S. Corporate
                         Boston, Massachusetts  02106

                         THE FUJI BANK, LIMITED


                         By:
                         Name:   Peter L. Chinnici
                         Title:  Joint General Manager

                         225 West Wacker Drive, Suite 2000
                         Chicago, Illinois  60606

                         Telephone:  (312) 621-0515
                         Telecopy:   (312) 621-0539

                         Person to whom Negotiated Loan correspondence should be addressed:

                         James Fayen
                         Assistant Vice President
                         Telephone:  (312) 621-0518
                         Telecopy:   (312) 621-0539

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Cely Havarro
                         Loans Administration
                         Telephone:  (312) 621-0538
                         Telecopy:   (312) 621-0539

                         Base Rate Loan Funding Office:

                         The Fuji Bank, Limited
                         225 West Wacker Drive, Suite 2000
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         The Fuji Bank, Limited
                         225 West Wacker Drive, Suite 2000
                         Chicago, Illinois  60606

                         PNC BANK, NATIONAL ASSOCIATION


                         By:
                         Name:   Jon C. Otterberg
                         Title:  Commercial Banking Officer

                         500 West Madison Street, Suite 3140
                         Chicago, Illinois  60661

                         Telephone:  (312) 906-3425
                         Telecopy:   (312) 906-3420

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Jon C. Otterberg
                         Commercial Banking Officer
                         Telephone:  (312) 906-3425
                         Telecopy:   (312) 906-3420

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Tammy Dunn
                         Administrative Secretary
                         Telephone:  (312) 906-3403
                         Telecopy:   (312) 906-3420

                         Base Rate Loan Funding Office:

                         PNC Bank, N.A.
                         Fifth Avenue and Wood Street
                         Pittsburgh, Pennsylvania  15222

                         Eurodollar Loan Funding Office:

                         PNC Bank, N.A.
                         Fifth Avenue and Wood Street
                         Pittsburgh, Pennsylvania  15222

                         THE YASUDA TRUST AND BANKING CO., LTD.


                         By:
                         Name:   Joseph C. Meek
                         Title:  Vice President and Manager

                         181 West Madison Street, Suite 4500
                         Chicago, Illinois  60602

                         Telephone:  (312) 683-3800
                         Telecopy:   (312) 683-3899
                         Telex:      446831 YTBCH

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Douglas Warren
                         Vice President
                         Telephone:  (312) 683-3839
                         Telecopy:   (312) 683-3899
                         Telex:      446831 YTBCH


                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Cindy Hartweger
                         Loan Administration
                         Telephone:  (312) 683-3853
                         Telecopy:   (312) 683-3899
                         Telex:      446831 YTBCH

                         Base Rate Loan Funding Office:

                         181 West Madison Street, Suite 4500
                         Chicago, Illinois  60602

                         Eurodollar Loan Funding Office:

                         181 West Madison Street, Suite 4500
                         Chicago, Illinois  60602

                         THE FIRST NATIONAL BANK OF MARYLAND


                         By:
                         Name:   James K. Fowler
                         Title:  Vice President

                         25 South Charles Street
                         Baltimore, Maryland  21201

                         Telephone:  (410) 244-4208
                         Telecopy:   (410) 244-4294

                         Person to whom Negotiated Loan correspondence should be addressed:

                         James K. Fowler
                         Vice President
                         Telephone:  (410) 244-4208
                         Telecopy:   (410) 244-4294

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         James K. Fowler
                         Vice President
                         Telephone:  (410) 244-4208
                         Telecopy:   (410) 244-4294

                         Base Rate Loan Funding Office:

                         25 South Charles Street
                         Baltimore, Maryland  21201

                         Eurodollar Loan Funding Office:

                         25 South Charles Street
                         Baltimore, Maryland  21201

                         ISTITUTO BANCARIO SAN PAOLO DI TORINO,
                         S.P.A.


                         By:
                         Name:   William DeAngelo
                         Title:  First Vice President

                         245 Park Avenue
                         New York, NY  10167

                         Telephone:  (212) 692-3150
                         Telecopy:   (212) 599-5303
                         Telex:      220045 SPAOL UR

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Michele M. von Kroemer
                         Assistant Treasurer
                         Telephone:  (212) 692-3196
                         Telecopy:   (212) 599-5303
                         Telex:      220045 SPAOL UR


                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Michele M. von Kroemer
                         Assistant Treasurer
                         Telephone:  (212) 692-3196
                         Telecopy:   (212) 599-5303
                         Telex:      220045 SPAOL UR

                         Base Rate Loan Funding Office:

                         Istituto Bancario san Paolo Bank di Torino,
                         S.p.A., New York Branch
                         245 Park Avenue
                         New York, New York  10167

                         Eurodollar Loan Funding Office:

                         Istituto Bancario san Paolo Bank di Torino,
                         S.p.A., New York Branch
                         245 Park Avenue
                         New York, New York  10167

                         KREDIETBANK N.V.


                         By:
                         Name:   Patricia McCann
                         Title:  Vice President


                         By:
                         Name:   Robert Snauffer
                         Title:  Vice President and Senior
                                 Credit Officer

                         125 West 55th Street, 10th Floor
                         New York, New York  10019

                         Telephone:  (212) 541-0733
                         Telecopy:   (212) 956-5580
                         Telex:      MCI 661572 KREDIETNV
                                     TRT 177789 KREDIETNV
                                     RCA 236777

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Lynda Resuma
                         Assistant Treasurer
                         Telephone:  (212) 541-0657
                         Telecopy:   (212) 956-5580
                         Telex:      MCI 661572 KREDIETNV
                                     TRT 177789 KREDIETNV
                                     RCA 236777

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Lynda Resuma
                         Assistant Treasurer
                         Telephone:  (212) 541-0657
                         Telecopy:   (212) 956-5580
                         Telex:      MCI 661572 KREDIETNV
                                     TRT 177789 KREDIETNV
                                     RCA 236777

                         Base Rate Loan Funding Office, New York:

                         125 West 55th Street, 10th Floor
                         New York, New York  10019

                         Eurodollar Loan Funding Office, Grand Caymen:

                         125 West 55th Street, 10th Floor
                         New York, New York  10019

                         UNION BANK OF SWITZERLAND - CHICAGO BRANCH


                         By:
                         Name:   Walter R. Wolff
                         Title:  First Vice President

                         30 South Wacker Drive, 40th Floor
                         Chicago, Illinois  60606

                         Telephone:  (312) 993-5450
                         Telecopy:   (312) 993-5530

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Scott K. Werneburg
                         Credit Analyst
                         Telephone:  (312) 993-5435
                         Telecopy:   (312) 993-5530

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Scott K. Werneburg
                         Credit Analyst
                         Telephone:  (312) 993-5435
                         Telecopy:   (312) 993-5530

                         Base Rate Loan Funding Office:

                         Union Bank of Switzerland - Chicago Branch
                         30 South Wacker Drive, 40th Floor
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         Union Bank of Switzerland - Chicago Branch
                         30 South Wacker Drive, 40th Floor
                         Chicago, Illinois  60606

                         WELLS FARGO BANK, N.A.


                         By:
                         Name:   John Huber
                         Title:  Vice President

                         420 Montgomery Street
                         San Francisco, California  94163

                         Telephone:  (415) 396-2257
                         Telecopy:   (415) 421-1352

                         Person to whom Negotiated Loan correspondence should be addressed:

                         John Huber
                         Vice President
                         Telephone:  (415) 396-2257
                         Telecopy:   (415) 421-1352

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Gail Landers
                         Telephone:  (415) 396-4915
                         Telecopy:   (415) 989-4319

                         Base Rate Loan Funding Office:

                         Wells Fargo Bank, N.A.
                         420 Montgomery Street
                         San Francisco, California  94163

                         Eurodollar Loan Funding Office:

                         Wells Fargo Bank, N.A.
                         420 Montgomery Street
                         San Francisco, California  94163

                         BANCA DI ROMA, S.P.A.


                         By:
                         Name:   Aurora Pensa
                         Title:  Vice President


                         By:
                         Name:   Joyce Montgomery
                         Title:  Assistant Vice President

                         225 West Washington Street
                         Chicago, Illinois  60606

                         Telephone:  (312) 368-8855
                         Telecopy:   (312) 726-3058
                         Telex:      190190 or 190107

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Aurora Pensa or Margaret Delay
                         Telephone:  (312) 704-2630 or (312) 704-2594
                         Telecopy:   (312) 726-3058
                         Telex:      190190 or 190107

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Vincenza Geraci
                         Telephone:  (312) 704-2603
                         Telecopy:   (312) 726-3058
                         Telex:      190190 or 190107

                         Base Rate Loan Funding Office:

                         Banca di Roma - Chicago Branch
                         225 West Washington Street
                         Chicago, Illinois  60606

                         Eurodollar Loan Funding Office:

                         Banca di Roma - Chicago Branch
                         225 West Washington Street
                         Chicago, Illinois  60606

                         COMERICA BANK


                         By:
                         Name:   David L. Morrison
                         Title:  Account Officer

                         500 Woodward Avenue, MC 3279
                         Detroit, Michigan  48226

                         Telephone:  (313) 222-3808
                         Telecopy:   (313) 222-3330

                         Person to whom Negotiated Loan correspondence should be addressed:

                         Beverly V. Jones
                         Customer Assistant
                         Telephone:  (313) 222-3805
                         Telecopy:   (313) 222-3330

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Beverly V. Jones
                         Telephone:  (313) 222-3805
                         Telecopy:   (313) 222-3330

                         Base Rate Loan Funding Office:

                         Comerica Bank
                         500 Woodward Avenue, MC 3279
                         Detroit, Michigan  48226

                         Eurodollar Loan Funding Office:

                         Comerica Bank
                         500 Woodward Avenue, MC 3279
                         Detroit, Michigan  48226

                         BANK OF AMERICA ILLINOIS

                         By:
                         Name:   M. Kathleen McVay
                         Title:  Authorized Officer

                         200 West Adams Street, Suite 2800
                         Chicago, Illinois  60606

                         Telephone:  (312) 269-4644
                         Telecopy:   (312) 269-4540

                         Person to whom Negotiated Loan correspondence should be addressed:

                         M. Kathleen McVay
                         Senior Vice President
                         Telephone:  (312) 269-4644
                         Telecopy:   (312) 269-4540

                         Person to whom all Loan Requests (other than Negotiated Loan Confirmations) should be addressed:

                         Pamela Quebbeman
                         Bank of America Illinois
                         231 South LaSalle Street
                         Chicago, Illinois  60697
                         Telephone:  (312) 828-3586
                         Telecopy:   (312) 987-5500

                         Base Rate Loan Funding Office:

                         Bank of America Illinois
                         231 South LaSalle Street
                         Chicago, Illinois  60697

                         Eurodollar Loan Funding Office:

                         Bank of America Illinois
                         231 South LaSalle Street
                         Chicago, Illinois  60697

                        SCHEDULES AND EXHIBITS

                                  to

                      SHORT TERM CREDIT AGREEMENT

SCHEDULE I

BANKS, COMMITMENTS AND TERMINATION DATES
(Sections 1.1, 2.7 and 15.4)



BANK NAME                        COMMITMENT             TERMINATION
                                                           DATE
The Bank of New York             19,800,000         September 14, 1995
The Bank of Nova Scotia          19,800,000         September 14, 1995
CIBC Inc.                        19,800,000         September 14, 1995
NationsBank of North Carolina    19,800,000         September 14, 1995
The Long-Term Credit Bank of
Japan, Ltd.                      18,150,000         September 14, 1995
Credit Lyonnais Chicago Branch
and Credit Lyonnais Cayman
Island Branch                    16,500,000         September 14, 1995
The First National Bank of
Chicago                          16,500,000         September 14, 1995
Banca Commerciale Italiana,
Chicago Branch                    9,900,000         September 14, 1995
The Dai-Ichi Kangyo Bank, Ltd.,
Chicago Branch                    9,900,000         September 14, 1995
The Mitsubishi Bank, Limited,
Chicago Branch                    9,900,000         September 14, 1995
Bank of America National Trust
and Savings Association           8,250,000         September 14, 1995
Bank of America Illinois          8,250,000         September 14, 1995
The Northern Trust Company        8,250,000         September 14, 1995
The Sakura Bank, Ltd.             8,250,000         September 14, 1995
The Sanwa Bank, Limited,
Chicago Branch                    8,250,000         September 14, 1995
Swiss Bank Corporation            8,250,000         September 14, 1995
U.S. National Bank of Oregon      8,250,000         September 14, 1995
The Union Bank                    8,250,000         September 14, 1995
ABN AMRO Bank N.V.                6,600,000         September 14, 1995
The First Bank National
Association                       6,600,000         September 14, 1995
The First National Bank of
Boston                            6,600,000         September 14, 1995
The Fuji Bank, Limited            6,600,000         September 14, 1995
PNC Bank, National Assoociation   6,600,000         September 14, 1995
The Yasuda Trust and Banking
Co., Ltd.                         6,600,000         September 14, 1995
The First National Bank of
Maryland                          4,950,000         September 14, 1995
Istituto Bancario San Paolo di
Torino, S.p.A., New York Branch   4,950,000         September 14, 1995
Kredietbank N.V.                  4,950,000         September 14, 1995
Union Bank of Switzerland,
Chicago Branch                    4,950,000         September 14, 1995
Wells Fargo Bank, N.A.            4,950,000         September 14, 1995
Banca di Roma, S.P.A.             3,300,000         September 14, 1995
Comerica Bank                     3,300,000         September 14, 1995
                                297,000,000

SCHEDULE II

LITIGATION
(Section 10.5)


                              NONE

SCHEDULE III

LIENS
(Section 10.7)


          Security interests with respect to fixtures (excluding trade or store fixtures) and documents related to real property which were granted in connection with a financing of real property reflected in the financial statements referred to in
Section 10.4.

          Security interests with respect to leases which might be classified for some purposes as conditional sales contracts but which the Company on its consolidated balance sheets included in the financial statements referred to in Section 10.4 classified as assets and obligations, respectively, under capital leases and similar such liens which may have been incurred in connection with the acquisition of assets after July 2, 1994.

          Lien on the Dublin, California retail store property securing certain indemnities extended by the Company, as sublessor, and Toys 'R Us, as sublessee, under subleases at various retail stores where the Company's lessor would not execute a non-disturbance agreement with Toys 'R Us.

          Other liens incurred in the ordinary course of business which in the aggregate do not exceed $2,000,000.

SCHEDULE IV
SUBSIDIARIES AND RESTRICTED SUBSIDIARIES
(Section 10.8)

     Set forth below is a list of all Subsidiaries of the Company as of September 15, 1994:

          American Delivery Service Company (Del.)
               Continental Transportation, Inc. (Del.)
          Brandywine DC, Inc. (Fla.)
          Brettward Properties Co., Inc. (Md.)
          Furniture Investors, Inc. (Del.)
          Huga Realty Inc. (Del.)
          Jefferson Stores, Inc. (Nev.)
          JRI Distributing, Inc. (Del.)
          LMR Acquisition Corporation (Mass.)
               Lechmere, Inc. (Mass.)
          Marcor Housing Systems, Inc. (Del.)
          Marinco Insurance U.S.A., Inc. (Vermont)
          MF Nevada Investments, Inc. (Nev.)
          Michaelward Properties Co., Inc. (Md.)
          Montgomery Ward Development Corporation (Del.)
               Barretward Properties Co., Inc. (Md.)
               First Mont Corporation (Del.)
               Gabeward Properties Corporation (Del.)
               Garden Grove Development Corporation (Del.)
               Joshward Properties Corporation (Del.)
               Maryward Properties Corporation (Del.)
               Montgomery Ward Land Corporation (Del.)
               National Homefinding Service, Inc. (Del.)
               Paulward Properties Co., Inc. (Md.)
               Robertward Properties Corporation (Del.)
               Second Mont Corporation (Del.)
               Seventh Mont Corporation (Del.)
               618 Corporation (Del.)
               619 Corporation (Del.)
               The 535 Corporation (Del.)
               *University Avenue/Marketplace, Inc. (Del.)
          MPI, Inc. (Del.)
          *MW Direct General, Inc. (Del.)
          *MW Direct Limited, Inc. (Del.)
          MW Land Corporation (Del.)
          Montgomery Ward Foundation (Ill., not-for-profit)
          Montgomery Ward International, Inc. (Del.)
               Montgomery Ward Hong Kong, Ltd. (Hong Kong)
               Montgomery Ward Commercial Ltda. (Brazil)
          Montgomery Ward Properties Corporation (Del.)
               Brandywine Properties, Inc. (Del.)
               M-W Fairfax Properties, Inc. (Va.)
               *2825 Development Corporation (Del.)
          Montgomery Ward Realty Corporation (Del.)
          Montgomery Ward Securities, Inc. (Del.)
          MW-Export, S.A. de C.V. (Mex.)
          M-W Prestress, Inc. (Col.)
               R M P Development Corporation (N. Mex.)
          M-W Properties Corporation (Del.)
               Fourth Wycombe Properties, Inc. (Del.)
          M-W Restaurants Realty Corporation (Del.)
          998 Monroe Corporation (Del.)
          Sacward Properties, Inc. (Del.)
          7th & Carroll Corporation (Del.)
          Signature Financial/Marketing, Inc. (Del.)
               Greater California Dental Plan (Calif.)
               I.S.S. Agency, Inc. (Del.)
               Montgomery Ward Auto Club, Inc. (Del.)
               Montgomery Ward Enterprises, Inc. (Del.)
                    SignatureCard, Inc. (Ind.)
               Montgomery Ward Insurance Company (Ill.)
               Montgomery Ward Life Insurance Company (Ill.)
                    Forum Insurance Company (Ill.)
               Montgomery Ward Agency, Inc. (Ill.)
               Montgomery Ward Clubs, Inc. (Del.)
               National Dental Services, Inc. (Del.)
               Signature Dental Plan of Florida, Inc. (Fl.)
               Signature Investment Advisors, Inc. (Del.)
               Signature's Nationwide Auto Club, Inc. (Del.)
                    Signature Agency, Inc. (Del.)
                         Signature Agency - Wyoming, Inc. (Wyo.)
               The Signature Life Insurance Company of America (Ill.) Standard T. Chemical Company, Inc. (Del.)
          Third Wycombe Properties, Inc. (Del.)
          *2825 Realty Corporation (Del.)
          Yard-Man Inc. (Del.)
          WFL Realty, Inc. (Del.)


Except for those Subsidiaries listed above which are preceded by an asterisk, the above-listed Subsidiaries are Restricted
Subsidiaries.

SCHEDULE V

POST-RETIREMENT WELFARE PLAN BENEFITS
(Section 10.9)


The contents of footnote 6, entitled "Retirement Plans," to the Company's audited consolidated financial statements as at January 1, 1994 are incorporated herein by reference which footnote addresses the Montgomery Ward & Co., Incorporated Comprehensive Health Care Plan and certain matters related thereto.

                           SCHEDULE VI

              SCHEDULE OF TAX SHARING ARRANGEMENTS
                              AMONG
                   PARENT AND ITS SUBSIDIARIES
                         (Section 11.5)


          The following principles shall be applied with respect to the Parent and its Subsidiaries in allocating tax liability and tax benefits relating to federal, state, local and foreign taxes:

          (a) Payments shall be permitted to be made between members of an affiliated group filing a federal consolidated return, within the meaning of the federal income tax laws and the regulations thereunder, to effectuate an allocation of the tax liability among members of the affiliated group in accordance with the principles set forth in 26 C.F.R.
     paragraph 1.1552-1 and 26 C.F.R. paragraph 1.1502-33(d) and related regulations. Similar principles shall apply for state, local and foreign income and franchise tax purposes where tax liability is determined on a unitary basis or reportable on a combined or consolidated return involving more than one corporation.

          (b) The principles described in (a) above may be modified to the extent necessary to permit allocation of tax liability to any member on the basis of what would be that member's stand-alone tax liability, notwithstanding technical considerations set forth in the regulations.

          (c) The determinations of the allocations for tax liability pursuant to this Schedule shall be made in the manner determined by the Parent or the Company, without regard to the actual manner of dealing with the taxing authorities.

          (d) The principles applied pursuant to this Schedule shall in all material respects be consistently applied from year to year.

          Reference herein to tax liabilities include items of negative tax liability, i.e., tax benefits.

SCHEDULE VII

                      MANAGEMENT INVESTORS
                          (Section 1.1)


1.   Dominic M. Mangone

2.   Mary Jo Marando as Trustee of the Joseph Mangone Trust dated
     June 19, 1988

3. Mary Jo Marando as Trustee of the Elizabeth Mangone Trust dated June 19, 1988

4.   Mary Jo Marando as Trustee of the Gina Mangone Trust dated
     June 19, 1988

5. Mary Jo Marando as Trustee of the Michael Marando Trust dated June 19, 1988

6.   Daniel F. Darr

7.   John Bevan

8.   William J. McCarthy

9.   Henry Goldsmith

10.  William Marginson

11.  Larry J. Farrar

12.  Daniel H. Levy

13.  The Alan Mark Levy Irrevocable Trust dated July 11, 1988

14.  The Michael Scott Levy Irrevocable Trust dated July 11, 1988

15. Donald L. Docken and Kathleen S. Docken, Trustees or their successors in trust under the Donald L. Docken Living Trust dated December 21, 1991

16.  Malvin Pavik

17. Alvin Pavik, as Trustee of the Malvin Pavik Family Trust under Trust Agreement dated September 30, 1988

18.  Alvin Pavik, as Trustee of the Alan C. Pavik Trust under
     Trust Agreement dated September 30, 1988

19.  Alvin Pavik, as Trustee of the James A. Pavik Trust under
     Trust Agreement dated September 30, 1988

20.  Alvin Pavik, as Trustee of the Paul T. Pavik Trust under
     Trust Agreement dated September 30, 1988

21.  Alvin Pavik, as Trustee of the Debra L. Porter Trust under
     Trust Agreement dated September 30, 1988

22.  Alvin Pavik, as Trustee of the Joan L. Geckle Trust under
     Trust Agreement dated September 30, 1988

23.  Alvin Pavik, as Trustee of the Linda A. Pavik Trust under
     Trust Agreement dated September 30, 1988

24.  Alvin Pavik, as Trustee of the Douglas T. Pavik Trust under
     Trust Agreement dated September 30, 1988

25.  Alvin Pavik, as Trustee of the Kimberly S. Pavik Trust under
     Trust Agreement dated September 30, 1988

26.  Alvin Pavik, as Trustee of Pavik Discretionary Trust under
     Trust Agreement dated December 9, 1988

27.  Harold D. Kahn

28.  Leslie A. Ball

29.  Elizabeth Hebb-Sweney

                          SCHEDULE VIII

                         FINDER'S LIST
                          (Section 1.1)


"Adjusted Commitment" - used in Section 8.2(a)(B).

"Administrative Agent" - used throughout.

"Advisory Agent" - used in the Preamble and in definition of Agent.

"Affiliate" - used in definition of Funding Office and in Sections 10.12, 11.2(viii), 14.7, 15.4(a)(iii) and 15.4(d).

"Agent(s)" - used throughout.

"Agent Parties" - used in Section 14.2.

"Aggregate Commitment" - used in definition of Termination Date and in Sections 2.2(b), 2.6(b), 4.2 and 6.5.

"Agreement" - used throughout.

"Applicable Agent" - used in Sections 8.1(a), 8.4, 9.1(b), 14.4,
15.2(a) and 15.4.

"Assignee(s)" - used in Sections 8.2(c), 14.4(b), 14.6, 15.4(b)
and 15.4(d).

"Assignment" - used in definition of Funding Office and in
Section 15.4(b).

"Authorized Officer" - used in Sections 2.7(e), 11.1(c), 11.1(i),
11.6(iii) and 12.1(a).

"Bank(s)" - used throughout.

"Bank Parties" - used in Section 15.6.

"Base Rate" - used in definition of Base Rate Loan and in Sections 3.4, 6.1, 6.8 and 14.4.

"Base Rate Loan" - used throughout.

"Business Day" - used throughout.

"Capital Base" - used in definition of Total Capitalization.

"Capitalized Lease Obligations" - used in definition of Debt.

"Change" - used in Section 9.1(b).

"Change of Control" - used in Sections 5, 9.5, 11.1(h), 11.6(vii) and 13.1(h).

"Class A Common Stock" - used in definitions of Management
Investor and Outstanding Original Shares and in Section 13.1(h).

"Code" - used in definitions of ERISA, ERISA Affiliate and in Sections 10.9 and 11.8.

"Commitment" - used throughout.

"Company" - used throughout.

"Company Register" - used in Section 8.5.

"Conditional Sale Obligations" - used in definition of Indebtedness for Borrowed Money.

"Consolidated Net Income" - used in definition of Ratio of Earnings to Fixed Charges and in Sections 11.3, 11.5(ii) and
15.3(b).

"Consolidated Shareholder's Equity" - used in definition of Capital Base and in Sections 11.3 and 15.3(b).

"Continue", "Continuation" and "Continued" - used in definition of Interest Period and in Sections 1.2, 7.2, 9.3, 9.5, 12.2 and
15.2(a).

"Conversion Notice" - used in Sections 6.4(b) and 7.2.

"Convert", "Conversion" and "Converted" - used in definition of Interest Period and in Sections 1.2, 6.3, 7.2, 9.3, 9.5, 12.2 and
15.2(a).

"Corporate Transactions" - used in Section 11.6.

"Debt" - used in definition of Total Capitalization and in Sections 11.4, 11.6, 11.17, 11.18 and 15.3(b).

"Debt-Like Preferred Stock" - used in definition of Total
Capitalization and in Sections 11.5, 11.18 and 13.1(h).

"Displaced Loans" - used in Section 6.6.

"Documentary Agent" - used in Preamble and in Sections 12.1,
15.5(a) and 15.11.

"Dollar(s)" and the sign "$" - used throughout.

"Effective Date" - used throughout.

"Equalization Amount" - used in Section 8.4(c).

"ERISA" - used in definitions of ERISA Affiliate, Finance
Obligations, Multiemployer Plan, PBGC, Plan, Reportable Event and
Welfare Plan, and in Sections 10.9 and 11.8.

"ERISA Affiliate" - used in definition of Multiemployer Plan and Plan and in Sections 10.9 and 11.8.

"Eurocurrency Reserve Percentage" - used in the definition of Eurodollar Rate (Reserve Adjusted).

"Eurodollar Loan" - used throughout.

"Eurodollar Margin Increment" - used in Sections 6.1(b), 6.2, 6.3 and 6.9.

"Eurodollar Rate" - used in various definitions and in Sections 6.1(b), 6.4(b), 7.1(a), 7.2, 9.1(a), 9.3 and 9.6(a).

"Eurodollar Rate (Reserve Adjusted)" - used in various definitions and in Section 9.1.

"Event of Default" - used throughout.

"Existing Credit Agreements" - used in Sections 10.18 and 12.1.

"Existing Termination Date" - used in Section 2.7.

"Extension Banks" - used in Section 2.7.

"Extension Reply" - used in Section 2.7.

"Extension Request" - used in Section 2.7, 4.1 and 15.4(e).

"FAS 106 Capital Base Factor" - used in definition of Capital
Base.

"FAS 106 Minimum Equity Factor" - used in Section 11.3.

"FAS 106 Restricted Payment Factor" - used in Section 11.5.

"Federal Funds Rate" - used in definition of Base Rate and in Sections 4.3, 7.1(i) and 14.4.

"Fee Increase" - used in Section 6.9.

"Finance Obligations" - used in Section 13.1(c).

"Fiscal Quarter" - used throughout.

"Fiscal Year" - used throughout.

"Fixed Rate Loan(s)" - used in Sections 6.1, 8.1, 9.2, 9.4, 9.5 and 9.6.

"Funding Date" - used in definition of Interest Period and in Sections 1.2, 4.3, 6.1, 7.1, and 14.4.

"Funding Office" - used in definition of Base Rate and in Sections 3.3, 3.4, 4.3, 7.1, 8.4, 9.1, 9.2 and 9.6.

"GAAP" - used throughout.

"GE Capital" - used in definitions of MWCC Receivables Purchase
Agreement and Qualified Purchaser.

"Group" - used in Sections 1.2, 2.2, 7.2, 8.1 and 8.5.

"Guaranty" - used in definitions of Debt, Finance Obligations,
Indebtedness for Borrowed Money, MWCC Receivables Purchase
Agreement.

"Indebtedness for Borrowed Money" - used in definitions of Debt and Finance Obligation and in Section 11.2(xix).

"Indemnified Liabilities" - used in Section 15.6.

"Interest Period" - used throughout.

"Liabilities" - used in definitions of Debt-Like Preferred Stock and Subordinated Debt and in Sections 5, 8.2, 8.3, 8.4, 11.6(i),
13.2, 14.2, 15.4(e) and 15.6.

"Lien" - used in definition of Indebtedness for Borrowed Money and in Sections 10.2, 10.6, 10.7, 11.2, 11.6(i) and 13.1(h).

"Litigation" - used in definition of Material Litigation and in
Section 11.1(g).

"Loan Request" - used in Sections 4.3(b), 6.4(b), 7.1 and 15.2.

"Loans" - used throughout.

"Long Term Credit Agreement" - used in Sections 3.2, 11.2(xii),
12.1(a)(i), 12.1(b), 13.1(k), 15.4(b) and 15.4(e).

"Management Investor" - used in definitions of Outstanding
Original Shares and Qualified Purchaser.

"Margin Stock" - used in Sections 10.12, 11.16 and 15.7.

"Master Register" - used in Sections 8.5 and 15.2(a).

"Material Litigation" or "Material Litigation Development" - used in Section 10.5.

"Maturity Date" - used in definition of Subordinated Debt and in Sections 2.4, 6.3 and 8.2(c).

"Mobil" - used in Section 10.14(c).

"MWCC" - used in definition of MWCC Receivables Purchase
Agreement and in Sections 13.1(j) and 15.3(c).

"MWCC Receivables Purchase Agreement" - used in definition of
Material Litigation and in Sections 11.1, 11.2, 13.1 and 15.3.

"Multiemployer Plan" - used in Section 11.8.

"Negotiated Loan Agent" - used in Preamble and in definitions of Applicable Agent and Funding Office and in Sections 4.3, 4.4,
8.2(b), 8.5, 9.3(b) and 9.5.

"Negotiated Loan Confirmation" - used in definitions of Funding
Office, Interest Period and Loan Request and in Sections 4.3,
4.4, 6.8, 8.1(b), 9.3, 9.8 and 15.2.

"Negotiated Loan Register" - used in Section 8.5.

"Negotiated Loans" - used throughout.

"Negotiated Note(s)" - used in definition of Notes and in Sections 4.5, 12.1(ii) and 15.4(b).

"Non-Restricted Subsidiary" - used throughout.

"Non-United States Person" - used in Sections 8.4(b) and 15.4(b).

"Notes" - used throughout.

"Outstanding Original Shares" - used in definition of Change of Control.

"Parent" - used in definitions of Change of Control, Class A Common Stock, Management Investors, Outstanding Original Shares, Parent Shareholder's Agreement, Qualified Purchaser and Total Capitalization and in Sections 10.5, 10.12, 10.14(b), 11.1(e), 11.1(g), 11.5, 11.5(vi), 11.5(y), 13.1(c), 13.1(h) and 15.4(c).

"Parent Shareholders' Agreement" - used in the definition of Outstanding Original Shares.

"Participant(s)" - used in Sections 8.2, 14.6 and 15.4.

"Payment Sharing Notice" - used Sections 8.2 and 8.5(b).

"PBGC" - used in Section 11.8.

"Percentage" - used in Section 2.1, 2.2(a), 7.2(a), 8.1(b) and
8.5(b).

"Permitted Lien" - used throughout.

"Person" - used throughout.

"Plan" - used in Sections 10.9 and 11.8.

"Qualified Purchaser" - used in definition of Change of Control.

"Ratio of Earnings to Fixed Charges" - used in definition of Ratio Period and in Sections 6.2, 6.5, 6.9, 11.3 and 15.3(b).

"Ratio Period" - used throughout.

"Reference Banks" - used definition of Eurodollar Rate and in Sections 6.4 and 9.3.

"Regulation D" - used in definition of Eurocurrency Reserve
Percentage and in Sections 9.1 and 9.2.

"Regulation U" - used in definition of Margin Stock and in Sections 10.12, 11.16 and 15.7.

"Regulation X" - used in definition of Margin Stock and in
Section 10.12.

"Renewed Termination Date" - used in Section 2.7.

"Replacement Agreement" - used in Section 15.4(e).

"Replacement Bank" - used in Section 15.4(d).

"Reply Date" - used in Section 2.7.

"Reportable Event"  - used throughout.

"Required Banks" - used in definition of Subordinated Debt and in Sections 5, 9.3(b), 11, 12.1(a), 12.2, 13.1(j), 13.2, 14.1, 14.3,
14.8, 15.1 and 15.5(a).

"Restricted Payment" - used in definition of Total Capitalization and in Section 11.5.

"Restricted Subsidiary" - used throughout.

"Revocation Cut-Off Date" - used in Sections 2.7 and 15.4(e).

"Revolving Loans" - used throughout.

"Revolving Loan Request" - used in Section 7.1.

"Revolving Note" - used throughout.

"Risk-Based Capital Guidelines" - used in Section 9.1(b).

"SEC" - used in definition of Change of Control and Section 11.

"Secured Indebtedness" - used in Section 11.2(xix).

"Special Restricted Subsidiary" - used in Section 13.1.

"Subordinated Debt" - used in definitions of Capital Base, Debt and Total Capitalization and in Section 11.17.

"Subsidiary" - used throughout.

"Successor to Parent" - used in definition of Parent and in
Section 13.1(h).

"Swing Loan(s)" - used throughout.

"Swing Loan Bank" - used in Sections 3.3, 3.4, 3.6 and 8.1.

"Swing Loan Percentage" - used in Section 3.6.

"Swing Loan Request" - used in definition of Loan Request and in
Section 3.3.

"Swing Note(s)" - used in definition of Notes and in Section 3.5, 12.1(a)(ii) and 15.4(b).

"Tax Benefit" - used in Section 8.4(c).

"Taxes" - used in Section 8.4.

"Terminated Bank" - used in Section 15.4(e).

"Termination Date" - used in definitions of Interest Period and Maturity Date and in Sections 2.1, 2.7, 3.4, 4.1, 6.5, 6.6 and
15.4(e).

"Total Capitalization" - used in Sections 11.4, 11.6 and 15.3(b).

"Type" - used in definition of Funding Office and in Sections
1.2, 6.8, 7.2 and 8.5.

"Unmatured Event of Default" - used in definition of Restricted
Subsidiary and in Sections 2.7(e), 10.15, 11.1, 11.5, 11.6,
11.17, 11.18, 12.1, 12.2(a), 14.5, 14.8(b) and 15.4(e).

"Unused" - used in Sections 2.2(a), 3.2, 6.5 and 6.6.

"Welfare Plan" - used in Section 10.9.
                            EXHIBIT A

                     FORM OF REVOLVING NOTE
                          (Section 2.5)

$                                              September 15, 1994
                                                Chicago, Illinois


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of
(the "Bank") at the office of the Administrative Agent specified in the Credit Agreement hereinafter referred to, the principal
amount of           DOLLARS ($         ) or, if less, the
aggregate unpaid principal amount of all Revolving Loans made by the Bank to the undersigned pursuant to the Credit Agreement (as shown in the records of the Bank or, at the Bank's option, on the schedule attached hereto and any continuation thereof). The principal amount of each Revolving Loan evidenced hereby shall be payable on or before the Bank's Maturity Date.

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced by this Note from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s) as provided in the Credit Agreement.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Short Term Credit Agreement dated as of September 15, 1994 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among the undersigned, certain banks (including the
Bank) and certain agents (including the Administrative Agent), to which Credit Agreement reference is hereby made for a statement of said terms and provisions. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     In addition to and not in limitation of the foregoing, but subject to the provisions of the Credit Agreement, the undersigned further agrees to pay on demand all attorneys' fees and legal expenses (including allocated costs of staff counsel) incurred by the holder of this Note in connection with the enforcement of this Note, and any and all amendments, modifications, replacements or restatements relating to this Note.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MONTGOMERY WARD & CO., INCORPORATED


                              By
                              Title

Schedule attached to Revolving Note dated September 15, 1994 of
MONTGOMERY WARD & CO., INCORPORATED payable to the order of
                         .

Date of Loan,                       Interest
Conversion or  Interest  Amount of  Rate Per   Amount ofNotation
Continuation    Period     Loan      Annum     Payment  Made By

                            EXHIBIT B

                    FORM OF EXTENSION REQUEST
                          (Section 2.7)

                             [Date]


THE FIRST NATIONAL BANK OF CHICAGO,
  individually and as Documentary Agent
One First National Plaza
Chicago, Illinois  60670

THE BANK OF NOVA SCOTIA,
  individually and as Administrative Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

THE BANK OF NEW YORK,
  individually and as Negotiated Loan Agent
One Wall Street
New York, New York  10286

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
   individually and as Advisory Agent
600 Peachtree NE, Suite 2700
Atlanta, Georgia  30308

The Banks listed on Schedule I
attached hereto and parties to the
Credit Agreement referred to below

Gentlemen:

     This constitutes an Extension Request pursuant to the Short Term Credit Agreement dated as of September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company"), the banks named therein and the agents named therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

          The Company hereby requests that the Termination Date be extended to ________________, 19__. The Company hereby further requests that you indicate your consent to this requested extension by executing both copies of the enclosed Extension Reply and returning one copy to the Company and one copy to The Bank of Nova Scotia by not later than _____________, 19___.

                                   Very truly yours,

                                   MONTGOMERY WARD & CO.,
                                   INCORPORATED


                                   By:
                                   Its:

                           SCHEDULE I
         To Extension Request dated ______________, 19__

                            EXHIBIT C

                     FORM OF EXTENSION REPLY
                          (Section 2.7)

                       [Bank's Letterhead]


               [Dated on or before the Reply Date]




Montgomery Ward & Co., Incorporated
Montgomery Ward Plaza
844 North Larrabee
Chicago, Illinois  60671
Attention:  Treasurer

The Bank of Nova Scotia,
  as Administrative Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

     Re: Montgomery Ward & Co., Incorporated

Ladies and Gentlemen:

     The undersigned, pursuant and subject to the provisions of that certain Short Term Credit Agreement dated as of September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company"), the banks named therein and the agents named therein hereby [consents to] [does not consent to] the Extension Request
of the Company dated          , 19  .


                              Very truly yours,

                              [name of Bank]


                              By:
                              Its:

                            EXHIBIT D

                       FORM OF SWING NOTE
                          (Section 3.5)

$                                              September 15, 1994
                                                Chicago, Illinois


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of ____________________________ (the "Bank") at the
Bank's office specified in the Credit Agreement hereinafter
referred to, the principal amount of                   DOLLARS
($__________) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Bank to the undersigned pursuant to the Credit Agreement (as shown in the records of the Bank or, at the Bank's option, on the schedule attached hereto and any continuation thereof). The principal amount of each Swing Loan evidenced hereby shall be payable on the dates specified in the Credit Agreement and in any event, on or before the Bank's Termination Date.

     The undersigned further promises to pay interest on the unpaid principal amount of each Swing Loan evidenced by this Note from the date of such Swing Loan until such Swing Loan is paid in full, payable at such rate(s) and at such time(s) as provided in the Credit Agreement.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Short Term Credit Agreement dated as of September 15, 1994 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among the undersigned, certain banks (including the
Bank) and certain agents, to which Credit Agreement reference is hereby made for a statement of said terms and provisions. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     In addition to and not in limitation of the foregoing, but subject to the provisions of the Credit Agreement, the undersigned further agrees to pay on demand all attorneys' fees and legal expenses (including allocated costs of staff counsel) incurred by the holder of this Note in connection with the enforcement of this Note, and any and all amendments, modifications, replacements or restatements relating to this Note.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MONTGOMERY WARD & CO., INCORPORATED


                              By_________________________________
                              Title______________________________

Schedule attached to Swing Note dated September 15, 1994 of
MONTGOMERY WARD & CO., INCORPORATED payable to the order of
___________________________.



                                Interest
Date of   Maturity  Amount of   Rate Per   Amount of    Notation
 Loan      Date       Loan       Annum      Payment     Made By

                            EXHIBIT E

                     FORM OF NEGOTIATED NOTE
                          (Section 4.5)

$__________________________                    September 15, 1994
                                                Chicago, Illinois


     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of
                                   (the "Bank") at the office of
the Negotiated Loan Agent specified in the Credit Agreement hereinafter referred to, the principal amount of ______________ MILLION DOLLARS ($________________) or, if less, the aggregate unpaid principal amount of all Negotiated Loans made by the Bank to the undersigned pursuant to the Credit Agreement (as shown in the records of the Bank or, at the Bank's option, on the schedule attached hereto and any continuation thereof). The principal amount of each Negotiated Loan evidenced hereby shall be payable at the expiration of the Interest Period applicable thereto and, in any event, on or before the Bank's Maturity Date.

     The undersigned further promises to pay interest, at the office of the Bank specified in the Credit Agreement, on the unpaid principal amount of each Negotiated Loan from the date of such Negotiated Loan until such Negotiated Loan is paid in full, payable at such rate(s) and at such time(s) as provided in the Credit Agreement.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Short Term Credit Agreement dated as of September 15, 1994 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among the undersigned, certain banks (including the
Bank) and certain agents (including the Negotiated Loan Agent), to which Credit Agreement reference is hereby made for a statement of said terms and provisions. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     In addition to and not in limitation of the foregoing, but subject to the provisions of the Credit Agreement, the undersigned further agrees to pay on demand all attorneys' fees and legal expenses (including allocated costs of staff counsel) incurred by the holder of this Note in connection with the enforcement of this Note and any and all amendments, modifications, replacements or restatements relating to this Note.

      This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MONTGOMERY WARD & CO., INCORPORATED



                              By_________________________________
                              Title______________________________

Schedule attached to Negotiated Loan Note dated September 15,
1994 of MONTGOMERY WARD & CO., INCORPORATED payable to the order of ______________________________.



Date                                Interest
 of  Interest  Maturity  Amount of  Rate Per   Amount ofNotation
Loan  Period    Date       Loan      Annum     Payment  Made By

                            EXHIBIT F

                 FORM OF REVOLVING LOAN REQUEST
                          (Section 7.1)

                   ____________________, 19__

THE BANK OF NOVA SCOTIA,
     as Administrative Agent
Atlanta Agency
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

Attention:  __________________


Ladies and Gentlemen:

     This constitutes a Revolving Loan Request for Revolving Loans under and as defined by the Short Term Credit Agreement, dated as of September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company"), the Banks and Agents referred to therein and The Bank of Nova Scotia, as Administrative Agent. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     The Company hereby requests the following Revolving Loans, on the terms and subject to the conditions of the Credit
Agreement:

          (a)  Aggregate Principal Amount:  $_______________.

          (b)  Funding Date:_______________, 19__.


          [(d) Interest Period:_______________ months.]

     The Company hereby certifies, represents and warrants to the Agents and the Banks as follows:

          (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof or shall result from the making of the Loans requested hereby,

          (ii) the Company's representations and warranties contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7,
     10.10, 10.11, 10.12, 10.15, and 10.18 of the Credit
     Agreement shall be true and correct as of the Funding Date of the Loans requested hereby with the same effect as though made on such date, and

          (iii) all conditions to the making of the Loans requested herein will be satisfied as of the Funding Date of such requested Loans.

                              Very truly yours,

                              MONTGOMERY WARD & CO., INCORPORATED



                              By:___________________________
                              Its:_______________________________


cc:  The Bank of Nova Scotia
     Chicago Representative Office
     181 West Madison Street, Suite 3700
     Chicago, Illinois  60602

                            EXHIBIT G

                   FORM OF SWING LOAN REQUEST
                          (Section 3.3)

                                                           , 19__


THE BANK OF NOVA SCOTIA,
     as Administrative Agent
Atlanta Agency
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia 30308

Attention:

______________________, as
  Swing Loan Bank
[Address]

Ladies and Gentlemen:

     This constitutes a Swing Loan Request under that certain Short Term Credit Agreement, dated as of September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company"), and the Banks and Agents referred to therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     The Company hereby requests a Swing Loan, subject to the terms of the Credit Agreement, as follows:

          (a)  Funding Date:                   , 19__.

          (b)  Aggregate principal amount of Loan requested:
               $

          (c)  Interest Period ending date:               ,
               19__.

     The Company hereby certifies, represents and warrants to the Agents and the Banks as follows:

          (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof or shall result from the making of the Swing Loan requested hereby,

          (ii) the Company's representations and warranties contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7,
     10.10, 10.11, 10.12, 10.15, and 10.18 of the Credit
     Agreement shall be true and correct as of the date of the making of the Swing Loan requested hereby with the same effect as though made on such date, and

          (iii) all conditions to the making of the Swing Loan requested hereby will be satisfied as of the Funding Date of such requested Swing Loan.

                              Very truly yours,

                              MONTGOMERY WARD & CO., INCORPORATED


                              By:
                               Its:


cc:  The Bank of Nova Scotia
     Chicago Representative Office
     181 West Madison Street, Suite 3700
     Chicago, Illinois  60602

                            EXHIBIT H

              FORM OF NEGOTIATED LOAN CONFIRMATION
                          (Section 4.3)

                                                           , 19__


_____________________,
  as Negotiated Loan Bank
_____________________
_____________________

Ladies and Gentlemen:

     This constitutes a Negotiated Loan Confirmation under that certain Short Term Credit Agreement, dated as of September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company") and the Banks and Agents referred to therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     The Company hereby confirms its request for a Negotiated
Loan, subject to the terms of the Credit Agreement, as follows:

          (a)  Funding Date:                   , 19__.

          (b)  Principal amount of Negotiated Loan requested:
               $__________________.

          (c)  Interest Period ending date:               , 19__.

          (d)  Interest Rate:  ______________; payable on
               _____________.

          (e) Interest calculated on a 360 day year or 365 day year .

          (f) [The Negotiated Loan may be prepaid at any time without premium or penalty]. [Upon the prepayment of the Negotiated Loan prior to maturity, the Company shall also pay the following prepayment premium ____________.]

          (g)  Funding office:  ________________________________.

          (h)  Sections 9.1 through 9.6 apply to the Negotiated
               Loan requested hereby [          ].

          (i)  Other terms:  ____________________________________
               _________________________________________________.

     The Company hereby reaffirms that all provisions of the Credit Agreement, including without limitation Sections 11 and 13 thereof, apply to the Negotiated Loan requested hereby and certifies, represents and warrants to the Agents and the Banks as follows:

          (i) no Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof or shall result from the making of the Negotiated Loan requested hereby,

          (ii) the Company's representations and warranties contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7,
     10.10, 10.11, 10.12, 10.15, and 10.18 of the Credit
     Agreement shall be true and correct as of the date of the making of the Negotiated Loan requested hereby with the same effect as though made on such date, and

          (iii)  all conditions to the making of the Negotiated
     Loan requested herein have been or will be satisfied as of the Funding Date of such requested Negotiated Loan.

                              Very truly yours,

                              MONTGOMERY WARD & CO., INCORPORATED


                              By:
                               Its:


Acknowledged and Agreed this
____ day of ___________ 19__.

[Name of Bank]


By:__________________________
Its:_________________________
                            EXHIBIT I

                  FORM OF OFFICER'S CERTIFICATE
                        (Section 11.1(c))

To:  The Banks and the Agents
     parties to the Credit Agreement
     referred to below

     This Certificate is furnished pursuant to Section 11.1(c) of the Short Term Credit Agreement, dated as of September 15, 1994 (the "Credit Agreement") among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), the banks named therein (the "Banks") and the agents named therein (the "Agents"). Capitalized terms used herein but not otherwise defined herein shall have the same meanings as those assigned to them in the Credit Agreement.

     I hereby certify to the Banks and the Agents, on behalf of the Company, as follows:

     1.  Since _______________, 19__, I have been the duly
qualified and acting ____________ of the Company, and I am familiar with the financial statements and financial affairs of the Company. I am authorized to execute this Certificate on behalf of the Company.

     2. A true and correct copy of the [annual audit report] [quarterly unaudited consolidated financial statement] of the Company and its Subsidiaries for the [Fiscal Year] [Fiscal Quarter] ended on _______________, 19__, is attached hereto as Annex A.

     3. To the best of my knowledge, as of the date of this Certificate, no Event of Default or Unmatured Event of Default has occurred and is continuing [except as follows: [include description of any such event and the steps being taken, if any, with respect thereto]].

     4. Attached hereto as Annex B is a true and correct computation, to the best of my knowledge, as of the dates referred to therein of the financial ratios and/or financial restrictions contained in Sections 11.3, 11.4 and 11.5 of the Credit Agreement and of the Ratio of Earnings to Fixed Charges.

     5. Attached hereto as Annex C is a complete description (to the extent such disclosure would be required to be made by the Company if the Company were a public reporting company under the Securities Exchange Act of 1934, as amended) to the best of my knowledge, as of the date of this Certificate of any Material Litigation which has been instituted or any Material Litigation Development which has occurred since the date of the most recent Officer's Certificate of the Company [or, in the case of the first Officer's Certificate, since the Effective Date].

     6. Attached hereto as Annex D is a true, correct and complete list, to the best of my knowledge, as of the date of this Certificate of any [changes in the list of Restricted Subsidiaries (excluding Special Restricted Subsidiaries) which have occurred since the date of the most recent Officer's Certificate [or, in the case of the first Officer's Certificate, since the Effective Date]] [changes in the list of the Company's Subsidiaries or in the list of Restricted Subsidiaries which have occurred since the date of the Officer's Certificate of the Company dated as of the close of the Company's immediately preceding Fiscal Year [or, in the case of the first Officer's Certificate dated as of the close of the Fiscal Year containing the Effective Date, since the Effective Date]].


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _______________, 19__.



                              ___________________________
                              Name:_________________________
                              Title:________________________
                                    of Montgomery Ward
                                    & Co., Incorporated

                                                          ANNEX A

       TO OFFICER'S CERTIFICATE DATED AS OF         , 19



   [Attach copy of annual audit report or quarterly unaudited consolidated financial statement, as appropriate]

                                                       ANNEX B TO
                                                        EXHIBIT I

    TO OFFICER'S CERTIFICATE DATED AS OF             ,  19

1. Section 11.3 - Minimum Consolidated Shareholder's Equity as of the end of Fiscal Year ended as of the date of this Officer's Certificate.

          (a)  25% of Consolidated Net Income for each
               complete Fiscal Year ended after
               January 1, 1994 in which there
               was income.                                $______

          (b)  FAS 106 Minimum Equity Factor              $______

          (c)  $441,000,000 plus Item 1(a) less
               Item 1(b).                                 $______

          (d)  The lesser of (i) $800,000,000 less
               the FAS 106 Minimum Equity Factor or
               (ii) Item 1(c) is the Minimum
               Consolidated Shareholder's Equity
               for the Fiscal Year ended as of the
               date of this Officer's Certificate.        $______

          (e) Actual Consolidated Shareholder's Equity of the Company for Fiscal Year ended as of the date of this Officer's Certificate
               (such amount to be equal to or
               greater than the amount shown in
               Item 1(d)).                                $______

2. Section 11.3 - Minimum Consolidated Shareholder's Equity at the end of Fiscal Quarter ended as of the date of this Officer's Certificate.

          (a)  50% of the Consolidated Net Income for
               each complete Fiscal Year ended after
               January 1, 1994 in which there was income,
               and for the period commencing immediately
               following the close of the last complete
               Fiscal Year and ending as of the date of
               this Officer's Certificate.                $______

          (b)  $537,000,000 plus the amount in Item 2(a). $______

          (c)  The lesser of $1,000,000,000 and Item 2(b)
               is the Minimum Consolidated Shareholder's
               Equity for the Fiscal Quarter ended as of
               the date of this Officer's Certificate.    $______

          (d) Actual Consolidated Shareholder's Equity of the Company for Fiscal [Year] [Quarter] ended as of the date of this Officer's
               Certificate (such amount to be equal to
               or greater than the amount shown in
               Item 2(c)).                                $______

3.   Section 11.4 -  Debt to Total Capitalization

          (a)  Debt of the Company and Restricted
               Subsidiaries as of the date of this
               Officer's Certificate:

               (i)   Indebtedness for Borrowed Money.     $______

               (ii)  Capitalized Lease Obligations.       $______

               (iii) Without double counting for items
                     covered in (i) and (ii),
                     Capitalized Lease Obligations of
                     Non-Restricted Subsidiaries for
                     which the Company or a Restricted
                     Subsidiary is liable directly or
                     indirectly under a Guaranty.         $______

               (iv)  Subordinated Debt.                   $______

               (v)   Items (i) plus (ii) plus
                     (iii) less Item (iv) equals Debt.    $______

          (b)  Capital Base as of the date of this
               Officer's Certificate:

               (i)   Subordinated Debt.                   $______

               (ii)  Consolidated Shareholder's Equity.   $______

               (iii) FAS 106 Capital Base Factor.         $______

               (iv)  All outstanding advances by the
                     Company to, and investment of the
                     Company in, Non-Restricted Sub-
                     sidiaries.                           $______

               (v)   Value of all treasury stock of the
                     Company carried as an asset.         $______

               (vi)  The aggregate amount of all general
                     intangibles of the Company and its
                     Restricted Subsidiaries.             $______

               (vii) Item 3(b)(i) plus Item 3(b)(ii) plus
                     Item 3(b)(iii) less Items 3(b)(iv),
                     3(b)(v) and 3(b)(vi) equals the
                     Capital Base.                        $______

          (c)  Debt-Like Preferred Stock.                 $______

          (d)  Total Capitalization as of the date of
               this Officer's Certificate - the sum of
               Debt (Item 3(a)(v)) plus Capital Base
               (Item 3(b)(vii)) plus Debt-Like Preferred
               Stock (Item 3(c)) equals Total
               Capitalization.                            $______

          (e)  Debt to Total Capitalization.  Divide
               Debt of Company and Restricted Subsidiaries
               (Item 3(a)(v)) by Total Capitalization
               of the Company and Restricted Subsidiaries
               (Item 3(d)), and express result as a
               percentage (such percentage is not to
               exceed (i) 60% as of last day of any
               Fiscal Quarter or (ii) 50% as of the last
               day of any Fiscal Year).                   ______%

4. Ratio of Earnings to Fixed Charges for the Ratio Period ended as of the date of this Officer's Certificate

          (a)  Each of the following items to be for
               the Company and its Subsidiaries for
               the Ratio Period ended as of the date
               of this Officer's Certificate:

               (i)  Net income.                           $______

               (ii) Interest income.                      $______

               (iii) Income taxes.                        $______

               (iv) Interest expense.                     $______

               (v)  Depreciation and amortization.        $______

               (vi) Rental expense.                       $______

          (b)  Item 4(a)(i) less Item 4(a)(ii) and
               plus Items 4(a)(iii), 4(a)(iv), 4(a)(v)
               and 4(a)(vi).                              $______

          (c)  Sum of the excess of all interest expense
               over interest income plus all rental
               expense for the Company and its Subsidiaries
               and capital expenditures (other
               than asset additions under capital leases
               determined in accordance with GAAP,
               (except as set forth in Section 15.3)) of
               the Company and its Subsidiaries payable
               with respect to the Ratio Period ended
               as of the date of this Officer's
               Certificate.                               $______

          (d)  Ratio of Earnings to Fixed Charges
               (ratio of Item 4(b) to Item 4(c)).         ___:___

5.   Section 11.5 - Purchase, Redemption, Dividends, etc.

          (a) The sum of all of the following which have been paid or made subsequent to January 1, 1994 on or before the date of this Officer's Certificate (but excluding any dividends, distributions, purchases, redemptions and other acquisitions or retirements of Debt-Like Preferred Stock of the Company):

               (i)  dividends or distributions on
                    any capital stock of the
                    Company (other than stock
                    dividends or splits),                 $______

               (ii) increase in outstanding loans and
                    advances to the Parent since
                    January 1, 1994,                      $______

               (iii)purchases, redemptions or other
                    acquisitions of any shares of
                    capital stock of the Company
                    by the Company (other than for
                    Debt-Like Preferred Stock), and       $______

               (iv) purchases, redemptions or other
                    acquisitions of any shares of
                    capital stock of the Company (other
                    than for Debt-Like Preferred Stock)
                    by a Subsidiary.                      $______

               (v)  Total Restricted Payments.            $______

                         deficit) of Consolidated Net Income of
               the Company and its Subsidiaries for the
               period, taken as one accounting period,
               from and including January 2, 1994, to
               the end of the Company's Fiscal Quarter
               ended as of the date of this Officer's
               Certificate.                               $______

          (c)  Decrease in outstanding loans and
               advances to the Parent since January 1,
               1994.                                      $______

          (d)  Any capital contributions received by the
               Company after January 1, 1994.             $______

          (e)  The net proceeds to the Company (in cash
               or, if the consideration is other then
               cash, the fair value thereof as determined
               by the Board of Directors of the Company)
               of the issue or sale after January 1,
               1994 of capital stock, including treasury
               stock but excluding Debt-Like Preferred
               Stock, of the Company.                     $______

          (f)  An amount equal to the net proceeds to the
               Company (in cash or, if the consideration
               is other than cash, the fair value thereof
               as determined by the Board of Directors)
               from the issue or sale at any time of any
               indebtedness of the Company or a
               Subsidiary which, after January 1, 1994,
               is converted into shares of capital stock
               (but excluding Debt-Like Preferred Stock)
               of the Company or the Parent.              $______

          (g)  FAS 106 Restricted Payment Factor          $______

          (h)  $63,000,000 plus the sum of Items 5(b),
               5(c), 5(d), 5(e), 5(f) and 5(g).  The amount
               of this Item 5(h) must be greater than
               the amount of Item 5(a)(v).                $______

                                                          ANNEX C

         TO OFFICER'S CERTIFICATE DATED AS OF    ,  19

     [Description of any Material Litigation or Material Litigation Development to the extent such disclosure would be required to be made by the Company if the Company were a reporting company under the Securities Exchange Act of 1934.]

     See the [Annual Report on Form 10-K] [Quarterly Report on
Form 10-Q] of the [Company] [Parent] for the period ended as of the date of this Officer's Certificate.

                                                          ANNEX D

         TO OFFICER'S CERTIFICATE DATED AS OF    , 19

     Changes in the list of [Restricted Subsidiaries (excluding Special Restricted Subsidiaries)] [Subsidiaries and Restricted Subsidiaries] since the Officer's Certificate dated as of the close of the immediately preceding Fiscal [Quarter*/] [Year**/]:

                            EXHIBIT J

           FORM OF OPINION OF COUNSEL FOR THE COMPANY
                      (Section 12.1(a)(vi))

             [Letterhead of Counsel to the Company]

                       September 15, 1994


THE FIRST NATIONAL BANK OF CHICAGO,
  individually and as Documentary Agent
One First National Plaza
Chicago, Illinois  60670

THE BANK OF NOVA SCOTIA,
  individually and as Administrative Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

THE BANK OF NEW YORK,
  individually and as Negotiated Loan Agent
One Wall Street
New York, New York  10286

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
  individually and as Advisory Agent
600 Peachtree NE, Suite 2700
Atlanta, Georgia  30308

The Banks listed on Schedule I
attached hereto and parties to the
Credit Agreement referred to below

Gentlemen:

    We have acted as special counsel to Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), in connection with the negotiation, execution and delivery by the Company of (i) that certain Long Term Credit Agreement (the "Long Term Credit Agreement") dated as of September 15, 1994, among the Company, the banks named therein and listed on Schedule I attached hereto and the agents named therein and listed above, and in connection with the transactions and other documents and instruments described therein or consummated or executed and delivered in connection therewith and (ii) that certain Short Term Credit Agreement (the "Short Term Credit Agreement") dated as of September 15, 1994, among the Company, the banks named therein and listed on Schedule I attached hereto and the agents named therein and listed above, and in connection with the transactions and other documents and instruments described therein or executed and delivered in connection therewith. When terms are capitalized and used herein and are not otherwise defined herein, such terms are used herein and shall have the meanings ascribed to such terms in the Long Term Credit Agreement.

     In connection with this opinion, we have examined a counterpart of the Long Term Credit Agreement executed by the Company, a counterpart of the Short Term Credit Agreement executed by the Company and executed copies of the notes (the "Notes") being delivered by the Company pursuant to both such agreements. Except as provided below, we have also investigated such questions of law, have made such factual inquiries and have examined the original, certified, conformed or photostatic copies of all such records of the Company and all such documents, certificates of public officials, certificates of officers and representatives of the Company and others, and such other documents, and relied on the same, all as we deem relevant, necessary or appropriate for the opinions hereinafter expressed.

     As to indicated matters, our opinions as expressed below are based solely upon conclusions as to such matters set forth in the opinion of G. T. Morgan, Esq., Senior Associate General Counsel to the Company, a copy of which is attached hereto as Exhibit A and we have assumed, with your permission, the correctness of the matters set forth therein, except for paragraph 3 of such opinion. Our opinion is, except as otherwise specifically indicated in the preceding sentence, in every respect based upon and subject to the assumptions, qualifications, limitations and matters set forth in said opinion (and the exhibits thereto) attached hereto as Exhibit A, and as otherwise provided herein.

     On the basis of all of the foregoing, and subject to the additional qualifications, assumptions and limitations set forth below, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

     2. The execution, delivery and performance by the Company of the Long Term Credit Agreement, the Short Term Credit Agreement and the Notes (a) are within the Company's corporate powers, (b) have been duly authorized by all necessary corporate and other action, (c) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (d) do not conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (e) to our knowledge, do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any material Subsidiary or any of their respective properties.

     3. The Long Term Credit Agreement, the Short Term Credit Agreement and the Notes have been duly executed and delivered by the Company and are the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms except as such enforcement may be limited by the application of bankruptcy, moratorium, reorganization or other laws or legal principles affecting the rights of creditors generally or by general principles of equity (whether or not a proceeding is brought in a court of law or equity).

     4.   The Company is not an "investment company" or a company
"controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     5. Neither the Company nor any material Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6. Except as set forth in Schedule II to the Long Term Credit Agreement, in the annual report on form 10-K of the Parent for the fiscal year ended January 1, 1994 or in the quarterly report on form 10-Q of the Parent for the fiscal quarter ended July 2, 1994, no Material Litigation is pending or threatened against the Company.

     The opinions set forth above are subject to the following additional qualifications:

     (a) We have assumed, with your permission, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies and the authenticity of the originals of all such latter documents. We have also assumed the accuracy of the factual matters contained in the documents we have examined, and as related to us by officers and representatives of the Company.

     (b) We have assumed, with your permission, the due execution and delivery of the Long Term Credit Agreement and the Short Term Credit Agreement by the Banks and all other documents and instruments delivered in connection therewith by each of the parties thereto, other than the Company.

     (c) With your permission, we have relied solely on the aforesaid opinion of G. T. Morgan, Esq., Senior Associate General Counsel to the Company with respect to matters referred to or set forth in paragraphs 1, 2 (except as to that part of paragraph 2(d) which deals with "conflict with any provision of law" (with respect to which we partially relied on said opinion of Mr. Morgan)) and 6 of this letter. As indicated above, said opinion is attached hereto as Exhibit A.

     (d) We are qualified to practice law in the State of Illinois and we do not purport to be experts in any law other than the law of the State of Illinois and the federal law of the United States. Accordingly, we express no opinion as to the laws of any states, or as to any matter subject to such laws, other than the laws of the State of Illinois. We also do not render any opinion as to whether any state, other than the State of Illinois, would uphold the choice of law provisions in the Long Term Credit Agreement and the Short Term Credit Agreement.

     (e) Our opinions are limited to the matters expressly set forth herein and no opinion is to be implied or inferred beyond the matters expressly so stated.

     (f) Myron Lieberman, a member of this firm, is the sole general partner of Lieberman Investment Limited Partnership, a partnership in which one or more other members of this firm are also partners. Lieberman Investment Limited Partnership is a shareholder of Montgomery Ward Holding Corp., a Delaware corporation (the "Parent"), which owns all of the issued and outstanding shares of the Company. Mr. Lieberman individually is also a shareholder of the Parent and a director of the Company and the Parent.

     This opinion is delivered pursuant to the Long Term Credit
Agreement and the Short Term Credit Agreement and is furnished only to the Agents and the Banks and their Assignees and Participants and their respective counsel, and is solely for their benefit in connection with the above transactions.

                              Very truly yours,

                           SCHEDULE I
               To Opinion Dated September 15, 1994
                    of Counsel to the Company

                            EXHIBIT A

               To Opinion Dated September 15, 1994
                    of Counsel to the Company



        [MONTGOMERY WARD & CO., INCORPORATED LETTERHEAD]


                                               September 15, 1994






Gentlemen:

     As Senior Associate General Counsel to Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), I hereby render this opinion to induce and permit you to render your opinion ("Loan Opinion") to the Banks in connection with the transactions contemplated by (i) that certain Long Term Credit Agreement ("Long Term Credit Agreement") dated as of September 15, 1994, among the Company, the banks named therein and listed on Schedule I attached hereto and the agents named therein and listed on Schedule II attached hereto, and (ii) that certain Short Term Credit Agreement ("Short Term Credit Agreement") dated as of September 15, 1994, among the Company, the banks named therein and listed on Schedule I hereto and the agents named therein and listed on Schedule II hereto. In connection with this opinion, I have examined a counterpart of the Long Term Credit Agreement executed by the Company, a counterpart of the Short Term Credit Agreement executed by the Company and executed copies of each of the notes (the "Notes") being delivered by the Company pursuant to both such Agreements. Except as provided below, I have also investigated such questions of law, have made such factual inquiries and have examined the original, certified, conformed or photostatic copies of all such records of the Company and all such documents, certificates of public officials, certificates of officers and representatives of the Company and others, and such other documents, all as I deem relevant, necessary or appropriate for the opinions hereinafter expressed. When terms are capitalized and used herein and are not otherwise defined herein, such terms are used herein and shall have the meaning ascribed to such terms in the Long Term Credit Agreement.

          On the basis of all the foregoing, and subject to the additional qualifications, assumptions and limitations set forth below, I am of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

     2. The execution, delivery and performance by the Company of the Long Term Credit Agreement, the Short Term Credit Agreement and the Notes (a) are within the Company's corporate powers, (b) have been duly authorized by all necessary corporate and other action, (c) do not require any government approval which has not been previously obtained, (d) do not conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (e) to my knowledge, do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

     3. The Long Term Credit Agreement, the Short Term Credit Agreement and the Notes have been duly executed and delivered by the Company and the Long Term Credit Agreement and the Short Term Credit Agreement are, and any Negotiated Note evidencing an outstanding Negotiated Loan, any Term Note evidencing an outstanding Term Loan and any Swing Note evidencing an outstanding Swing Loan made pursuant to the provisions of the Long Term Credit Agreement or the Short Term Credit Agreement during the period such Loan remains outstanding will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms except as such enforcement may be limited by the application of bankruptcy, moratorium, reorganization or other laws or legal principles affecting the rights of creditors generally or by general principles of equity (whether or not a proceeding is brought in a court of law or equity).

     4. Except as set forth in Schedule II to the Long Term Credit Agreement, in the annual report on form 10-K of the Parent for the fiscal year ended January 1, 1994 or in the quarterly report on form 10-Q of the Parent for the fiscal quarter ended July 2, 1994, no Material Litigation is pending or threatened against the Company.

     The opinions set forth above are subject to the following additional qualifications:

     (a) I have assumed, with your permission, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to the originals of all documents submitted to me as copies and the authenticity of the originals of all such latter documents. I have also assumed the accuracy of the factual matters contained in the documents I have examined, and as related to me by officers and representatives of the Company.

     (b) I have assumed, with your permission, the due execution and delivery of the Long Term Credit Agreement and the Short Term
Credit Agreement by the Banks and all other documents and instruments delivered in connection therewith by each of the parties thereto, other than the Company.

     (c) I am qualified to practice law in the State of Illinois and I do not purport to be an expert in any law other than the law of the State of Illinois and the federal law of the United States. Accordingly, I express no opinion as to the laws of any states, or as to any matter subject to such laws, other than the laws of the State of Illinois. I also do not render any opinion as to whether any state, other than the State of Illinois, would uphold the choice of law provisions in the Long Term Credit Agreement and the Short Term Credit Agreement Documents.

     (d) I am a shareholder of Montgomery Ward Holding Corp., a Delaware corporation (the "Parent"), which owns all of the issued and outstanding shares of the Company, and I am the holder of options to purchase shares of Class A Common Stock of the Parent.

     (e) My opinion is limited to the matters expressly set forth herein and no opinion is to be implied or inferred beyond the matters expressly so stated.

     You, the Banks and the Agents (and their Assignees and Participants) and their respective counsel are entitled to rely on the opinion hereinbefore set forth and you are hereby authorized to attach this letter of opinion as an exhibit to the Loan Opinion delivered pursuant to Section 12.1(a)(vi) of the Long Term Credit Agreement and the Short Term Credit Agreement.

                              Very truly yours,




                              G. T. Morgan, Esq.,
                              Senior Associate General Counsel
                              Montgomery Ward & Co., Incorporated

                           SCHEDULE I
               To Opinion Dated September 15, 1994
                      of G. T. Morgan, Esq.

                           SCHEDULE II


THE FIRST NATIONAL BANK OF CHICAGO,
   individually and as Documentary Agent
One First National Plaza
Chicago, Illinois  60670

THE BANK OF NOVA SCOTIA,
  individually and as Administrative Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

THE BANK OF NEW YORK,
  individually and as Negotiated Loan Agent
One Wall Street
New York, New York  10286

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
  individually and as Advisory Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

                            EXHIBIT K

      FORM OF CERTIFICATE AS TO SATISFACTION OF CONDITIONS
                     (Section 12.1(a)(vii))

To:  The Banks and the Agents
     parties to the Credit Agreement
     referred to below.

     This Certificate is furnished pursuant to Section 12.1(a)(vii) of the Short Term Credit Agreement, dated as of September 15, 1994 (the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), the banks named therein (the "Banks") and the agents named therein (the "Agents"). Capitalized terms used herein but not otherwise defined herein shall have the same meanings as those assigned to them in the Credit Agreement.

     I hereby certify to the Banks and the Agents, on behalf of the Company that, I am the duly qualified and acting __________ of the Company, and I am authorized to execute this Certificate on behalf of the Company and I further certify as follows:

     1.  As of the date hereof no Event of Default or Unmatured
Event of Default has occurred and is continuing or shall result from the making of any Loan on the date hereof.

     2. The Company's representations and warranties contained in Sections 10.1 through 10.18 are true and correct as of the date hereof.

     3. All of the conditions precedent to the Credit Agreement becoming effective, which conditions are set forth in Section
12.1 of the Credit Agreement, have been satisfied as of the date of this Certificate.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 1994.




                              Name:
                              Title:
                                    of Montgomery Ward & Co.,
                                    Incorporated

                            EXHIBIT L

               FORM OF ASSIGNMENT AND ACCEPTANCE
                        (Section 15.4(b))

          Reference is made to the Short Term Credit Agreement, dated as of September 15, 1994 (herein, as heretofore amended, modified or supplemented, called the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), and the Banks and Agents parties thereto. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

                                                 (the "Assignor")
and                              (the "Assignee") hereby agree as
follows:

          1. The Assignee hereby purchases and assumes from the Assignor, and the Assignor hereby sells and assigns and delegates to the Assignee, without recourse and without representation or warranty except as specifically set forth in paragraph 2 below, a ______%1/ interest in and to all of the Assignor's rights, benefits and obligations under the Credit Agreement, including, without limitation, rights of setoff pursuant to Section 8.3 of the Credit Agreement, and obligations to share pursuant to
Section 8.2 of the Credit Agreement, which (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof) is $__________, and also including, without limitation, the same _____% 1/interest in:

          (a) the aggregate outstanding principal amount of the Revolving Loans, Swing Loans [and Negotiated Loans] owing to the Assignor, which (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof) is $____________; and

          (b) the Revolving Note, Swing Note [and Negotiated
          Note] held by the Assignor.

     2. (a) The Assignor represents and warrants that the Assignor has received the Company's consent to this Assignment and Acceptance (a true and correct copy of the letter from the Company evidencing such consent being attached hereto as Annex A).

          (b) The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

          (c) The Assignee acknowledges and agrees that neither the Assignor nor any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto.

          (d) The Assignee acknowledges and agrees that neither the Assignor nor any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition or creditworthiness of the Company or the performance or observance by the Company of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignee acknowledges and agrees that (i) the Assignee has made and will continue to make such inquiries and has taken and will continue to take such care on its own behalf as would have been the case had it made Loans directly to the Company without the intervention of the Assignor, any Agent or any other Person, and (ii) the Assignee has made and will continue to make its own credit analysis and decisions relating to the Credit Agreement independently and without reliance upon the Assignor, any Agent or any other Person, and based on such documents and information as it has deemed appropriate.

          (e) The Assignor represents and warrants that on the date hereof it is assigning an equal percentage amount of its commitment to make revolving loans and swing loans under the Long Term Credit Agreement as well as the revolving note and swing note evidencing such loans respectively.

          (f) The Assignor attaches the Revolving Note and Swing Note referred to in paragraph 1(b) above and requests that (i) the Applicable Agent exchange such Notes for new Notes as follows: a Revolving Note dated ______________, 19___ in the principal amount of $___________ payable to the order of the Assignee, a Swing Note dated __________, 19___ in the principal amount of $__________ payable to the order of the Assignee [, a Revolving Note dated __________, 19__ in the principal amount of $__________ payable to the order of the Assignor and a Swing Note dated __________, 19__ in the principal amount of $__________
          payable to the order of the Assignor] and (ii) a Negotiated Note dated __________, 19__ in the principal amount of $__________ payable to the order of the Assignee].

          (g) No Negotiated Loans are currently owing to the Assignor [except in the outstanding principal amount of $__________].

          [(h) The Assignor and the Assignee agree and acknowledge that the assignment made herein shall be supplemented by an assignment supplement of even date herewith with regard to the payment of interest and certain fees between the Assignor and the Assignee which shall include the amount of commitment fees on Loans currently outstanding.]

          3. The effective date for this Assignment and Acceptance shall be __________________, 19__ (the "Assignment Date").2/ Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Applicable Agent for acceptance by the Applicable Agent. At such time, if the Assignee is a Non-United States Person, it shall also deliver to the Applicable Agent a written representation and warranty substantially similar to that contained in Section 8.4(b) of the Credit Agreement. Following such acceptance by the Applicable Agent of this Assignment and Acceptance, a photostatic copy hereof shall be delivered to the Company, together with the representation and warranty described above. The Applicable Agent shall deliver the new Notes executed by the Company to the payees thereof and shall mark the Notes referred to in paragraph 1(b) above as "replaced" and shall deliver the same to the Company.

          4. Upon such acceptance by the Applicable Agent, as of the Assignment Date,

          (a) the Assignee shall, in addition to any rights, benefits and obligations under the Credit Agreement held by it immediately prior to the Assignment Date, have the rights, benefits and obligations under the Credit Agreement that have been assigned to it pursuant to this Assignment and Acceptance, and

          (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and benefits and be released from its obligations under the Credit Agreement, except that the Assignor shall remain entitled to the rights and benefits arising under Sections 6, 8.4, 9 and 15.6 of the Credit Agreement, and shall remain liable with respect to any of its obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5 of the Credit Agreement, with respect to any matters arising prior to the Assignment Date.

          5. Upon such acceptance by the Applicable Agent, from and after the Assignment Date, the Applicable Agent shall make all payments under the Credit Agreement and the Revolving Note and Swing Note in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment and other fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Note, Swing Note [and Negotiated Note] for periods prior to (and, if agreed to, in the case of commitment fees or interest, after) the Assignment Date directly between themselves.

          6. After acceptance by the Applicable Agent, the Assignor and the Assignee agree to give written notice of this Assignment and Acceptance to each Bank and each Agent, which written notice shall include the addresses and related information with respect to the Assignee.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of laws principles.

                                   [NAME OF ASSIGNOR]


                                   By:
                                        Title:

                                   [NAME OF ASSIGNEE]


                                   By:
                                        Title:

Accepted this __ day               Copies of all notices, etc,
of ____________, 19__.             should be sent to:

[NAME OF APPLICABLE AGENT],
as Applicable Agent

                                   Attention:
By:                                Telephone:
     Title:                        Telecopy:
                                   Telex:

                                   Base Rate Loan Funding Office:





                                   Eurodollar Loan Funding
                                   Office:

1/   Specify percentage in no more than 4 decimal points.

2/   See Section 15.4(b).  Such date shall be at least five (5)
     Business Days after the execution of this Assignment and Acceptance.

                             ANNEX A
                  TO ASSIGNMENT AND ACCEPTANCE


          [Attach a copy of the letter from the Company consenting to this Assignment and Acceptance]

                            EXHIBIT M

                  FORM OF REPLACEMENT AGREEMENT
                        (Section 15.4(e))



     This Agreement, dated as of ___________, 19__, constitutes a Replacement Agreement pursuant to Section 15.4(e) of the Short Term Credit Agreement dated September 15, 1994 (as amended, modified or supplemented, the "Credit Agreement"), among Montgomery Ward & Co., Incorporated (the "Company"), the banks named therein and the agents named therein. Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     1. The Company hereby (a) represents and warrants that no Event of Default or Unmatured Event of Default has occurred and is continuing, and (b) concurrently herewith agrees to pay all Liabilities of the Company now outstanding to ___________________ (the "Terminated Bank") (including without limitation all such amounts due the Terminated Bank under Sections 6, 8.4, 9, 15.5 and 15.6 of the Credit Agreement), which Liabilities on the date
hereof are $               .

     2. All obligations of the Terminated Bank (excluding any obligations arising under Sections 6.9, 8.4(c), 14.2 and 15.5 of the Credit Agreement with respect to any matters arising prior to the effective date of such termination) are hereby terminated and the Terminated Bank is hereby released therefrom and the Terminated Bank hereby ceases to be a party to the Credit Agreement and a Bank thereunder.

     3. _________________ (the "Replacement Bank") hereby becomes a party to the Credit Agreement and a Bank thereunder and agrees to be bound thereby with the same effect as if the Replacement Bank were the Terminated Bank immediately prior to such substitution. The Commitment of the Replacement Bank shall
be $            and the Termination Date for such Bank shall be
________________, 19__.

     This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.


     This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                                   MONTGOMERY WARD & CO.,
                                   INCORPORATED

                                   By:
                                        Title:



                                   [REPLACEMENT BANK]

                                   By:
                                        Title:



                                   THE BANK OF NOVA SCOTIA, in
                                   its capacity as Administrative
                                   Agent

                                   By:
                                        Title: